UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/10

The following N-CSR relates only to the Registrant’s series listed below and does not affect Dreyfus Core Equity Fund, a series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for that series as appropriate.

Dreyfus Bond Market Index Fund

Dreyfus Disciplined Stock Fund

Dreyfus Money Market Reserves

Dreyfus AMT-Free Municipal Reserves

Dreyfus Tax Managed Growth Fund

Dreyfus BASIC S&P 500 Stock Index Fund

Dreyfus U.S. Treasury Reserves

Dreyfus Small Cap Fund

Dreyfus Opportunistic Fixed Income Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
51	Statement of Assets and Liabilities
52	Statement of Operations
53	Statement of Changes in Net Assets
55	Financial Highlights
57	Notes to Financial Statements
67	Report of Independent Registered Public Accounting Firm
68	Important Tax Information
69	Board Members Information
71	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Bond Market Index Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Bond Market Index Fund, covering the 12-month period from November 1, 2009, through October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our analysis, persistent uncertainty regarding the breadth and strength of the U.S. economic recovery has led to bouts of heightened volatility throughout many areas of the U.S. bond market during the past year. Higher yielding market sectors, such as corporate debt and commercial mortgages, as well as bonds from international debt markets have fared relatively well as investors seek competitive levels of income in a low interest-rate environment.

Uncertainty will probably remain in the broader financial markets until we see more robust economic growth, but we expect generally favorable influences in the bond market to persist for some time to come. Record low short-term interest rates, improving corporate balance sheets, and investors’ global search for income could continue to support prices of higher yielding bonds, especially if today’s economic concerns prove to be overstated. With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global investment universe, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through October 31, 2010, as provided by Nancy G. Rogers, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, Dreyfus Bond Market Index Fund’s Investor shares produced a total return of 7.28%, and its BASIC shares produced a total return of 7.55%.1 In comparison, the Barclays Capital U.S.Aggregate Index (the “Index”) achieved a total return of 8.01% for the same period.2 The difference in returns between the fund and the Index was primarily the result of transaction costs and other operating expenses that are not reflected in the Index’s results.

During the reporting period, the U.S. bond market staged a broad-based advance as accommodative fiscal and monetary stimulus programs supported a slow-but-sustained economic recovery. The bond market’s stronger gains stemmed from commercial mortgage-backed securities, corporate bonds and mortgage-backed securities. In contrast, U.S. government agency securities and U.S.Treasury securities lagged other sectors.

On a separate note, Nancy G. Rogers became the primary portfolio manager of the fund in February 2010. Ms. Rogers has been a portfolio manager of the fund since October 2007.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index.To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index.To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 1,600 securities as compared to 8,200 securities in the Index. The fund’s average duration — a measure of sensitivity to changing interest rates — generally remains neutral to the Index. As of October 31, 2010, the average duration of the fund was approximately 4.58 years.

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Fixed-Income Securities Benefit from Government Stimuli

The reporting period began in the immediate wake of an annualized quarterly U.S. GDP growth rate of 1.6%, which marked the domestic economy’s first quarter of growth after four consecutive quarters of contraction.While the return to growth was welcome news, a number of factors continued to weigh on the U.S. economy, including lacklus-ter consumer spending, cutbacks in business inventories and sluggish corporate investment. The labor market also remained weak through the final months of 2009, but the pace of job losses slowed significantly. The U.S. economy continued to accelerate, posting an annualized 5.0% rate for the fourth quarter of 2009.

For its part, the Federal Reserve Board, (the “Fed”) maintained its stance that it would employ all available tools to stimulate the economy, including injecting liquidity into the bond market through large purchases of U.S. government securities. As it has since December 2008, the Fed left the overnight federal funds rate unchanged in a range between 0% and 0.25% throughout the reporting period.

At the beginning of 2010, the labor market remained one of the largest concerns for U.S. economic growth.The unemployment rate stood at 9.7%, and the U.S. economy posted a less robust 3.7% annualized growth rate for the first quarter of 2010.

On March 31, the Fed completed its efforts to inject liquidity into the bond market through massive purchasing programs, which helped support returns for U.S. government securities. By May, however, investors became concerned regarding a European sovereign debt crisis, in which Greece found itself unable to finance a heavy debt load. Investors also reacted cautiously to a catastrophic oil spill in the Gulf of Mexico, which threatened economic activity along the Gulf Coast.These factors contributed to a decline in U.S. GDP growth during the second quarter to an annualized 1.7% rate. Faced with greater uncertainty, investors flocked to the relative safety of U.S. government securities.

Investors Favored Higher Yielding Bonds

Over the summer of 2010, U.S.Treasuries rallied as yields fell across the maturity spectrum. Bonds with five- to 10-year maturities experienced the largest gains.As investors’ appetite for risk increased, they returned to higher yielding market sectors, boosting prices of commercial mortgage-backed securities and corporate bonds. Soon after the reporting period came to a close, the Fed embarked on a second round of quantitative easing, in which it announced the purchase of $600 billion of U.S.Treasuries in an attempt to stimulate the U.S. economy, which had ended the third quarter with an estimated 2.0% annualized growth rate.

Mirroring the Index’s Composition

As an index fund, we attempt to replicate the returns of the Barclays Capital Index by closely approximating its composition. As of October 31, 2010, approximately 32% of the fund’s assets was invested in mortgage-backed securities, 3% in commercial mortgage-backed securities, 18% in corporate bonds and asset-backed securities, 36% in U.S.Treasury securities and 11% in U.S. government agency bonds. In addition, all of the fund’s corporate securities were at least BBB-rated or better at the end of the reporting period, and the fund has maintained an overall credit quality that is closely aligned with that of the Index.

November 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

TheFund 5

Average Annual Total Returns as of 10/31/10
	1 Year	5 Years	10 Years
BASIC shares	7.55%	6.23%	6.15%
Investor shares	7.28%	5.98%	5.90%
Barclays Capital U.S. Aggregate Index	8.01%	6.45%	6.38%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in both the BASIC shares and Investor shares of Dreyfus Bond
Market Index Fund on 10/31/00 to a $10,000 investment made in the Barclays Capital U.S.Aggregate Index (the
“Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses on both BASIC and
Investor shares.The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010
	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$ 2.07	$ .78
Ending value (after expenses)	$1,051.10	$1,052.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010
	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$ 2.04	$ .77
Ending value (after expenses)	$1,023.19	$1,024.45

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for BASIC shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TheFund 7

STATEMENT OF INVESTMENTS
October 31, 2010

	Coupon	Maturity	Principal
Bonds and Notes—98.8%	Rate (%)	Date	Amount ($)	Value ($)
Aerospace & Defense—.3%
Boeing,
Sr. Unscd. Notes	6.00	3/15/19	2,000,000	2,402,428
Boeing,
Sr. Unscd. Bonds	7.25	6/15/25	150,000	194,295
General Dynamics,
Gtd. Notes	4.25	5/15/13	125,000	136,177
Lockheed Martin,
Sr. Unscd. Notes, Ser. B	6.15	9/1/36	455,000	520,618
Northrop Grumman Systems,
Gtd. Debs.	7.75	3/1/16	540,000	684,478
Raytheon,
Sr. Unscd. Debs.	7.20	8/15/27	150,000	191,986
United Technologies,
Sr. Unscd. Notes	4.88	5/1/15	2,750,000	3,161,623
United Technologies,
Sr. Unscd. Notes	6.70	8/1/28	50,000	61,460
United Technologies,
Sr. Unscd. Debs.	8.75	3/1/21	50,000	72,628
				7,425,693
Agriculture—.3%
Altria Group,
Gtd. Notes	9.70	11/10/18	1,850,000	2,555,788
Archer Daniels,
Sr. Unscd. Notes	5.45	3/15/18	130,000	151,275
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	760,000	899,097
Philip Morris International,
Sr. Unscd. Notes	6.88	3/17/14	3,200,000	3,781,206
Reynolds American,
Gtd. Notes	7.63	6/1/16	170,000	200,347
				7,587,713
Asset—Backed Certificates—.0%
AEP Texas Central Transition
Funding, Ser. 2002-1, Cl. A4	5.96	7/15/15	487,827	526,395
Asset-Backed Ctfs./
Auto Receivables—.0%
Ford Credit Auto Owner Trust,
Ser. 2009-A, Cl. A4	6.07	5/15/14	1,000,000	1,089,032

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./Credit Cards—.1%
Bank One Issuance Trust,
Ser. 2003-C3, Cl. C3	4.77	2/16/16	200,000	213,911
Capital One Multi-Asset Execution
Trust, Ser. 2007-A7, Cl. A7	5.75	7/15/20	565,000	669,319
Citibank Credit Card Issuance
Trust, Ser. 2005-A4, Cl. A4	4.40	6/20/14	500,000	530,098
Citibank Credit Card Issuance
Trust, Ser. 2003-A10, Cl. A10	4.75	12/10/15	500,000	555,605
				1,968,933
Asset-Backed Ctfs./
Home Equity Loans—.0%
Centex Home Equity,
Ser. 2005-C, Cl. AF5	5.05	6/25/35	186,837 [a]	190,778
Automobile Manufacturers—.0%
Daimler Finance North America,
Gtd. Notes	6.50	11/15/13	225,000	259,361
Daimler Finance North America,
Gtd. Notes	7.30	1/15/12	400,000	428,342
Daimler Finance North America,
Gtd. Notes	8.50	1/18/31	200,000	268,578
				956,281
Banks—2.5%
Bank of America,
Gtd. Notes	3.13	6/15/12	3,000,000	3,132,936
Bank of America,
Sr. Unscd. Notes	5.13	11/15/14	350,000	374,382
Bank of America,
Sr. Unscd. Notes	5.38	6/15/14	250,000	271,408
Bank of America,
Sr. Unscd. Notes	5.63	10/14/16	575,000	616,912
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	965,000	1,017,198
Bank of America,
Sr. Unscd. Notes	5.75	12/1/17	2,450,000	2,600,435
Bank of America,
Sub. Notes	7.80	9/15/16	235,000	269,794
Bank One,
Sub. Notes	5.90	11/15/11	500,000	525,121

TheFund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
Barclays Bank,
Sr. Unscd. Notes	6.75	5/22/19	1,300,000	1,547,100
BB&T,
Sr. Unscd. Notes	3.38	9/25/13	3,400,000	3,605,771
BB&T,
Sub. Notes	4.75	10/1/12	325,000	345,232
BB&T,
Sub. Notes	4.90	6/30/17	150,000	159,835
Citigroup,
Gtd. Bonds	2.13	4/30/12	3,500,000	3,592,060
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	4,400,000	4,766,485
Credit Suisse New York,
Sr. Unscd. Notes	5.30	8/13/19	2,000,000	2,223,568
Credit Suisse New York,
Sub. Notes	6.00	2/15/18	1,400,000	1,575,360
Deutsche Bank AG London,
Sr. Unscd. Notes	6.00	9/1/17	845,000	986,953
Dresdner Bank New York,
Sub. Notes	7.25	9/15/15	145,000	162,873
Fifth Third Bank,
Sub. Notes	8.25	3/1/38	1,000,000	1,175,276
First Tennessee Bank,
Sub. Notes	5.65	4/1/16	250,000	251,120
Golden West Financial,
Sr. Unscd. Notes	4.75	10/1/12	1,000,000	1,068,713
Goldman Sachs Group,
Gtd. Notes	3.25	6/15/12	4,350,000	4,552,236
HSBC Holdings,
Sub. Notes	6.50	5/2/36	1,350,000	1,446,786
HSBC Holdings,
Sub. Notes	6.50	9/15/37	555,000	597,683
JP Morgan Chase,
Sub. Notes	6.00	10/1/17	150,000	170,954
KeyBank,
Sub. Notes	6.95	2/1/28	100,000	105,435
Korea Development Bank,
Sr. Unscd. Notes	5.50	11/13/12	350,000	371,289
Landwirtschaftliche Rentenbank,
Gov’t Gtd. Bonds	5.13	2/1/17	950,000	1,116,417

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Banks (continued)
Mercantile Bankshares,
Sub. Notes, Ser. B	4.63	4/15/13	200,000		212,945
Morgan Stanley,
Sr. Unscd. Notes	7.30	5/13/19	1,300,000		1,501,800
National City,
Sub. Notes	6.88	5/15/19	1,800,000		2,100,582
Oesterreichische Kontrollbank,
Gov’t Gtd. Notes	4.88	2/16/16	1,500,000	[b]	1,727,706
PNC Funding,
Gtd. Notes	5.25	11/15/15	225,000		250,607
Royal Bank of Scotland Group,
Sub. Notes	5.00	10/1/14	175,000		177,930
Royal Bank of Scotland Group,
Sub. Notes	6.38	2/1/11	410,000		414,650
SouthTrust,
Sub. Notes	5.80	6/15/14	500,000		552,372
State Street Bank & Trust,
Sub. Notes	5.25	10/15/18	200,000		226,669
Suntrust Capital VIII,
Gtd. Secs.	6.10	12/15/36	335,000	[a]	314,209
UBS AG/Stamford,
Sr. Unscd. Notes	4.88	8/4/20	1,300,000		1,396,507
UBS AG/Stamford,
Sr. Sub. Notes	5.88	7/15/16	75,000		83,593
UBS AG/Stamford,
Notes	5.88	12/20/17	760,000		872,434
Union Planters,
Sr. Unscd. Notes	4.38	12/1/10	400,000	[b]	400,826
US Bank,
Sub. Notes	4.95	10/30/14	45,000		50,593
US Bank,
Sub. Notes	6.38	8/1/11	100,000		104,376
Wachovia Bank,
Sub. Notes	5.00	8/15/15	250,000		276,159
Wachovia Bank,
Sub. Notes	6.60	1/15/38	415,000		461,375
Wachovia,
Sub. Notes	5.25	8/1/14	200,000		217,365
Wachovia,
Sr. Unscd. Notes	5.75	2/1/18	1,100,000		1,250,075

TheFund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Banks (continued)
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	2,340,000		2,649,114
Wells Fargo & Co.,
Sub. Notes	6.38	8/1/11	420,000		437,537
Wells Fargo Bank,
Sub. Notes	5.75	5/16/16	875,000		994,215
Westpac Banking,
Sub. Notes	4.63	6/1/18	500,000		527,297
					55,830,268
Building & Construction—.0%
CRH America,
Gtd. Notes	5.30	10/15/13	500,000		538,571
Chemicals—.4%
Dow Chemical,
Sr. Unscd. Notes	6.00	10/1/12	2,200,000		2,385,163
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	1,700,000		2,186,863
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	5.25	12/15/16	1,900,000		2,234,601
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	6.00	7/15/18	560,000		671,829
Lubrizol,
Gtd. Notes	5.50	10/1/14	150,000		168,032
Potash of Saskatchewan,
Sr. Unscd. Notes	7.75	5/31/11	200,000		208,134
Praxair,
Sr. Unscd. Notes	6.38	4/1/12	100,000		107,911
					7,962,533
Commercial Mortgage
Pass-Through Ctfs.—2.7%
Banc of America Commercial
Mortgage, Ser. 2005-3, Cl. A4	4.67	7/10/43	1,000,000		1,053,725
Banc of America Commercial
Mortgage, Ser. 2005-4, Cl. A5B	5.00	7/10/45	1,800,000	[a]	1,759,383
Banc of America Commercial
Mortgage, Ser. 2007-1, Cl. A4	5.45	1/15/49	1,000,000		1,057,115
Banc of America Commercial
Mortgage, Ser. 2007-4, Cl. A4	5.93	2/10/51	300,000	[a]	322,324

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12, Cl. A4	4.68	8/13/39	350,000	[a]	377,084
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T10, Cl. A2	4.74	3/13/40	400,000		426,528
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR9, Cl. A4A	4.87	9/11/42	900,000		963,265
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW14, Cl. A4	5.20	12/11/38	2,630,000		2,856,728
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12, Cl. A4	5.91	9/11/38	850,000	[a]	952,126
Bear Stearns Commercial Mortgage
Securities, Ser. 2002-TOP6, Cl. A2	6.46	10/15/36	165,811		174,508
Bear Stearns Commercial Mortgage
Securities, Ser. 2001-TOP2, Cl. A2	6.48	2/15/35	154,145		155,831
Citigroup Commercial Mortgage
Trust, Ser. 2006-C4, Cl. A3	5.73	3/15/49	225,000	[a]	246,498
Citigroup Commercial Mortgage
Trust, Ser. 2008-C7, Cl. A4	6.29	12/10/49	1,100,000	[a]	1,195,047
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2005-CD1,
Cl. A4	5.22	7/15/44	1,900,000	[a]	2,096,725
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2006-CD2,
Cl. A4	5.35	1/15/46	85,000	[a]	92,044
Commercial Mortgage Pass Through
Certificates, Ser. 2004-LB4A,
Cl. A5	4.84	10/15/37	4,000,000		4,233,494
Commercial Mortgage Pass-Through
Certificates, Ser. 2005-LP5, Cl. A2	4.63	5/10/43	234,192		239,479
Credit Suisse Mortgage Capital
Certificates, Ser. 2006-C3, Cl. A3	5.83	6/15/38	1,500,000	[a]	1,649,185
CS First Boston Mortgage
Securities, Ser. 2004-C3, Cl. A5	5.11	7/15/36	1,245,000	[a]	1,331,897
CS First Boston Mortgage
Securities, Ser. 2002-CKP1, Cl. A3	6.44	12/15/35	656,442		688,822
CS First Boston Mortgage
Securities, Ser. 2001-CK3, Cl. A4	6.53	6/15/34	214,536		217,348

TheFund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
CWCapital Cobalt,
Ser. 2007-C3, Cl. A4	5.82	5/15/46	1,000,000	[a]	1,054,728
GE Capital Commercial Mortgage,
Ser. 2002-1A, Cl. A3	6.27	12/10/35	1,218,660		1,284,171
GS Mortgage Securities II,
Ser. 2005-GG4, Cl. A3	4.61	7/10/39	775,000		789,219
GS Mortgage Securities II,
Ser. 2005-GG4, Cl. A4A	4.75	7/10/39	2,700,000		2,883,490
GS Mortgage Securities II,
Ser. 2007-GG10, Cl. A4	6.00	8/10/45	1,000,000	[a,b]	1,060,877
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-CB8, Cl. A4	4.40	1/12/39	1,000,000		1,056,950
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-LN2, Cl. A2	5.12	7/15/41	150,000		161,753
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LDPX, Cl. A3	5.42	1/15/49	1,200,000		1,258,646
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB18, Cl. A4	5.44	6/12/47	350,000		369,856
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-LDP8, Cl. A3B	5.45	5/15/45	225,000		240,472
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. A4	5.48	12/12/44	500,000	[a]	541,345
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. A4	5.79	2/12/51	1,000,000	[a]	1,086,270
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LD11, Cl. A4	6.00	6/15/49	1,855,000	[a]	1,972,714
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	600,000	[a]	648,835
LB-UBS Commercial Mortgage Trust,
Ser. 2003-C3, Cl. A4	4.17	5/15/32	475,000		502,637

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C7, Cl. A6	4.79	10/15/29	4,028,000	[a]	4,325,868
LB-UBS Commercial Mortgage Trust,
Ser. 2005-C3, Cl. AJ	4.84	7/15/40	500,000		463,037
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C6, Cl. A6	5.02	8/15/29	275,000	[a]	297,012
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C2, Cl. A3	5.43	2/15/40	1,200,000		1,267,244
Merrill Lynch Mortgage Trust,
Ser. 2003-KEY1, Cl. A4	5.24	11/12/35	500,000	[a]	541,896
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A6	5.41	11/12/37	375,000	[a]	414,728
Merrill Lynch Mortgage Trust,
Ser. 2007-C1, Cl. A4	6.02	6/12/50	1,000,000	[a]	1,065,621
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. ASB	5.75	6/12/50	692,000	[a]	745,707
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. A4	5.81	6/12/50	1,200,000	[a]	1,249,925
Morgan Stanley Capital I,
Ser. 2004-T13, Cl. A4	4.66	9/13/45	1,000,000		1,075,297
Morgan Stanley Capital I,
Ser. 2004-T15, Cl. A4	5.27	6/13/41	3,160,000	[a]	3,457,618
Morgan Stanley Capital I,
Ser. 2007-IQ14, Cl. A4	5.69	4/15/49	1,300,000	[a]	1,356,853
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A4	5.73	7/12/44	500,000	[a]	555,900
Morgan Stanley Dean Witter Capital
I, Ser. 2003-HQ2, Cl. A2	4.92	3/12/35	500,000		534,365
Morgan Stanley Dean Witter Capital
I, Ser. 2001-TOP1, Cl. A4	6.66	2/15/33	36,877		37,014
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C20, Cl. A7	5.12	7/15/42	800,000	[a]	882,380
Wachovia Bank Commercial Mortgage
Trust, Ser. 2004-C11, Cl. A5	5.22	1/15/41	800,000	[a]	851,462
Wachovia Bank Commercial Mortgage
Trust, Ser. 2007-C31, Cl. A4	5.51	4/15/47	2,500,000		2,591,152

TheFund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C28, Cl. A3	5.68	10/15/48	150,000		160,459
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C27, Cl. A3	5.77	7/15/45	1,150,000	[a]	1,261,918
					60,136,575
Consumer Products—.2%
Avon Products,
Sr. Unscd. Notes	4.20	7/15/18	250,000		268,741
Procter & Gamble,
Sr. Unscd. Notes	4.95	8/15/14	2,625,000		2,996,207
Procter & Gamble,
Sr. Unscd. Notes	5.55	3/5/37	300,000		338,520
					3,603,468
Diversified Financial Services—4.4%
AEP Texas Central Transition
Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/18	250,000		292,628
AEP Texas Central Transition
Funding, Sr. Scd. Bonds, Ser. A-5	5.31	7/1/20	45,000		53,293
American Express,
Sr. Unscd. Notes	6.15	8/28/17	700,000		808,130
American Express,
Sr. Unscd. Notes	7.00	3/19/18	2,600,000		3,127,621
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	100,000		112,634
Bear Stearns,
Sub. Notes	5.55	1/22/17	500,000		547,442
Bear Stearns,
Sr. Unscd. Notes	6.40	10/2/17	540,000		630,643
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	270,000		329,931
Blackrock,
Sr. Unscd. Notes, Ser. 2	5.00	12/10/19	1,600,000		1,755,027
Capital One Bank,
Sr. Unscd. Notes	5.13	2/15/14	200,000	[b]	218,460
Capital One Capital III,
Gtd. Cap. Secs.	7.69	8/15/36	200,000		205,000
Capital One Capital V,
Gtd. Notes	10.25	8/15/39	1,000,000		1,091,250

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial
Services (continued)
Caterpillar Financial Services,
Sr. Unscd. Notes	6.13	2/17/14	2,600,000	3,002,015
Citigroup Funding,
Gtd. Notes	1.88	10/22/12	4,900,000	5,035,529
Citigroup,
Sub. Notes	5.00	9/15/14	3,230,000	3,388,241
Citigroup,
Sr. Unscd. Notes	6.00	2/21/12	1,075,000	1,138,162
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	885,000	986,462
Citigroup,
Sub. Notes	6.13	8/25/36	575,000	557,557
Citigroup,
Sr. Unscd. Debs.	6.63	1/15/28	100,000	105,189
Citigroup,
Sr. Unscd. Notes	6.88	3/5/38	700,000	779,190
Citigroup,
Unscd. Notes	8.50	5/22/19	760,000	955,837
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	750,000	759,754
Credit Suisse USA,
Bank Gtd. Notes	5.38	3/2/16	200,000	228,788
Credit Suisse USA,
Bank Gtd. Notes	5.50	8/15/13	1,000,000	1,113,102
Credit Suisse USA,
Bank Gtd. Notes	6.50	1/15/12	1,300,000	1,388,949
General Electric Capital,
Gtd. Notes	2.13	12/21/12	4,000,000	4,140,528
General Electric Capital,
Gtd. Notes	2.20	6/8/12	3,000,000	3,086,838
General Electric Capital,
Sr. Unscd. Notes	5.00	1/8/16	375,000	414,127
General Electric Capital,
Notes	5.25	10/19/12	5,700,000	6,156,764
General Electric Capital,
Sr. Unscd. Notes, Ser. A	5.45	1/15/13	650,000 [b]	708,040
General Electric Capital,
Notes	5.63	9/15/17	1,000,000	1,122,860

TheFund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial
Services (continued)
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	1,335,000	1,494,180
General Electric Capital,
Sr. Unscd. Notes	5.88	1/14/38	2,000,000	2,040,916
General Electric Capital,
Sr. Unscd. Notes, Ser. A	6.75	3/15/32	1,000,000	1,118,716
Goldman Sachs Capital I,
Gtd. Cap. Secs.	6.35	2/15/34	350,000	335,607
Goldman Sachs Group,
Sr. Unscd. Notes	4.75	7/15/13	2,800,000	3,015,029
Goldman Sachs Group,
Sr. Unscd. Notes	5.95	1/18/18	15,000	16,694
Goldman Sachs Group,
Sr. Unscd. Notes	6.13	2/15/33	475,000	517,000
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	680,000	762,579
Goldman Sachs Group,
Sr. Unscd. Notes	6.25	9/1/17	190,000	215,007
Goldman Sachs Group,
Sr. Unscd. Notes	6.60	1/15/12	2,725,000	2,900,558
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	2,000,000	2,103,736
Goldman Sachs Group,
Sr. Unscd. Notes	7.50	2/15/19	1,000,000	1,205,674
HSBC Finance,
Sr. Unscd. Notes	4.75	7/15/13	700,000	747,248
HSBC Finance,
Sr. Unscd. Notes	5.50	1/19/16	2,625,000	2,918,853
Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	200,000	183,986
Jefferies Group,
Sr. Unscd. Debs.	6.45	6/8/27	35,000	34,043
JP Morgan Chase Capital XVII,
Gtd. Debs., Ser. Q	5.85	8/1/35	310,000	294,377
JP Morgan Chase Capital XX,
Gtd. Notes, Ser. T	6.55	9/29/36	50,000	48,648
JPMorgan Chase & Co.,
Gtd. Notes	3.13	12/1/11	2,500,000	2,574,640

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial
Services (continued)
JPMorgan Chase & Co.,
Sub. Notes	5.13	9/15/14	2,525,000	2,771,473
JPMorgan Chase & Co.,
Sub. Notes	5.15	10/1/15	3,950,000	4,366,520
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	2,000,000	2,286,364
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	650,000	742,085
JPMorgan Chase & Co.,
Sub. Notes	6.75	2/1/11	1,000,000	1,015,311
Merrill Lynch & Co.,
Sr. Unscd. Notes	5.45	7/15/14	565,000	604,299
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.05	8/15/12	1,235,000	1,317,337
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	575,000	608,937
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	1,665,000	1,816,578
Merrill Lynch & Co.,
Notes	6.88	4/25/18	4,750,000	5,339,086
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	11/15/18	150,000	166,065
Morgan Stanley,
Gtd. Notes	1.95	6/20/12	2,000,000	2,051,486
Morgan Stanley,
Sub. Notes	4.75	4/1/14	1,580,000	1,650,828
Morgan Stanley,
Sr. Unscd. Notes	5.45	1/9/17	1,100,000	1,169,563
Morgan Stanley,
Sr. Unscd. Notes	5.75	10/18/16	175,000	191,409
Morgan Stanley,
Sr. Unscd. Notes	6.63	4/1/18	2,700,000	3,037,225
Morgan Stanley,
Sr. Unscd. Notes	7.25	4/1/32	300,000	337,999
National Rural
Utilities Cooperative
Finance, Coll.
Trust Bonds	5.45	2/1/18	1,100,000	1,263,524

TheFund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial
Services (continued)
SLM,
Sr. Unscd. Notes, Ser. A	5.00	10/1/13	100,000	100,484
SLM,
Sr. Unscd. Notes, Ser. A	5.00	4/15/15	450,000	434,727
Toyota Motor Credit,
Sr. Unscd. Notes	4.35	12/15/10	150,000 [b]	150,710
				98,189,492
Diversified Metals & Mining—.5%
Alcoa,
Sr. Unscd. Notes	5.72	2/23/19	612,000	628,002
Arcelormittal,
Sr. Unscd. Bonds	9.85	6/1/19	1,200,000	1,550,299
BHP Billiton Finance USA,
Gtd. Notes	6.50	4/1/19	1,700,000	2,111,330
BHP-Billiton Finance USA,
Gtd. Notes	4.80	4/15/13	1,175,000	1,286,888
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	895,000	1,013,744
Newmont Mining,
Gtd. Notes	6.25	10/1/39	1,000,000	1,126,376
Rio Tinto Alcan,
Sr. Unscd. Debs.	7.25	3/15/31	350,000	427,142
Rio Tinto Finance USA,
Gtd. Notes	6.50	7/15/18	1,820,000	2,239,552
Vale Inco,
Sr. Unscd. Bonds	7.20	9/15/32	100,000	110,278
Vale Overseas,
Gtd. Notes	6.25	1/23/17	510,000	590,778
Vale Overseas,
Gtd. Notes	6.88	11/21/36	900,000	1,027,823
Xstrata Canada,
Gtd. Notes	5.50	6/15/17	165,000	177,874
				12,290,086
Electric Utilities—1.5%
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	150,000	164,832
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 05-A	5.30	3/1/35	175,000	178,067

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Electric Utilities (continued)
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	600,000	706,792
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/36	200,000	228,991
Constellation Energy Group,
Sr. Unscd. Notes	7.60	4/1/32	250,000	302,242
Consumers Energy,
First Mortgage Bonds, Ser. P	5.50	8/15/16	200,000	231,798
Dominion Resources,
Sr. Unscd. Notes, Ser. C	5.15	7/15/15	2,075,000	2,384,142
Dominion Resources,
Sr. Unscd. Notes, Ser. E	6.30	3/15/33	100,000	113,402
Duke Energy Carolinas,
First Mortgage Bonds	6.00	1/15/38	1,710,000	1,956,452
Duke Energy Carolinas,
Sr. Unscd. Notes	6.25	1/15/12	75,000	80,046
Duke Energy Ohio,
Sr. Unscd. Bonds	5.70	9/15/12	185,000	201,352
Exelon,
Sr. Unscd. Notes	4.90	6/15/15	2,500,000	2,756,915
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	7,000	7,316
FirstEnergy,
Sr. Unscd. Notes, Ser. C	7.38	11/15/31	1,210,000	1,305,387
Florida Power & Light,
First Mortgage Bonds	5.63	4/1/34	1,100,000	1,190,668
Florida Power & Light,
First Mortgage Debs.	5.65	2/1/35	25,000	27,185
Florida Power,
First Mortgage Bonds	6.40	6/15/38	1,000,000	1,199,482
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HH	8.50	12/1/29	1,200,000	1,840,619
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HK	9.38	4/15/30	20,000	31,066
MidAmerican Energy Holdings,
Sr. Unscd. Notes	5.88	10/1/12	950,000	1,035,298
MidAmerican
Energy Holdings,
Sr. Unscd. Bonds	6.13	4/1/36	1,250,000	1,398,273

TheFund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Electric Utilities (continued)
NiSource Finance,
Gtd. Notes	5.40	7/15/14	150,000	168,075
NiSource Finance,
Gtd. Notes	6.40	3/15/18	1,700,000	1,964,245
Northern States Power,
First Mortgage Bonds	6.25	6/1/36	750,000	887,849
Ohio Power,
Sr. Unscd. Notes, Ser. F	5.50	2/15/13	1,500,000	1,634,928
Oncor Electric Delivery,
Sr. Scd. Debs.	7.00	9/1/22	170,000	212,752
Oncor Electric Delivery,
Sr. Scd. Notes	7.00	5/1/32	250,000	294,407
Pacific Gas & Electric,
Sr. Unscd. Bonds	4.80	3/1/14	100,000	110,578
Pacific Gas & Electric,
Sr. Unscd. Bonds	6.05	3/1/34	465,000	523,316
Pacific Gas & Electric,
Sr. Unscd. Notes	6.25	3/1/39	750,000	869,458
Pacificorp,
First Mortgage Bonds	5.75	4/1/37	1,035,000	1,136,447
Progress Energy,
Sr. Unscd. Notes	7.10	3/1/11	500,000	510,429
Progress Energy,
Sr. Unscd. Notes	7.75	3/1/31	480,000	620,093
Public Service Company of
Colorado, First Mortgage
Bonds, Ser. 10	7.88	10/1/12	350,000	394,624
Public Service Electric & Gas,
Scd. Notes, Ser. D	5.25	7/1/35	230,000	239,013
South Carolina Electric & Gas,
First Mortgage Bonds	6.63	2/1/32	200,000 [b]	238,626
Southern California Edison,
First Mortgage Bonds	5.50	3/15/40	1,000,000	1,081,025
Southern California Edison,
First Mortgage Notes, Ser. 08-A	5.95	2/1/38	70,000	80,150
Southern California Edison,
Sr. Unscd. Notes	6.65	4/1/29	450,000	529,526
Southern California Gas,
First Mortgage Bonds, Ser. HH	5.45	4/15/18	100,000	114,530

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Electric Utilities (continued)
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	2,000,000	2,258,862
SouthWestern Electric Power,
Sr. Unscd. Notes, Ser. F	5.88	3/1/18	150,000	168,827
Union Electric,
Sr. Scd. Notes	6.40	6/15/17	1,500,000	1,746,309
Virginia Electric & Power,
Sr. Unscd. Notes, Ser. A	5.40	1/15/16	500,000	588,223
				33,712,617
Food & Beverages—.9%
Anheuser-Busch Cos.,
Gtd. Bonds	5.00	1/15/15	1,000,000	1,117,893
Anheuser-Busch Cos.,
Gtd. Notes	5.50	1/15/18	145,000	164,783
Anheuser-Busch Inbev Worldwide,
Gtd. Notes	5.38	1/15/20	2,500,000	2,843,725
Bottling Group,
Gtd. Notes	4.63	11/15/12	350,000	376,607
Coca-Cola Enterprises,
Sr. Unscd. Debs.	6.70	10/15/36	250,000	317,199
Coca-Cola Enterprises,
Sr. Unscd. Debs.	6.95	11/15/26	175,000	218,428
Coca-Cola Enterprises,
Sr. Unscd. Debs.	8.50	2/1/22	100,000	141,486
ConAgra Foods,
Sr. Unscd. Notes	7.00	10/1/28	350,000	408,651
Diageo Capital,
Gtd. Notes	5.75	10/23/17	720,000	852,234
Diageo Finance,
Gtd. Notes	5.30	10/28/15	125,000	144,709
Dr. Pepper Snapple Group,
Gtd. Notes	6.82	5/1/18	1,700,000	2,097,241
General Mills,
Sr. Unscd. Notes	5.70	2/15/17	1,300,000	1,536,310
General Mills,
Sr. Unscd. Notes	6.00	2/15/12	125,000	133,342
H.J. Heinz,
Sr. Unscd. Debs.	6.38	7/15/28	100,000	107,743

TheFund 23

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Food & Beverages (continued)
Hershey,
Sr. Unscd. Notes	5.30	9/1/11	750,000	781,045
Hershey,
Sr. Unscd. Debs.	8.80	2/15/21	30,000	41,288
Kellogg,
Sr. Unscd. Debs., Ser. B	7.45	4/1/31	340,000	446,562
Kraft Foods,
Sr. Unscd. Notes	6.13	2/1/18	2,975,000	3,509,848
Kraft Foods,
Sr. Unscd. Notes	6.25	6/1/12	225,000	243,971
Kroger,
Gtd. Notes	7.50	4/1/31	800,000	1,012,585
Nabisco,
Sr. Unscd. Debs.	7.55	6/15/15	640,000	776,799
Pepsi Bottling Group,
Gtd. Notes, Ser. B	7.00	3/1/29	800,000	1,027,219
Pepsico,
Sr. Unscd. Notes	7.90	11/1/18	1,000,000	1,342,913
Safeway,
Sr. Unscd. Notes	5.80	8/15/12	210,000	226,770
SYSCO,
Sr. Unscd. Notes	5.38	9/21/35	350,000	373,529
				20,242,880
Foreign/Governmental—3.4%
Asian Development Bank,
Sr. Unscd. Notes	2.75	5/21/14	3,500,000	3,734,846
Asian Development Bank,
Sr. Unscd. Notes	4.50	9/4/12	1,750,000	1,877,335
European Investment Bank,
Sr. Unscd. Bonds	3.25	5/15/13	2,600,000	2,771,064
European Investment Bank,
Sr. Unscd. Notes	4.63	5/15/14	500,000	563,734
European Investment Bank,
Sr. Unscd. Bonds	4.63	10/20/15	350,000	402,547
European Investment Bank,
Sr. Unscd. Bonds	4.88	1/17/17	850,000	993,817
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	3,700,000 [b]	4,385,203
Federal Republic of Brazil,
Sr. Unscd. Bonds	6.00	1/17/17	2,270,000	2,691,085

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Federal Republic of Brazil,
Sr. Unscd. Bonds	7.13	1/20/37	575,000		761,875
Federal Republic of Brazil,
Unscd. Bonds	8.25	1/20/34	1,000,000		1,467,500
Federal Republic of Brazil,
Unscd. Bonds	10.13	5/15/27	500,000		826,250
Inter-American Development Bank,
Sr. Unsub. Notes	3.88	9/17/19	2,000,000		2,221,002
Inter-American Development Bank,
Notes	4.25	9/10/18	540,000	[b]	619,275
Inter-American Development Bank,
Sr. Unscd. Notes	4.38	9/20/12	1,530,000		1,640,781
Inter-American Development Bank,
Sr. Unscd. Notes	5.13	9/13/16	150,000		178,728
International Bank for
Reconstruction & Development,
Sr. Unscd. Notes	5.00	4/1/16	700,000		824,240
International
Bank for Reconstruction &
Development,
Unsub. Bonds	7.63	1/19/23	700,000		1,017,474
Japan Finance,
Gov’t Gtd. Bonds	2.00	6/24/11	2,500,000		2,524,700
KFW,
Gov’t Gtd. Bonds	4.00	10/15/13	1,400,000		1,533,448
KFW,
Gov’t Gtd. Bonds	4.00	1/27/20	2,500,000	[b]	2,772,798
KFW,
Gov’t Gtd. Bonds	4.13	10/15/14	1,200,000		1,335,890
KFW,
Gov’t Gtd. Bonds	4.50	7/16/18	1,800,000		2,070,482
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	1,240,000	[b]	1,449,804
KFW,
Gov’t Gtd. Bonds	5.13	3/14/16	625,000		733,750
Province of British Columbia
Canada, Sr. Unscd. Bonds,
Ser. USD2	6.50	1/15/26	25,000		33,119
Province of Manitoba Canada,
Sr. Unscd. Debs.	2.13	4/22/13	8,000,000		8,263,312

TheFund 25

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Province of Manitoba Canada,
Debs., Ser. CB	8.80	1/15/20	10,000		14,294
Province of Manitoba Canada,
Debs.	8.88	9/15/21	450,000		657,342
Province of Ontario Canada,
Sr. Unscd. Bonds	4.10	6/16/14	3,000,000		3,311,934
Province of Ontario Canada,
Sr. Unscd. Notes	4.95	11/28/16	1,000,000		1,161,785
Province of Quebec Canada,
Unscd. Notes	4.60	5/26/15	700,000	[b]	793,815
Province of Quebec Canada,
Bonds	5.13	11/14/16	3,725,000		4,355,281
Province of Quebec Canada,
Debs., Ser. NJ	7.50	7/15/23	200,000		277,957
Province of Quebec Canada,
Unscd. Debs., Ser. PD	7.50	9/15/29	250,000		347,751
Province of Saskatchewan Canada,
Debs.	7.38	7/15/13	500,000		586,481
Republic of Chile,
Sr. Unscd. Bonds	5.50	1/15/13	625,000		684,087
Republic of Finland,
Sr. Unscd. Bonds	6.95	2/15/26	25,000		35,364
Republic of Hungary,
Sr. Unscd. Notes	4.75	2/3/15	125,000	[b]	134,635
Republic of Italy,
Sr. Unscd. Notes	4.50	1/21/15	50,000	[b]	54,108
Republic of Italy,
Sr. Unscd. Notes	5.25	9/20/16	155,000		172,106
Republic of Italy,
Sr. Unscd. Notes	5.38	6/12/17	1,450,000		1,613,176
Republic of Italy,
Sr. Unscd. Notes	5.38	6/15/33	550,000		558,128
Republic of Italy,
Sr. Unscd. Notes	6.00	2/22/11	1,725,000		1,750,611
Republic of Italy,
Sr. Unscd. Notes	6.88	9/27/23	610,000		739,266
Republic of Korea,
Sr. Unscd. Notes	4.88	9/22/14	200,000		220,587
Republic of Korea,
Sr. Unscd. Notes	7.13	4/16/19	1,000,000		1,267,102

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Foreign/Governmental (continued)
Republic of Peru,
Sr. Unscd. Bonds	6.55	3/14/37	1,540,000	1,898,050
Republic of Poland,
Sr. Unscd. Notes	5.25	1/15/14	250,000	276,074
Republic of South Africa,
Sr. Unscd. Notes	6.50	6/2/14	170,000	196,350
Republic of South Africa,
Sr. Unscd. Notes	6.88	5/27/19	2,100,000	2,606,625
United Mexican States,
Sr. Unscd. Notes	5.63	1/15/17	791,000	918,746
United Mexican States,
Notes	5.95	3/19/19	1,200,000	1,428,600
United Mexican States,
Sr. Unscd. Notes, Ser. A	6.75	9/27/34	1,340,000	1,661,600
				75,415,914
Health Care—1.1%
Abbott Laboratories,
Sr. Unscd. Notes	5.13	4/1/19	1,500,000	1,721,545
Abbott Laboratories,
Sr. Unscd. Notes	5.88	5/15/16	170,000	205,216
Aetna,
Sr. Unscd. Notes	6.63	6/15/36	300,000	334,613
Amgen,
Sr. Unscd. Notes	5.85	6/1/17	400,000	478,886
Amgen,
Sr. Unscd. Notes	6.40	2/1/39	570,000	669,204
Astrazeneca,
Sr. Unscd. Notes	6.45	9/15/37	520,000	636,781
Baxter International,
Sr. Unsub. Notes	6.25	12/1/37	700,000	827,264
Bristol-Myers Squibb,
Sr. Unscd. Notes	5.88	11/15/36	425,000	483,870
Covidien
International Finance,
Gtd. Notes	6.00	10/15/17	590,000	699,511
Eli Lilly & Co.,
Sr. Unscd. Notes	5.55	3/15/37	750,000	811,313
Eli Lilly & Co.,
Sr. Unscd. Notes	7.13	6/1/25	200,000	259,512

TheFund 27

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
GlaxoSmithKline Capital,
Gtd. Notes	4.38	4/15/14	3,200,000		3,540,224
GlaxoSmithKline Capital,
Gtd. Bonds	5.65	5/15/18	740,000		877,694
Johnson & Johnson,
Unscd. Debs.	4.95	5/15/33	170,000		178,903
Johnson & Johnson,
Sr. Unscd. Notes	5.95	8/15/37	470,000		562,589
Medco Health Solutions,
Sr. Unscd. Notes	7.13	3/15/18	1,500,000		1,845,881
Merck & Co.,
Sr. Unscd. Notes	5.30	12/1/13	1,000,000	[a]	1,128,764
Merck & Co.,
Sr. Unscd. Debs.	6.40	3/1/28	150,000		179,089
Merck & Co.,
Gtd. Notes	6.50	12/1/33	680,000	[a]	843,275
Novartis Securities Investment,
Gtd. Notes	5.13	2/10/19	1,400,000		1,609,856
Pfizer,
Sr. Unscd. Notes	6.20	3/15/19	2,400,000		2,947,483
Quest Diagnostic,
Gtd. Notes	5.45	11/1/15	500,000		560,915
Quest Diagnostic,
Gtd. Notes	6.95	7/1/37	50,000		54,681
Teva Pharmaceutical Finance,
Gtd. Debs.	6.15	2/1/36	85,000		98,625
UnitedHealth Group,
Sr. Unscd. Notes	5.00	8/15/14	300,000		332,815
UnitedHealth Group,
Sr. Unscd. Notes	6.88	2/15/38	810,000		942,721
Wellpoint,
Sr. Unscd. Notes	5.00	12/15/14	1,000,000		1,114,820
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	65,000		75,145
WellPoint,
Sr. Unscd. Notes	5.25	1/15/16	375,000		426,432
WellPoint,
Sr. Unscd. Notes	6.80	8/1/12	300,000		329,513

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Health Care (continued)
Wyeth,
Gtd. Notes	5.50	2/1/14	150,000	170,747
Wyeth,
Gtd. Notes	5.95	4/1/37	200,000	229,773
Wyeth,
Gtd. Notes	6.50	2/1/34	200,000	241,724
				25,419,384
Industrial—.2%
Continental Airlines,
Pass-Through Certificates,
Ser. 974A	6.90	1/2/18	175,645	185,745
Philips Electronics,
Sr. Unscd. Notes	5.75	3/11/18	2,000,000	2,340,526
Republic Services,
Gtd. Notes	6.20	3/1/40	750,000	821,055
Waste Management,
Gtd. Notes	6.38	3/11/15	1,600,000	1,881,405
Waste Management,
Sr. Unscd. Notes	7.00	7/15/28	150,000	174,208
				5,402,939
Machinery—.1%
Caterpillar,
Sr. Unscd. Debs.	6.05	8/15/36	375,000	440,473
Caterpillar,
Sr. Unscd. Debs.	7.30	5/1/31	125,000	162,270
Deere & Co.,
Sr. Unscd. Notes	6.95	4/25/14	775,000	927,515
				1,530,258
Manufacturing—.3%
3M,
Sr. Unscd. Notes	5.70	3/15/37	750,000	857,834
General Electric,
Sr. Unscd. Notes	5.00	2/1/13	500,000	542,941
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	1,000,000	1,127,555
Honeywell International,
Sr. Unscd. Notes	4.25	3/1/13	1,300,000	1,407,565

TheFund 29

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Manufacturing (continued)
Honeywell International,
Sr. Unscd. Notes	6.13	11/1/11	175,000	183,965
Tyco International Finance,
Gtd. Notes	6.88	1/15/21	1,235,000	1,537,066
				5,656,926
Media—1.0%
CBS,
Gtd. Notes	5.50	5/15/33	250,000	233,927
CBS,
Gtd. Debs.	7.88	7/30/30	80,000 [b]	94,667
Comcast Cable Communications
Holdings, Gtd. Notes	8.38	3/15/13	4,000,000	4,632,068
Comcast Cable Communications
Holdings, Gtd. Notes	9.46	11/15/22	304,000	432,591
Comcast Cable Communications,
Gtd. Notes	6.75	1/30/11	600,000	608,975
Comcast,
Gtd. Notes	6.45	3/15/37	1,900,000	2,095,248
COX Communications,
Sr. Unscd. Bonds	5.50	10/1/15	450,000	515,938
COX Communications,
Unscd. Notes	7.13	10/1/12	275,000	304,834
Discovery Communications,
Gtd. Notes	6.35	6/1/40	700,000	769,458
News America Holdings,
Gtd. Debs.	7.75	12/1/45	100,000	121,168
News America Holdings,
Gtd. Debs.	8.25	8/10/18	150,000	193,752
News America,
Gtd. Notes	6.20	12/15/34	250,000	265,406
News America,
Gtd. Notes	6.40	12/15/35	1,000,000	1,088,031
News America,
Gtd. Notes	6.65	11/15/37	360,000	401,791
Thomson Reuters,
Gtd. Notes	6.50	7/15/18	800,000	974,654
Time Warner Cable,
Gtd. Notes	5.40	7/2/12	2,500,000	2,675,300

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media (continued)
Time Warner Cable,
Gtd. Debs.	6.55	5/1/37	350,000	391,348
Time Warner Cable,
Gtd. Debs.	7.30	7/1/38	495,000	598,830
Time Warner Cable,
Gtd. Notes	8.25	4/1/19	1,000,000	1,303,552
Time Warner Cos.,
Gtd. Debs.	6.95	1/15/28	325,000	373,714
Time Warner,
Gtd. Debs.	6.50	11/15/36	200,000	222,676
Time Warner,
Gtd. Notes	7.63	4/15/31	1,100,000	1,342,784
Viacom,
Sr. Unscd. Notes	5.63	9/15/19	1,500,000	1,730,109
Viacom,
Sr. Unscd. Notes	6.88	4/30/36	235,000	274,985
Walt Disney,
Sr. Unscd. Notes, Ser. B	6.38	3/1/12	100,000	107,530
Walt Disney,
Sr. Unscd. Notes, Ser. B	7.00	3/1/32	150,000	190,171
Walt Disney,
Sr. Unscd. Debs.	7.55	7/15/93	100,000	118,680
				22,062,187
Municipal Bonds—.4%
Bay Area Toll Authority,
San Francisco Bay Area Toll Bridge
Revenue (Build America Bonds)	6.26	4/1/49	1,000,000	1,058,420
Bay Area Toll Authority,
San Francisco Bay Area
Subordinate Toll Bridge
Revenue (Build America Bonds)	6.79	4/1/30	695,000	722,876
Metropolitan Transportation
Authority, Dedicated
Tax Funds Bonds	7.34	11/15/39	650,000	781,267
State of California Build America
Various Purpose, Bonds	7.50	4/1/34	1,000,000	1,044,070
State of California Build America
Various Purpose, Bonds	7.55	4/1/39	1,600,000	1,673,184

TheFund 31

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Municipal Bonds (continued)
State of Illinois, Pension
Funding, Bonds	5.10	6/1/33	3,630,000	2,893,836
State of New Jersey Build America
Turnpike Revenue, Bonds	7.41	1/1/40	780,000	916,196
				9,089,849
Oil & Gas—1.8%
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	350,000	383,255
Anadarko Petroleum,
Sr. Unscd. Notes	6.45	9/15/36	150,000	149,704
Apache,
Sr. Unscd. Notes	6.00	1/15/37	380,000	429,997
BP Capital Markets,
Gtd. Notes	5.25	11/7/13	2,500,000	2,736,507
Canadian Natural Resources,
Sr. Unscd. Notes	4.90	12/1/14	350,000	394,721
Canadian Natural Resources,
Sr. Unscd. Notes	6.25	3/15/38	1,180,000	1,357,426
Cenovus Energy,
Sr. Unscd. Notes	6.75	11/15/39	1,000,000	1,201,445
Conoco,
Sr. Unscd. Notes	6.95	4/15/29	125,000	156,674
ConocoPhillips,
Gtd. Notes	5.90	10/15/32	500,000	560,617
ConocoPhillips,
Gtd. Notes	6.50	2/1/39	1,000,000	1,231,690
Devon Financing,
Gtd. Debs.	7.88	9/30/31	275,000	366,587
EnCana,
Sr. Unscd. Bonds	7.20	11/1/31	625,000	741,331
Energy Transfer Partners,
Sr. Unscd. Bonds	7.50	7/1/38	1,055,000	1,225,085
Enterprise Products Operating,
Gtd. Notes, Ser. G	5.60	10/15/14	995,000	1,124,824
Enterprise Products Operating,
Gtd. Bonds, Ser. L	6.30	9/15/17	75,000	87,651
Halliburton,
Sr. Unscd. Notes	6.15	9/15/19	1,200,000	1,437,010

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
Hess,
Sr. Unscd. Bonds	7.88	10/1/29	175,000	222,865
Hess,
Sr. Unscd. Notes	8.13	2/15/19	1,200,000	1,585,334
Kerr-McGee,
Gtd. Notes	6.95	7/1/24	600,000	673,196
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.95	1/15/38	1,075,000	1,199,298
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	7.40	3/15/31	350,000	401,497
Marathon Oil,
Sr. Unscd. Notes	6.60	10/1/37	350,000	406,730
Mobil,
Sr. Unscd. Bonds	8.63	8/15/21	15,000	21,303
Nabors Industries,
Gtd. Notes	9.25	1/15/19	1,250,000	1,609,980
Nexen,
Sr. Unscd. Notes	5.20	3/10/15	150,000	166,097
Nexen,
Sr. Unscd. Notes	5.88	3/10/35	125,000	127,817
Nexen,
Sr. Unscd. Notes	7.50	7/30/39	1,000,000	1,226,194
ONEOK Partners,
Gtd. Notes	6.15	10/1/16	545,000	638,081
ONEOK Partners,
Gtd. Notes	6.85	10/15/37	60,000	67,361
ONEOK,
Sr. Unscd. Notes	5.20	6/15/15	200,000	220,856
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	1,760,000	1,960,936
Pemex Project Funding Master
Trust, Gtd. Notes	7.38	12/15/14	400,000	466,038
Petrobras International Finance,
Gtd. Notes	5.75	1/20/20	2,200,000	2,472,017
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	625,000	702,135
Petro-Canada,
Sr. Unscd. Notes	4.00	7/15/13	450,000	479,923

TheFund 33

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
Plains All America Pipeline,
Gtd. Notes	6.13	1/15/17	525,000	598,662
Sempra Energy,
Sr. Unscd. Notes	6.00	10/15/39	1,100,000	1,209,464
Shell International Finance,
Gtd. Notes	5.63	6/27/11	500,000	517,228
Shell International Finance,
Gtd. Notes	6.38	12/15/38	500,000	612,594
Spectra Energy Capital,
Sr. Unscd. Notes	8.00	10/1/19	225,000	284,907
Statoil,
Gtd. Notes	5.25	4/15/19	1,600,000	1,863,157
Suncor Energy,
Sr. Unscd. Notes	6.50	6/15/38	950,000	1,076,387
Talisman Energy,
Sr. Unscd. Notes	6.25	2/1/38	200,000	218,275
Tennessee Gas Pipeline,
Sr. Unscd. Debs.	7.00	10/15/28	390,000	418,984
Tennessee Gas Pipeline,
Sr. Unscd Debs.	7.63	4/1/37	70,000	78,812
Texas Eastern Transmission,
Sr. Unscd. Notes	7.30	12/1/10	140,000	140,686
Trans-Canada Pipelines,
Sr. Unscd. Notes	5.85	3/15/36	200,000	215,468
Trans-Canada Pipelines,
Sr. Unscd. Notes	6.20	10/15/37	75,000	84,951
Trans-Canada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	660,000	866,426
Transocean,
Sr. Unscd. Notes	7.50	4/15/31	875,000	950,023
Valero Energy,
Gtd. Notes	6.63	6/15/37	115,000	116,578
Valero Energy,
Gtd. Notes	7.50	4/15/32	170,000	184,230
XTO Energy,
Sr. Unscd. Notes	4.90	2/1/14	800,000	900,316
XTO Energy,
Sr. Unscd. Notes	6.75	8/1/37	625,000	820,582
				39,389,912

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Paper & Forest Products—.1%
International Paper,
Sr. Unscd. Notes	7.95	6/15/18	1,600,000	1,959,254
Property & Casualty Insurance—.7%
Aegon,
Sr. Unscd. Notes	4.75	6/1/13	375,000	397,861
Aetna,
Gtd. Debs.	7.63	8/15/26	50,000	55,657
Allstate,
Sr. Unscd. Notes	5.00	8/15/14	125,000	139,979
Allstate,
Sr. Unscd. Notes	5.55	5/9/35	175,000	179,372
Allstate,
Sr. Unscd. Debs.	6.75	5/15/18	350,000	416,518
American International Group,
Sr. Unscd. Notes	5.60	10/18/16	600,000	630,750
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	1,000,000	1,062,500
AON,
Jr. Sub. Debs.	8.21	1/1/27	70,000	74,761
AXA,
Sub. Bonds	8.60	12/15/30	165,000	193,005
Berkshire Hathaway Finance,
Gtd. Notes	4.85	1/15/15	1,850,000	2,091,702
Chubb,
Sr. Unscd. Notes	6.00	5/11/37	540,000	601,360
CNA Financial,
Sr. Unscd. Notes	6.50	8/15/16	100,000	110,820
Hartford Financial Services Group,
Sr. Unscd. Notes	6.30	3/15/18	580,000	626,956
Lincoln National,
Sr. Unscd. Notes	6.15	4/7/36	950,000	949,339
Marsh & McLennan Cos.,
Sr. Unscd. Notes	5.88	8/1/33	275,000	261,739
MetLife,
Sr. Unscd. Notes	5.00	11/24/13	225,000	248,718
MetLife,
Sr. Unscd. Notes	6.13	12/1/11	260,000	274,781
MetLife,
Sr. Unscd. Notes	6.38	6/15/34	1,400,000	1,554,069

TheFund 35

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Property & Casualty
Insurance (continued)
Nationwide Financial Services,
Sr. Unscd. Notes	6.25	11/15/11	350,000	362,184
Principal Financial Group,
Gtd. Notes	6.05	10/15/36	225,000	226,019
Progressive,
Sr. Unscd. Notes	6.63	3/1/29	100,000	111,456
Prudential Financial,
Sr. Unscd. Notes, Ser. B	4.75	4/1/14	350,000	377,006
Prudential Financial,
Sr. Unscd. Notes, Ser. B	5.10	9/20/14	250,000	274,379
Prudential Financial,
Sr. Unscd. Notes	7.38	6/15/19	1,100,000	1,335,476
Swiss Re Solutions Holding,
Sr. Unscd. Notes	7.00	2/15/26	150,000	163,045
Travelers Cos.,
Sr. Unscd. Notes	5.50	12/1/15	960,000	1,108,464
Travelers Property & Casualty,
Gtd. Notes	5.00	3/15/13	250,000	273,258
Willis North America,
Gtd. Notes	6.20	3/28/17	335,000	359,253
XL Group,
Sr. Unscd. Notes	6.38	11/15/24	1,400,000	1,445,931
				15,906,358
Real Estate—.3%
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	500,000	550,936
Brandywine Operating Partnership,
Gtd. Notes	5.75	4/1/12	37,000	38,415
ERP Operating,
Sr. Unscd. Notes	5.20	4/1/13	600,000	649,047
ERP Operating,
Sr. Unscd. Notes	5.38	8/1/16	95,000	105,862
Prologis,
Sr. Unscd. Notes	5.63	11/15/16	2,400,000	2,532,470
Realty Income,
Sr. Unscd. Notes	5.95	9/15/16	100,000	112,392

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Real Estate (continued)
Regency Centers,
Gtd. Notes	5.88	6/15/17	200,000	219,891
Simon Property Group,
Sr. Unscd. Notes	5.25	12/1/16	1,400,000	1,578,172
				5,787,185
Retail—.7%
Costco Wholesale,
Sr. Unscd. Notes	5.50	3/15/17	500,000	593,371
CVS Caremark,
Sr. Unscd. Notes	4.88	9/15/14	2,200,000	2,460,555
CVS Caremark,
Sr. Unscd. Notes	5.75	6/1/17	100,000	115,518
CVS Caremark,
Sr. Unscd. Notes	6.25	6/1/27	500,000	558,124
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	2,550,000	2,928,474
Lowe’s,
Sr. Unscd. Notes	6.65	9/15/37	850,000	1,019,572
McDonald’s,
Sr. Unscd. Notes	5.35	3/1/18	1,050,000	1,231,965
Starbucks,
Sr. Unscd. Bonds	6.25	8/15/17	750,000	867,974
Target,
Sr. Unscd. Notes	5.38	5/1/17	400,000	467,713
Target,
Unscd. Notes	5.88	3/1/12	100,000	106,491
Target,
Sr. Unscd. Debs.	7.00	7/15/31	125,000	151,876
Target,
Sr. Unscd. Notes	7.00	1/15/38	380,000	477,682
Wal-Mart Stores,
Sr. Unscd. Notes	4.13	2/15/11	75,000	75,821
Wal-Mart Stores,
Sr. Unscd. Notes	5.25	9/1/35	600,000	620,506
Wal-Mart Stores,
Sr. Unscd. Notes	6.50	8/15/37	2,270,000	2,729,289

TheFund 37

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Retail (continued)
Xerox,
Sr. Unscd. Notes	6.75	2/1/17	750,000	890,745
				15,295,676
Technology—.3%
Dell,
Sr. Unscd. Notes	6.50	4/15/38	1,000,000	1,083,195
Hewlett Packard,
Sr. Unscd. Notes	5.50	3/1/18	560,000	659,337
HP Enterprise Services,
Sr. Unscd. Notes, Ser. B	6.00	8/1/13	125,000 [a]	142,035
International Business Machines,
Sr. Unscd. Notes	5.60	11/30/39	605,000	676,833
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	600,000	717,793
International Business Machines,
Sr. Unscd. Debs.	7.00	10/30/25	225,000	296,342
International Business Machines,
Sr. Unscd. Debs., Ser. A	7.50	6/15/13	75,000	87,963
International Business Machines,
Sr. Unscd. Notes	8.38	11/1/19	300,000	417,513
Microsoft,
Sr. Unscd. Notes	5.20	6/1/39	688,000	733,310
Oracle,
Sr. Unscd. Notes	5.00	7/8/19	1,200,000	1,369,856
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	150,000	178,254
Oracle,
Sr. Unscd. Notes	6.50	4/15/38	500,000	604,057
				6,966,488
Telecommunications—1.5%
America Movil,
Gtd. Notes	6.38	3/1/35	100,000	113,504
AT&T,
Sr. Unscd. Notes	5.10	9/15/14	250,000	280,906
AT&T,
Sr. Unscd. Notes	5.88	8/15/12	775,000	843,581
AT&T,
Sr. Unscd. Notes	6.30	1/15/38	1,500,000	1,656,369

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
AT&T,
Sr. Unscd. Notes	6.55	2/15/39	1,000,000		1,143,020
AT&T,
Gtd. Notes	8.00	11/15/31	470,000	[a]	613,827
BellSouth Telecommunications,
Sr. Unscd. Debs.	6.38	6/1/28	550,000		592,632
BellSouth,
Sr. Unscd. Bonds	6.55	6/15/34	100,000		109,955
British Telecommunications,
Sr. Unscd. Notes	5.95	1/15/18	580,000		648,611
British Telecommunications,
Sr. Unscd. Notes	9.88	12/15/30	175,000	[a]	243,943
Cellco Partnership/Verizon
Wireless Capital, Sr. Unscd. Notes	8.50	11/15/18	850,000		1,165,514
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	500,000		592,722
Cisco Systems,
Sr. Unscd. Notes	5.90	2/15/39	1,630,000		1,838,599
Deutsche Telekom International
Finance, Gtd. Bonds	8.75	6/15/30	900,000	[a]	1,252,073
Embarq,
Sr. Unscd. Notes	7.08	6/1/16	3,000,000		3,429,513
Embarq,
Sr. Unscd. Notes	8.00	6/1/36	150,000		164,360
France Telecom,
Sr. Unscd. Notes	8.50	3/1/31	220,000	[a]	309,995
GTE,
Gtd. Debs.	6.94	4/15/28	100,000		113,927
KPN,
Sr. Unscd. Bonds	8.38	10/1/30	250,000		333,639
Motorola,
Sr. Unscd. Debs.	7.50	5/15/25	1,450,000		1,715,222
New Cingular Wireless Services,
Sr. Unscd. Notes	7.88	3/1/11	1,225,000		1,255,169
New Cingular Wireless Services,
Gtd. Notes	8.13	5/1/12	250,000		277,098
New Cingular Wireless Services,
Sr. Unscd. Notes	8.75	3/1/31	720,000		1,012,880

TheFund 39

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Telecommunications (continued)
New Jersey Bell Telephone,
Sr. Unscd. Debs.	8.00	6/1/22	25,000	31,307
Pacific-Bell Telephone,
Gtd. Bonds	7.13	3/15/26	310,000	359,240
Qwest,
Sr. Unscd. Debs.	6.88	9/15/33	330,000	333,300
Rogers Communications,
Gtd. Notes	6.38	3/1/14	760,000	878,280
Telecom Italia Capital,
Gtd. Notes	4.95	9/30/14	3,000,000	3,245,580
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	900,000	979,340
Telecom Italia Capital,
Gtd. Notes	5.25	10/1/15	100,000	110,071
Telecom Italia Capital,
Gtd. Notes	6.38	11/15/33	200,000	200,787
Telefonica Emisiones,
Gtd. Notes	7.05	6/20/36	1,145,000	1,373,580
Verizon Communications,
Sr. Unscd. Notes	5.50	2/15/18	1,500,000	1,734,188
Verizon Communications,
Sr. Unscd. Notes	5.85	9/15/35	560,000	596,452
Verizon Communications,
Sr. Unscd. Notes	7.38	9/1/12	500,000	559,398
Verizon Communications,
Sr. Unscd. Notes	7.75	12/1/30	690,000	875,091
Verizon Communications,
Sr. Unscd. Notes	8.95	3/1/39	1,000,000	1,449,889
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	555,000	642,076
Vodafone Group,
Sr. Unscd. Bonds	6.15	2/27/37	1,000,000	1,142,830
Vodafone Group,
Sr. Unscd. Notes	7.88	2/15/30	125,000	161,379
				34,379,847
Transportation—.2%
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.00	12/15/25	100,000	122,550

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Transportation (continued)
Burlington Northern Santa Fe,
Sr. Unscd. Debs	7.95	8/15/30	100,000	131,118
Canadian National Railway,
Sr. Unscd. Notes	6.90	7/15/28	100,000	123,860
CSX,
Sr. Unscd. Notes	6.15	5/1/37	1,100,000	1,198,306
Federal Express,
Sr. Unscd. Notes	9.65	6/15/12	225,000	253,929
Norfolk Southern,
Sr. Unscd. Notes	5.59	5/17/25	10,000	11,001
Norfolk Southern,
Sr. Unscd. Notes	7.05	5/1/37	825,000	1,026,252
Norfolk Southern,
Sr. Unscd. Notes	7.80	5/15/27	250,000	324,042
Union Pacific,
Sr. Unscd. Debs	6.63	2/1/29	325,000	384,784
United Parcel Service,
Sr. Unscd. Notes	6.20	1/15/38	425,000	509,310
United Parcel Service,
Sr. Unscd. Debs	8.38	4/1/20	10,000 [a]	13,381
				4,098,533
U.S. Government Agencies—5.6%
Federal Farm Credit Banks,
Bonds	5.13	8/25/16	2,700,000	3,235,488
Federal Home Loan Banks,
Bonds, Ser. 421	3.88	6/14/13	2,500,000	2,718,260
Federal Home Loan Banks,
Bonds, Ser. 363	4.50	11/15/12	6,800,000	7,366,202
Federal Home Loan Banks,
Bonds, Ser. 616	4.63	2/18/11	1,000,000	1,013,488
Federal Home Loan Banks,
Bonds	4.63	10/10/12	5,000,000	5,416,415
Federal Home Loan Banks,
Bonds	4.75	12/16/16	1,000,000	1,171,086
Federal Home Loan Banks,
Bonds	4.88	11/18/11	3,000,000	3,143,346
Federal Home Loan Banks,
Bonds, Ser. 1	4.88	5/17/17	2,000,000	2,365,564

TheFund 41

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Banks,
Bonds	5.00	11/17/17	2,600,000	[b]	3,109,964
Federal Home Loan Banks,
Bonds	5.13	8/14/13	1,260,000		1,420,957
Federal Home Loan Banks,
Bonds, Ser. 656	5.38	5/18/16	320,000		384,388
Federal Home Loan Banks,
Bonds	5.50	8/13/14	300,000	[b]	351,798
Federal Home Loan Banks,
Bonds	5.50	7/15/36	480,000		569,706
Federal Home Loan Mortgage Corp.,
Notes	2.50	4/23/14	4,800,000	[c]	5,084,635
Federal Home Loan Mortgage Corp.,
Notes,	2.88	2/9/15	5,500,000	[c]	5,903,078
Federal Home Loan Mortgage Corp.,
Notes	4.13	9/27/13	3,800,000	[c]	4,186,669
Federal Home Loan Mortgage Corp.,
Notes	4.38	7/17/15	1,985,000	[c]	2,266,429
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/13	3,200,000	[c]	3,484,022
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/14	1,400,000	[c]	1,568,231
Federal Home Loan Mortgage Corp.,
Notes	4.88	11/15/13	1,000,000	[c]	1,129,124
Federal Home Loan Mortgage Corp.,
Notes	4.88	6/13/18	1,250,000	[c]	1,480,449
Federal Home Loan Mortgage Corp.,
Notes	5.00	2/16/17	825,000	[c]	976,130
Federal Home Loan Mortgage Corp.,
Notes	5.13	7/15/12	1,125,000	[c]	1,215,566
Federal Home Loan Mortgage Corp.,
Notes	5.13	10/18/16	750,000	[c]	892,014
Federal Home Loan Mortgage Corp.,
Notes	5.13	11/17/17	650,000	[c]	779,275
Federal Home Loan Mortgage Corp.,
Notes	5.25	4/18/16	2,100,000	[c]	2,503,666
Federal Home Loan Mortgage Corp.,
Notes	5.50	9/15/11	500,000	[c]	522,853

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.,
Notes	5.75	1/15/12	2,500,000	[c]	2,661,605
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	1,000,000	[c]	1,309,584
Federal Home Loan Mortgage Corp.,
Bonds	6.75	9/15/29	400,000	[c]	536,853
Federal National Mortgage
Association, Notes	0.00	6/1/17	2,400,000	[c,d]	2,047,805
Federal National Mortgage
Association, Notes	1.75	8/10/12	7,800,000	[b,c]	7,990,219
Federal National Mortgage
Association, Notes	2.00	1/9/12	3,700,000	[c]	3,775,095
Federal National Mortgage
Association, Notes	2.63	11/20/14	6,800,000	[c]	7,232,120
Federal National Mortgage
Association, Notes	2.75	3/13/14	4,500,000	[c]	4,800,447
Federal National Mortgage
Association, Bonds	4.38	3/15/13	7,605,000	[c]	8,296,614
Federal National Mortgage
Association, Notes	4.38	10/15/15	850,000	[c]	971,590
Federal National Mortgage
Association, Notes	4.63	10/15/13	1,400,000	[c]	1,564,469
Federal National Mortgage
Association, Notes	4.63	10/15/14	1,500,000	[c]	1,711,590
Federal National Mortgage
Association, Notes	5.00	4/15/15	200,000	[c]	233,366
Federal National Mortgage
Association, Notes	5.00	3/15/16	240,000	[c]	282,255
Federal National Mortgage
Association, Bonds	5.00	5/11/17	1,200,000	[c]	1,421,959
Federal National Mortgage
Association, Sub. Notes	5.13	1/2/14	365,000	[c]	406,795
Federal National Mortgage
Association, Sr. Sub. Notes	5.25	8/1/12	1,000,000	[c]	1,076,875
Federal National Mortgage
Association, Notes	5.25	9/15/16	1,225,000	[c]	1,465,088
Federal National Mortgage
Association, Notes	5.38	11/15/11	1,250,000	[c]	1,316,149

TheFund 43

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies (continued)
Federal National Mortgage
Association, Notes	5.50	3/15/11	1,200,000 [c]	1,224,222
Federal National Mortgage
Association, Bonds	6.00	5/15/11	2,450,000 [c]	2,526,423
Federal National Mortgage
Association, Notes	6.00	4/18/36	1,300,000 [c]	1,497,551
Federal National Mortgage
Association, Bonds	6.25	5/15/29	1,340,000 [c]	1,736,109
Financing (FICO),
Scd. Bonds	8.60	9/26/19	40,000	58,019
Financing (FICO),
Scd. Bonds, Ser. E	9.65	11/2/18	510,000	771,184
Tennessee Valley Authority,
Notes, Ser. C	4.75	8/1/13	750,000	832,894
Tennessee Valley Authority,
Notes	5.25	9/15/39	1,200,000	1,354,685
Tennessee Valley Authority,
Bonds	5.88	4/1/36	650,000	793,757
Tennessee Valley Authority,
Bonds, Ser. C	6.00	3/15/13	1,750,000	1,975,579
Tennessee Valley Authority,
Bonds	6.15	1/15/38	165,000	209,843
				126,339,547
U.S. Government Agencies/
Mortgage-Backed—32.0%
Federal Home Loan Mortgage Corp.:
2.38%, 2/1/35			624,441 [a,c]	643,353
2.63%, 4/1/33			18,457 [a,c]	19,237
3.00%, 12/1/34			39,605 [a,c]	40,978
3.50%, 6/1/19			32,421 [c]	33,625
4.00%, 8/1/18—10/1/40			21,669,320 [c]	22,527,687
4.50%, 11/1/10—10/1/40			51,455,624 [c]	54,096,158
4.60%, 8/1/35			394,210 [a,c]	414,335
4.70%, 6/1/34			32,907 [a,c]	34,366
4.71%, 2/1/34			452,666 [a,c]	470,821
4.99%, 12/1/34			54,117 [a,c]	56,686
4.99%, 6/1/35			12,884 [a,c]	13,609
5.00%, 12/1/17—9/1/39			51,250,598 [c]	54,564,615
5.11%, 8/1/34			20,580 [a,c]	21,894
5.21%, 11/1/33			21,232 [a,c]	22,585
5.30%, 3/1/37			259,932 [a,c]	276,294
5.44%, 3/1/36			16,398 [a,c]	17,165

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp. (continued):
5.44%, 2/1/37	840,750 [a,c]	893,080
5.50%, 8/1/16—1/1/40	43,981,055 [c]	47,290,146
5.62%, 4/1/36	556,196 [a,c]	594,602
5.66%, 8/1/37	151,759 [a,c]	161,400
6.00%, 12/1/13—10/1/38	25,915,080 [c]	28,177,352
6.02%, 6/1/36	9,515 [a,c]	10,029
6.50%, 12/1/12—3/1/39	13,121,847 [c]	14,497,164
7.00%, 12/1/12—7/1/37	366,608 [c]	413,302
7.50%, 9/1/11—11/1/33	148,899 [c]	169,601
8.00%, 2/1/17—10/1/31	82,114 [c]	94,507
8.50%, 10/1/18—6/1/30	3,019 [c]	3,420
Federal National Mortgage Association:
3.50%	3,300,000 [c,e]	3,416,015
4.00%	10,000,000 [c,e]	10,312,500
2.50%, 6/1/34	299,075 [a,c]	313,590
2.54%, 9/1/33	14,178 [a,c]	14,663
2.58%, 1/1/35	469,504 [a,c]	490,118
2.78%, 11/1/32	18,254 [a,c]	18,709
2.83%, 10/1/34	26,668 [a,c]	27,940
2.93%, 8/1/35	109,168 [a,c]	114,586
3.01%, 9/1/35	773,458 [a,c]	814,905
3.06%, 9/1/33	39,637 [a,c]	41,599
4.00%, 9/1/18—8/1/39	39,089,051 [c]	40,684,391
4.17%, 6/1/34	101,483 [a,c]	106,785
4.35%, 12/1/35	20,469 [a,c]	21,489
4.50%, 4/1/18—6/1/40	90,096,544 [c]	94,921,692
4.54%, 3/1/34	451,878 [a,c]	473,560
4.89%, 5/1/33	22,043 [a,c]	23,222
5.00%, 11/1/17—6/1/40	79,327,533 [c]	84,485,517
5.00%, 1/1/35	27,856 [a,c]	29,669
5.01%, 11/1/36	380,796 [a,c]	392,203
5.20%, 6/1/35	86,772 [a,c]	92,556
5.27%, 11/1/35	18,453 [a,c]	19,704
5.42%, 2/1/37	601,153 [a,c]	638,872
5.50%, 2/1/14—12/1/38	79,251,815 [c]	85,309,814
5.66%, 3/1/37	118,755 [a,c]	126,246
5.94%, 2/1/37	7,770 [a,c]	8,270
5.98%, 12/1/36	46,684 [a,c]	49,581
6.00%, 11/1/36	59,078 [a,c]	62,848
6.00%, 6/1/11—11/1/38	39,900,765 [c]	43,494,281
6.50%, 1/1/11—9/1/38	10,327,386 [c]	11,451,149
7.00%, 4/1/11—3/1/38	1,463,728 [c]	1,651,047
7.50%, 8/1/15—6/1/31	169,944 [c]	195,257

TheFund 45

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
8.00%, 2/1/13—8/1/30	55,807	[c]	63,606
8.50%, 9/1/15—7/1/30	24,101	[c]	26,768
9.00%, 4/1/16—10/1/30	3,186	[c]	3,760
Government National Mortgage Association I:
4.50%, 1/15/19—4/15/40	32,159,323		34,176,864
5.00%, 1/15/17—4/15/40	36,221,719		38,969,006
5.50%, 9/15/20—11/15/38	19,150,057		20,810,111
6.00%, 10/15/13—4/15/39	13,918,890		15,309,529
6.50%, 2/15/24—2/15/39	3,355,738		3,746,462
7.00%, 10/15/11—8/15/32	202,023		233,962
7.50%, 9/15/11—10/15/32	143,829		165,498
8.00%, 2/15/17—3/15/32	38,878		46,158
8.25%, 6/15/27	3,801		4,574
8.50%, 10/15/26	11,573		14,024
9.00%, 2/15/22—2/15/23	11,456		13,514
Government National Mortgage Association II:
3.50%, 5/20/34	27,555		27,896
6.50%, 2/20/28	1,858		2,111
8.50%, 7/20/25	1,351		1,617
			718,976,249
U.S. Government Securities—35.3%
U.S. Treasury Bonds:
3.50%, 2/15/39	2,500,000		2,289,452
3.88%, 8/15/40	4,500,000		4,405,077
4.25%, 5/15/39	5,200,000		5,428,311
4.38%, 2/15/38	2,480,000		2,655,150
4.38%, 11/15/39	6,200,000		6,603,000
4.38%, 5/15/40	8,075,000		8,602,435
4.50%, 2/15/36	3,800,000		4,161,593
4.50%, 5/15/38	2,900,000		3,165,985
4.50%, 8/15/39	5,600,000		6,090,874
4.63%, 2/15/40	6,300,000		6,992,017
4.75%, 2/15/37	1,800,000		2,046,938
5.00%, 5/15/37	2,055,000		2,426,184
5.25%, 11/15/28	1,440,000		1,764,900
5.25%, 2/15/29	1,200,000		1,469,813
5.38%, 2/15/31	1,405,000		1,745,932
5.50%, 8/15/28	2,175,000		2,738,801
6.00%, 2/15/26	1,600,000		2,111,750
6.13%, 11/15/27	1,605,000		2,155,966
6.13%, 8/15/29	1,350,000		1,820,812

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Bonds (continued):
6.25%, 8/15/23	2,610,000	3,489,651
6.25%, 5/15/30	2,400,000	3,286,126
6.38%, 8/15/27	1,300,000	1,789,328
6.50%, 11/15/26	770,000	1,069,097
6.63%, 2/15/27	800,000	1,125,125
6.88%, 8/15/25	1,000,000	1,424,063
7.13%, 2/15/23	1,575,000	2,246,098
7.25%, 5/15/16	2,300,000	3,022,704
7.25%, 8/15/22	870,000	1,248,858
7.50%, 11/15/24	1,900,000	2,832,187
7.63%, 2/15/25	660,000	995,465
7.88%, 2/15/21	805,000	1,183,224
8.00%, 11/15/21	2,670,000	3,990,398
8.13%, 8/15/19	2,050,000	2,986,914
8.13%, 5/15/21	1,500,000	2,245,546
8.75%, 5/15/17	775,000	1,112,246
8.75%, 5/15/20	775,000	1,184,721
8.75%, 8/15/20	2,000,000	3,070,312
8.88%, 8/15/17	2,725,000	3,958,703
8.88%, 2/15/19	1,000,000	1,505,547
9.00%, 11/15/18	660,000	995,982
U.S. Treasury Notes:
0.63%, 6/30/12	9,500,000	9,548,602
0.63%, 7/31/12	50,000,000	50,263,800
0.75%, 11/30/11	15,000,000	15,080,865
0.88%, 2/29/12	17,500,000	17,642,922
1.00%, 4/30/12	10,400,000	10,510,937
1.00%, 7/15/13	11,200,000	11,367,955
1.13%, 1/15/12	14,000,000	14,146,020
1.13%, 12/15/12	9,500,000	9,652,152
1.25%, 8/31/15	10,000,000 [b]	10,060,160
1.25%, 10/31/15	20,000,000	20,075,000
1.38%, 2/15/12	10,800,000	10,956,935
1.38%, 5/15/12	5,000,000	5,083,400
1.38%, 9/15/12	18,000,000	18,350,154
1.38%, 1/15/13	7,300,000	7,457,979
1.38%, 2/15/13	6,700,000	6,849,182
1.38%, 3/15/13	7,000,000	7,159,719
1.50%, 7/15/12	9,500,000	9,698,170
1.50%, 12/31/13	6,800,000	7,000,811
1.75%, 8/15/12	15,000,000	15,384,960
1.75%, 4/15/13	11,000,000	11,360,096

TheFund 47

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
1.75%, 1/31/14	4,900,000	5,082,986
1.75%, 3/31/14	3,200,000	3,318,499
1.88%, 6/15/12	7,800,000	7,999,571
1.88%, 2/28/14	2,900,000	3,020,077
1.88%, 4/30/14	8,915,000	9,284,839
1.88%, 6/30/15	10,000,000	10,364,060
2.13%, 11/30/14	13,650,000	14,335,708
2.13%, 5/31/15	8,700,000	9,119,401
2.25%, 5/31/14	3,500,000	3,693,046
2.38%, 8/31/14	5,500,000	5,829,571
2.38%, 10/31/14	13,000,000	13,783,055
2.38%, 2/28/15	8,500,000	9,006,651
2.38%, 3/31/16	4,000,000	4,215,940
2.50%, 3/31/13	2,600,000	2,734,469
2.50%, 3/31/15	6,500,000 [b]	6,927,615
2.50%, 4/30/15	8,650,000 [b]	9,216,982
2.63%, 6/30/14	9,000,000	9,618,048
2.63%, 7/31/14	5,000,000	5,344,530
2.63%, 12/31/14	4,400,000	4,708,686
2.63%, 2/29/16	300,000	320,391
2.63%, 8/15/20	9,800,000 [b]	9,810,721
2.75%, 11/30/16	10,000,000	10,670,310
2.75%, 5/31/17	6,400,000	6,785,504
2.75%, 2/15/19	8,200,000	8,494,052
2.88%, 1/31/13	3,495,000	3,695,963
3.00%, 9/30/16	5,500,000	5,957,616
3.00%, 2/28/17	9,500,000	10,248,125
3.13%, 4/30/13	6,600,000	7,054,780
3.13%, 9/30/13	3,000,000	3,229,923
3.13%, 10/31/16	5,000,000	5,447,655
3.13%, 1/31/17	9,600,000	10,434,000
3.13%, 4/30/17	6,600,000	7,159,970
3.13%, 5/15/19	7,900,000	8,378,937
3.25%, 5/31/16	2,500,000	2,748,827
3.25%, 6/30/16	4,600,000 [b]	5,058,924
3.25%, 7/31/16	2,500,000	2,747,265
3.25%, 12/31/16	4,700,000	5,146,133
3.25%, 3/31/17	3,000,000	3,279,843
3.38%, 11/30/12	790,000	840,301
3.38%, 6/30/13	3,425,000	3,694,452
3.38%, 7/31/13	6,500,000	7,028,125

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
3.38%, 11/15/19	11,000,000	11,808,676
3.50%, 5/31/13	2,370,000	2,560,896
3.50%, 2/15/18	6,035,000	6,653,117
3.50%, 5/15/20	9,100,000	9,815,961
3.63%, 5/15/13	2,700,000	2,925,072
3.63%, 8/15/19	9,400,000	10,312,091
3.63%, 2/15/20	13,100,000	14,304,584
3.75%, 11/15/18	6,515,000	7,267,281
3.88%, 2/15/13	1,150,000	1,243,079
3.88%, 5/15/18	6,200,000	6,990,016
4.00%, 2/15/14	2,700,000	3,000,796
4.00%, 2/15/15	3,600,000	4,061,250
4.00%, 8/15/18	3,500,000	3,974,141
4.13%, 8/31/12	1,200,000	1,283,766
4.13%, 5/15/15	2,000,000	2,275,938
4.25%, 9/30/12	800,000	860,344
4.25%, 8/15/13	2,800,000	3,096,187
4.25%, 11/15/13	3,921,000	4,364,869
4.25%, 8/15/14	2,700,000	3,052,266
4.25%, 11/15/14	7,400,000	8,407,096
4.25%, 8/15/15	1,305,000	1,498,100
4.25%, 11/15/17	2,530,000	2,921,755
4.38%, 8/15/12	225,000	241,471
4.50%, 9/30/11	676,000	702,274
4.50%, 11/30/11	3,500,000	3,660,646
4.50%, 3/31/12	2,950,000	3,127,923
4.50%, 11/15/15	3,800,000	4,427,893
4.50%, 2/15/16	425,000	495,324
4.50%, 5/15/17	1,800,000	2,105,015
4.63%, 8/31/11	700,000	725,540
4.63%, 11/15/16	2,000,000	2,355,782
4.63%, 2/15/17	2,252,000	2,652,081
4.75%, 3/31/11	1,800,000	1,834,103
4.75%, 5/15/14	2,400,000	2,743,874
4.75%, 8/15/17	2,300,000	2,728,915
4.88%, 8/15/16	2,530,000	3,010,897
5.13%, 5/15/16	1,350,000	1,621,161
		792,032,835
Total Bonds and Notes
(cost $2,085,017,134)		2,217,960,656

TheFund 49

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $24,449,000)	24,449,000 [f]	24,449,000

Investment of Cash Collateral
for Securities Loaned—1.4%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $31,631,447)	31,631,447 [f]	31,631,447

Total Investments (cost $2,141,097,581)	101.3%	2,274,041,103
Liabilities, Less Cash and Receivables	(1.3%)	(28,585,790)
Net Assets	100.0%	2,245,455,313

a Variable rate security—interest rate subject to periodic change.
b Security, or portion thereof, on loan.At October 31, 2010, the market value of the fund’s securities on loan was
$55,636,138 and the market value of the collateral held by the fund was $57,045,063, consisting of cash collateral of $31,631,447 and U.S. Government and Agencies securities valued at $25,413,616.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
d Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Purchased on a forward commitment basis.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	72.9	Money Market Investment	2.5
Corporate Bonds	19.3	Municipal Bonds	.4
Foreign/Governmental	3.4
Asset/Mortgage-Backed	2.8		101.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $55,636,138)—Note 1(b):
Unaffiliated issuers	2,085,017,134	2,217,960,656
Affiliated issuers	56,080,447	56,080,447
Cash		1,232,097
Receivable for investment securities sold		17,795,240
Dividends and interest receivable		17,295,993
Receivable for shares of Capital Stock subscribed		2,874,304
		2,313,238,737
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		501,914
Payable for investment securities purchased		33,806,131
Liability for securities on loan—Note 1(b)		31,631,447
Payable for shares of Capital Stock redeemed		1,843,932
		67,783,424
Net Assets ($)		2,245,455,313
Composition of Net Assets ($):
Paid-in capital		2,122,211,061
Accumulated undistributed investment income—net		807,848
Accumulated net realized gain (loss) on investments		(10,507,118)
Accumulated net unrealized appreciation
(depreciation) on investments		132,943,522
Net Assets ($)		2,245,455,313

Net Asset Value Per Share
	Investor Shares	BASIC Shares
Net Assets ($)	996,131,415	1,249,323,898
Shares Outstanding	92,241,806	115,626,517
Net Asset Value Per Share ($)	10.80	10.80

See notes to financial statements.

TheFund 51

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Income:
Interest	76,440,851
Income from securities lending—Note 1(b)	91,089
Cash dividends;
Affiliated issuers	67,035
Total Income	76,598,975
Expenses:
Management fee—Note 3(a)	3,131,435
Distribution fees (Investor Shares)—Note 3(b)	2,535,682
Directors’ fees—Note 3(a)	115,119
Loan commitment fees—Note 2	12,437
Total Expenses	5,794,673
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(115,119)
Net Expenses	5,679,554
Investment Income—Net	70,919,421
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,584,736
Net unrealized appreciation (depreciation) on investments	75,226,188
Net Realized and Unrealized Gain (Loss) on Investments	78,810,924
Net Increase in Net Assets Resulting from Operations	149,730,345

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009
Operations ($):
Investment income—net	70,919,421	52,557,217
Net realized gain (loss) on investments	3,584,736	(1,490,858)
Net unrealized appreciation
(depreciation) on investments	75,226,188	96,428,232
Net Increase (Decrease) in Net Assets
Resulting from Operations	149,730,345	147,494,591
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(35,029,544)	(27,094,726)
BASIC Shares	(39,687,979)	(26,775,741)
Total Dividends	(74,717,523)	(53,870,467)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	637,118,965	648,320,188
BASIC Shares	633,660,510	701,086,677
Dividends reinvested:
Investor Shares	33,949,087	26,500,449
BASIC Shares	33,172,100	19,893,236
Cost of shares redeemed:
Investor Shares	(609,162,406)	(252,727,519)
BASIC Shares	(390,045,749)	(256,034,228)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	338,692,507	887,038,803
Total Increase (Decrease) in Net Assets	413,705,329	980,662,927
Net Assets ($):
Beginning of Period	1,831,749,984	851,087,057
End of Period	2,245,455,313	1,831,749,984
Undistributed investment income—net	807,848	14,218

TheFund 53

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2010	2009
Capital Share Transactions:
Investor Shares
Shares sold	60,707,445	64,057,692
Shares issued for dividends reinvested	3,216,627	2,595,776
Shares redeemed	(58,051,333)	(24,871,140)
Net Increase (Decrease) in Shares Outstanding	5,872,739	41,782,328
BASIC Shares
Shares sold	60,120,317	68,849,287
Shares issued for dividends reinvested	3,134,942	1,945,393
Shares redeemed	(37,048,425)	(25,266,145)
Net Increase (Decrease) in Shares Outstanding	26,206,834	45,528,535

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.42	9.62	10.03	10.02	10.01
Investment Operations:
Investment income—net[a]	.35	.39	.47	.47	.45
Net realized and unrealized
gain (loss) on investments	.39	.81	(.41)	.02	.02
Total from Investment Operations	.74	1.20	.06	.49	.47
Distributions:
Dividends from investment income—net	(.36)	(.40)	(.47)	(.48)	(.46)
Net asset value, end of period	10.80	10.42	9.62	10.03	10.02
Total Return (%)	7.28	12.70	.51	4.99	4.79
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.41	.41	.41	.41	.40
Ratio of net expenses
to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income
to average net assets	3.27	3.81	4.64	4.73	4.53
Portfolio Turnover Rate	32.15	24.78	25.41	42.83[b]	31.05
Net Assets, end of period ($ x 1,000)	996,131	899,701	428,768	297,998	225,507

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2007 was 41.80%.
See notes to financial statements.

TheFund 55

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
BASIC Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.42	9.62	10.04	10.03	10.02
Investment Operations:
Investment income—net[a]	.37	.41	.48	.50	.47
Net realized and unrealized
gain (loss) on investments	.40	.82	(.40)	.01	.02
Total from Investment Operations	.77	1.23	.08	.51	.49
Distributions:
Dividends from investment income—net	(.39)	(.43)	(.50)	(.50)	(.48)
Net asset value, end of period	10.80	10.42	9.62	10.04	10.03
Total Return (%)	7.55	12.99	.67	5.25	5.06
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.16	.16	.16	.16	.15
Ratio of net expenses
to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income
to average net assets	3.52	4.05	4.89	4.99	4.78
Portfolio Turnover Rate	32.15	24.78	25.41	42.83[b]	31.05
Net Assets, end of period ($ x 1,000)	1,249,324	932,049	422,319	246,724	197,732

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2007 was 41.80%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek to match the total return of the Barclays Capital U.S. Aggregate Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and BASIC. Investor shares and BASIC shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), are valued each business day

TheFund 57

NOTES TO FINANCIAL STATEMENTS (continued)

by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates fair value. Registered investment companies that are not traded on an exchange are valued at their net asset value.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	3,775,138	—	3,775,138
Commercial
Mortgage-Backed	—	60,136,575	—	60,136,575
Corporate Bonds†	—	432,194,549	—	432,194,549
Foreign Government	—	75,415,914	—	75,415,914
Municipal Bonds	—	9,089,849	—	9,089,849
Mutual Funds	56,080,447	—	—	56,080,447
U.S. Government
Agencies/
Mortgage-Backed	—	845,315,796	—	845,315,796
U.S. Treasury	—	792,032,835	—	792,032,835
† See Statement of Investments for industry classification.

TheFund 59

NOTES TO FINANCIAL STATEMENTS (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully col-

lateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2010, The Bank of New York Mellon earned $49,048 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

Affiliated
Investment	Value		Value	Net
Company	10/31/2009 ($) Purchases ($)	Sales ($)	10/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	44,143,000 1,040,621,000	1,060,315,000	24,449,000	1.1
Dreyfus
Institutional
Cash
Advantage
Plus
Fund	417,390,539 584,905,555	970,664,647	31,631,447	1.4
Total	461,533,539 1,625,526,555	2,030,979,647	56,080,447	2.5

(d) Dividends to shareholders: It is policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

TheFund 61

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $807,848, accumulated capital losses $10,250,009 and unrealized appreciation $132,686,413.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, $200,657 of the carryover expires in fiscal 2012, $1,287,894 expires in fiscal 2013, $3,695,859 expires in fiscal 2014, $536,637 expires in fiscal 2015, $973,609 expires in fiscal 2016, $2,759,735 expires in fiscal 2017 and $795,618 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were as follows: ordinary income $74,717,523 and $53,870,467, respectively.

During the period ended October 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage backed securities, amortization of premiums and consent fees, the fund increased accumulated undistributed investment income-net by $4,591,732 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on October 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the

TheFund 63

NOTES TO FINANCIAL STATEMENTS (continued)

non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager had contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until September 30, 2010, so that the direct expenses of the BASIC shares and Investor shares of the fund (excluding taxes, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .34% and .59% of the value of the respective class’ average daily net assets. During the period ended October 31, 2010, there was no expense reimbursement pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares.The BASIC shares bear no distribution fee. During the period ended October 31, 2010, Investor shares were charged $2,535,682 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $287,160 and Rule 12b-1 distribution plan fees $214,754.

TheFund 65

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2010, amounted to $996,310,881 and $655,956,919, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended October 31, 2010.

At October 31, 2010, the cost of investments for federal income tax purposes was $2,141,354,690; accordingly, accumulated net unrealized appreciation on investments was $132,686,413, consisting of $134,669,005 gross unrealized appreciation and $1,982,592 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

TheFund 67

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 99.96% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

TheFund 71

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

TheFund 73

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Important Tax Information
27	Board Members Information
29	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Disciplined Stock Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Stock Fund, covering the 12-month period from November 1, 2009, through October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our view, persistent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries led to bouts of heightened volatility for U.S. stocks during most of 2010.The spending power of the U.S. consumer, long an important catalyst for economic growth, has been diminished by concerns over job security and an inability to generate cash from home equity.The second major driver of sustainable growth, corporate investment, has been stunted to a similar extent by tight credit conditions. However, the recent announcement of additional quantitative easing (QE2) measures by the Federal Reserve Board, as well as improved fundamentals across many developing nations, have helped support moderate global economic growth.

Uncertainty will probably remain in the broader financial markets until we see more evidence of robust economic growth, but we remain optimistic regarding the prospects for equities. Many stocks of quality companies with healthy balance sheets, higher credit ratings and strong cash flows appear to be currently priced at a discount.With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global markets, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2009, through October 31, 2010, as provided by Sean P. Fitzgibbon, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, Dreyfus Disciplined Stock Fund produced a total return of 17.13%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, returned 16.54% for the same period.2

Despite heightened market volatility over the spring and summer of 2010, stocks generally advanced during the reporting period as the U.S. economy continued to emerge from recession. The fund matched or exceeded the benchmark’s performance in seven of 10 market sectors, delivering particularly strong relative returns in the energy, consumer discretionary and technology sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks focusing on large-cap companies. The fund invests in a diversified portfolio of growth and value stocks, with industry and sector weightings generally similar to those in the S&P 500 Index.We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.The result is a broadly diversified portfolio of carefully selected stocks, with overall performance determined by a large number of securities.

Mixed Economic Data Sparked Market Volatility

Inconsistent economic trends produced a volatile market environment over the reporting period. Stocks generally advanced, retreated, then advanced again as investors searched for clarity in conflicting financial headlines. On the positive side, accelerating industrial activity, rising consumer spending and improved corporate earnings indicated that a

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

sustained U.S. economic recovery was underway. On the other hand, persistently high unemployment and foreclosure rates, the uncertain impact of a stricter regulatory environment, and the ramifications of a European sovereign debt crisis undermined confidence in the recovery’s long-term prospects. Consequently, the S&P 500 Index experienced choppy growth during the first six months of the reporting period, peaking in late-April 2010, then retreated in the spring and summer before advancing again in the fall to end the reporting period just below its April peak.

Opportunistic Positioning Emphasized Risk Management

In this environment, we positioned the fund to benefit from a sustained U.S. economic recovery through potentially overweighted exposure to consumer discretionary stocks. At the same time, in recognition of the uncertainties facing investors, we carefully monitored risks, moving swiftly to trim or sell holdings as they climbed above our estimations of fair value.This approach enabled the fund to lock in gains as markets rose while limiting losses when markets retreated.

The fund scored its best performance compared to the benchmark in the energy sector, where results were bolstered by limited exposure to large integrated oil-and-gas companies, many of which owned struggling refinery operations. Instead, the fund emphasized faster-growing exploration-and-production companies, such as Anadarko Petroleum and Newfield Exploration. In the consumer discretionary sector, the fund focused on recovering sales in the automobile, housing and retail areas. Top performers included global auto parts maker Autoliv, home improvement and building supplier Home Depot, online retailer Amazon.com and women’s apparel and beauty products retailer Limited Brands.

In the technology sector, the fund took opportunistic positions in companies profiting from growing demand for decentralized, enterprise-wide data storage and access, such as Informatica, NetApp,Teradata and Sybase, the latter of which was acquired by a competitor at a premium to its then-prevailing stock price. Other notably strong performers included electronic component maker Vishay Intertechnology and engine manufacturer Cummins.

4

On a more negative note, the financials sector was responsible for the greatest drag on the fund’s relative returns. Several holdings that we believed offered good long-term recovery prospects—such as Bank of America, Morgan Stanley, JPMorgan Chase & Co. and Capital One Financial—suffered setbacks that we regarded as short term, and the fund’s purchase and sale of Citigroup during the reporting period proved to be unfortunately timed. Relative performance was also held back by an underweight position in telecommunications, which outperformed the benchmark, and our choice of telecommunications giant AT&T over Verizon and some of the smaller names in the sector.The most notable of these included utility holdings NextEra Energy and Public Service Enterprise Group, mobile communications company Research In Motion and biotechnology developer Amylin Pharmaceuticals.

Positioned for Recovery with an Eye on Valuation

As of the end of the reporting period, we have positioned the fund for a moderate, but ongoing, U.S. economic recovery through overweighted exposure to consumer discretionary stocks and, to a lesser degree, health care stocks that we believe offer good growth prospects. In contrast, the fund has maintained underweighted exposure to traditionally defensive sectors, such as consumer staples, and sectors where we believe valuations are stretched, such as materials. At the same time, in light of the uncertainties confronting the market, we remain committed to risk management, keeping a close eye on economic trends and looking to move quickly to redeploy the fund’s assets from stocks that reach our target prices into what we consider more attractive investments.

November 15, 2010

Please note, the position in any security in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

TheFund 5

Average Annual Total Returns as of 10/31/10
	1 Year	5 Years	10 Years
Fund	17.13%	2.34%	–0.73%
Standard & Poor’s 500
Composite Stock Price Index	16.54%	1.74%	–0.01%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Disciplined Stock Fund on 10/31/00 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010

Expenses paid per $1,000†	$ 5.05
Ending value (after expenses)	$1,004.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010

Expenses paid per $1,000†	$ 5.09
Ending value (after expenses)	$1,020.16

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TheFund 7

STATEMENT OF INVESTMENTS
October 31, 2010

Common Stocks—99.8%	Shares		Value ($)
Consumer Discretionary—14.5%
Amazon.com	60,860 [a]		10,050,420
Autoliv	59,060		4,210,978
Carnival	75,850		3,274,444
DIRECTV, Cl. A	174,550	[a]	7,585,943
Home Depot	220,380		6,805,334
Mattel	285,490		6,660,482
Newell Rubbermaid	666,110		11,756,842
News, Cl. A	753,030		10,888,814
Omnicom Group	67,640		2,973,454
Stanley Black & Decker	47,530		2,945,434
Target	220,710		11,463,677
Time Warner	189,433		6,158,467
			84,774,289
Consumer Staples—8.6%
Clorox	51,990		3,459,935
Energizer Holdings	59,750	[a]	4,468,105
Nestle, ADR	131,760		7,227,036
PepsiCo	214,560		14,010,768
Philip Morris International	169,060		9,890,010
Unilever, ADR	395,790		11,485,826
			50,541,680
Energy—12.0%
Alpha Natural Resources	68,600	[a]	3,098,662
Anadarko Petroleum	98,850		6,086,194
Apache	29,520		2,982,110
Chevron	121,580		10,043,724
ConocoPhillips	142,500		8,464,500
ENSCO, ADR	116,030		5,376,830
EOG Resources	44,160		4,226,995
Hess	142,830		9,002,575
Newfield Exploration	136,890	[a]	8,161,382
Occidental Petroleum	122,270		9,614,090
Valero Energy	184,500		3,311,775
			70,368,837

8

Common Stocks (continued)	Shares	Value ($)
Exchange Traded Funds—1.6%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	79,840 [b]	9,460,242
Financial—14.3%
American Express	229,600	9,519,216
Bank of America	942,340	10,780,370
Capital One Financial	209,710	7,815,892
Comerica	122,120	4,369,454
Franklin Resources	38,970	4,469,859
Genworth Financial, Cl. A	493,950 [a]	5,601,393
Huntington Bancshares	760,200	4,310,334
JPMorgan Chase & Co.	339,070	12,759,204
Lincoln National	230,660	5,646,557
MetLife	139,040	5,607,483
Morgan Stanley	111,090	2,762,808
Wells Fargo & Co.	385,670	10,058,274
		83,700,844
Health Care—12.7%
Allscripts Healthcare Solutions	225,210 [a]	4,299,259
AmerisourceBergen	252,910	8,300,506
Amylin Pharmaceuticals	313,660 [a]	4,086,990
CIGNA	175,860	6,188,513
Covidien	80,140	3,195,182
Dendreon	71,550 [a]	2,611,575
Emergency Medical Services, Cl. A	54,760 [a]	2,977,849
Gilead Sciences	116,630 [a]	4,626,712
Hospira	76,730 [a]	4,563,900
Human Genome Sciences	239,320 [a]	6,432,922
King Pharmaceuticals	306,480 [a]	4,333,627
Pfizer	970,714	16,890,424
St. Jude Medical	70,970 [a]	2,718,151
Zimmer Holdings	71,310 [a]	3,382,946
		74,608,556
Industrial—9.6%
Caterpillar	118,950	9,349,470

TheFund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Cummins	58,100	5,118,610
Dover	142,660	7,575,246
General Electric	257,200	4,120,344
Ingersoll-Rand	186,620	7,336,032
Norfolk Southern	87,550	5,383,450
Raytheon	137,630	6,341,990
Textron	227,860	4,744,045
Thomas & Betts	68,460 [a]	2,981,433
Tyco International	87,680	3,356,390
		56,307,010
Information Technology—18.6%
Apple	69,280 [a]	20,844,274
BMC Software	53,890 [a]	2,449,839
Cisco Systems	417,030 [a]	9,520,795
EMC	238,690 [a]	5,014,877
F5 Networks	30,560 [a]	3,596,912
Google, Cl. A	18,530 [a]	11,358,705
Informatica	153,460 [a]	6,244,287
International Business Machines	59,310	8,516,916
Microsoft	194,550	5,182,812
Motorola	407,390 [a]	3,320,229
NetApp	78,760 [a]	4,193,970
Oracle	433,720	12,751,368
QUALCOMM	190,320	8,589,142
Teradata	86,350 [a]	3,398,736
Western Digital	125,610 [a]	4,022,032
		109,004,894
Materials—1.9%
CF Industries Holdings	35,610	4,363,293
E.I. du Pont de Nemours & Co.	144,550	6,834,324
		11,197,617
Telecommunication Services—2.5%
AT&T	521,520	14,863,320
Utilities—3.5%
American Electric Power	102,770	3,847,709
Entergy	71,470	5,326,659

10

Common Stocks (continued)	Shares	Value ($)
Utilities (continued)
NextEra Energy	83,880	4,616,755
Public Service Enterprise Group	214,870	6,951,045
		20,742,168
Total Common Stocks
(cost $492,699,197)		585,569,457

Other Investment—.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $572,000)	572,000 [c]	572,000

Investment of Cash Collateral
for Securities Loaned—.3%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,987,425)	1,987,425 [c]	1,987,425
Total Investments (cost $495,258,622)	100.2%	588,128,882
Liabilities, Less Cash and Receivables	(.2%)	(1,403,274)
Net Assets	100.0%	586,725,608

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan.At October 31, 2010, the market value of the fund’s securities on loan was
$1,946,198 and the market value of the collateral held by the fund was $1,987,425.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	18.6	Utilities	3.5
Consumer Discretionary	14.5	Telecommunication Services	2.5
Financial	14.3	Materials	1.9
Health Care	12.7	Exchange Traded Funds	1.6
Energy	12.0	Money Market Investments	.4
Industrial	9.6
Consumer Staples	8.6		100.2

† Based on net assets.
See notes to financial statements.

TheFund 11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,946,198)—Note 1(b):
Unaffiliated issuers	492,699,197	585,569,457
Affiliated issuers	2,559,425	2,559,425
Cash		38,593
Receivable for investment securities sold		8,466,523
Dividends and interest receivable		533,960
Receivable for shares of Capital Stock subscribed		10,466
		597,178,424
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		500,448
Payable for investment securities purchased		7,550,200
Liability for securities on loan—Note 1(b)		1,987,425
Payable for shares of Capital Stock redeemed		414,743
		10,452,816
Net Assets ($)		586,725,608
Composition of Net Assets ($):
Paid-in capital		574,433,062
Accumulated undistributed investment income—net		1,131,353
Accumulated net realized gain (loss) on investments		(81,709,067)
Accumulated net unrealized appreciation
(depreciation) on investments		92,870,260
Net Assets ($)		586,725,608
Shares Outstanding
(245 million shares of $.001 par value Capital Stock authorized)		20,558,025
Net Asset Value, offering and redemption price per share ($)		28.54
See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $36,792 foreign taxes withheld at source):
Unaffiliated issuers	9,272,876
Affiliated issuers	3,762
Income from securities lending—Note 1(b)	17,075
Total Income	9,293,713
Expenses:
Management fee—Note 3(a)	5,052,900
Distribution fees—Note 3(b)	561,433
Directors’ fees—Note 3(a)	40,662
Loan commitment fees—Note 2	4,630
Interest expense—Note 2	417
Total Expenses	5,660,042
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(40,662)
Net Expenses	5,619,380
Investment Income—Net	3,674,333
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	57,140,422
Net unrealized appreciation (depreciation) on investments	28,718,517
Net Realized and Unrealized Gain (Loss) on Investments	85,858,939
Net Increase in Net Assets Resulting from Operations	89,533,272
See notes to financial statements.

TheFund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009
Operations ($):
Investment income—net	3,674,333	5,703,872
Net realized gain (loss) on investments	57,140,422	(102,635,753)
Net unrealized appreciation
(depreciation) on investments	28,718,517	139,727,090
Net Increase (Decrease) in Net Assets
Resulting from Operations	89,533,272	42,795,209
Dividends to Shareholders from ($):
Investment income—net	(3,285,029)	(7,879,346)
Capital Stock Transactions ($):
Net proceeds from shares sold	34,023,036	32,556,197
Dividends reinvested	3,065,431	7,330,420
Cost of shares redeemed	(71,775,303)	(72,335,238)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(34,686,836)	(32,448,621)
Total Increase (Decrease) in Net Assets	51,561,407	2,467,242
Net Assets ($):
Beginning of Period	535,164,201	532,696,959
End of Period	586,725,608	535,164,201
Undistributed investment income—net	1,131,353	742,049
Capital Share Transactions (Shares):
Shares sold	1,285,619	1,587,642
Shares issued for dividends reinvested	116,591	343,773
Shares redeemed	(2,677,574)	(3,492,758)
Net Increase (Decrease) in Shares Outstanding	(1,275,364)	(1,561,343)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	24.51	22.77	40.24	37.35	32.52
Investment Operations:
Investment income—net[a]	.18	.25	.35	.26	.29
Net realized and unrealized gain
(loss) on investments	4.01	1.83	(13.57)	6.31	4.88
Total from Investment Operations	4.19	2.08	(13.22)	6.57	5.17
Distributions:
Dividends from investment income—net	(.16)	(.34)	(.34)	(.23)	(.34)
Dividends from net realized
gain on investments	—	—	(3.91)	(3.45)	—
Total Distributions	(.16)	(.34)	(4.25)	(3.68)	(.34)
Net asset value, end of period	28.54	24.51	22.77	40.24	37.35
Total Return (%)	17.13	9.38	(36.51)	18.98	16.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	1.01	1.01	1.01	1.00
Ratio of net expenses
to average net assets	1.00	1.00	1.00	.98	.93
Ratio of net investment income
to average net assets	.65	1.18	1.12	.69	.86
Portfolio Turnover Rate	78.04	103.96	70.11	49.43	96.40
Net Assets, end of period ($ x 1,000)	586,726	535,164	532,697	945,819	941,091

a Based on average shares outstanding at each month end.
See notes to financial statements.

TheFund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for

16

valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange, are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

TheFund 17

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	547,808,545	—	—	547,808,545
Equity Securities—
Foreign†	28,300,670	—	—	28,300,670
Mutual Funds/
Exchange
Traded Funds	12,019,667	—	—	12,019,667

† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements

18

that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2010,The Bank

TheFund 19

NOTES TO FINANCIAL STATEMENTS (continued)

of New York Mellon earned $7,318 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

Affiliated
Investment	Value		Value	Net
Company	10/31/2009 ($) Purchases ($)	Sales ($) 10/31/2010 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	5,525,000 108,194,000	113,147,000	572,000.1
Dreyfus
Institutional
Cash
Advantage
Fund	25,024,684 298,897,739	321,934,998	1,987,425.3
Total	30,549,684 407,091,739	435,081,998	2,559,425.4

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

20

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,131,353, accumulated capital losses $80,995,554 and unrealized appreciation $92,156,747.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were as follows: ordinary income $3,285,029 and $7,879,346, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2010, was approximately $29,600 with a related weighted average annualized interest rate of 1.41%.

TheFund 21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meet-

22

ings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund’s average daily net assets to compensate BNY Mellon and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2010, the fund was charged $561,433 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $450,427 and Rule 12b-1 distribution plan fees $50,021.

TheFund 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2010, amounted to $431,182,827 and $461,587,096, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended October 31, 2010.

At October 31, 2010, the cost of investments for federal income tax purposes was $495,972,135; accordingly, accumulated net unrealized appreciation on investments was $92,156,747, consisting of $105,409,944 gross unrealized appreciation and $13,253,197 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

TheFund 25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $3,285,029 as ordinary income dividends paid during the year ended October 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund designates the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2010 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

26

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager.

Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

TheFund 29

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

30

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

TheFund 31

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
21	Report of Independent Registered Public Accounting Firm
22	Important Tax Information
23	Board Members Information
25	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Money Market Reserves

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Money Market Reserves, covering the 12-month period from November 1, 2009, through October 31, 2010.

Uncertainty regarding the breadth and strength of the U.S. and global economic recoveries intensified at times over the past year. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets. While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity. The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

We do not expect to see a double-dip recession, thanks in part to record low short-term interest rates and quantitative easing measures by the Federal Reserve Board (the “Fed”). Indeed, with inflationary pressures currently negligible, we do not expect the Fed to raise short-term interest rates anytime soon, and money market yields seem likely to stay near historical lows.We currently believe that there may be opportunities in the equity and bond markets, stemming from improved valuations, healthy corporate balance sheets, better-than-expected earnings and higher-yielding alternatives for those willing to assume a higher level of risk tolerance. But are these investments right for you? Talk with your financial advisor, who is best suited to discuss the appropriateness of such investments given your individual profile and to evaluate your portfolio to help determine whether your “liquid asset” allocations are appropriate given today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through October 31, 2010, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, Dreyfus Money Market Reserves’ Investor shares produced a yield of 0.00%, and Class R shares produced a yield of 0.00%.Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced effective yields of 0.00% and 0.00%, respectively.1

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest.

Monetary Policy Unchanged in Muted Recovery

The reporting period began in the midst of an economic recovery fueled, in part, by an overnight federal funds rate that has remained unchanged since December 2008 in a historically low range between 0.00% and 0.25%. Indeed, the economic recovery appeared to remain on track as reflected by an annualized U.S. GDP growth rate of 5.0% during the fourth quarter of 2009.

While economic expansion in the first quarter moderated to a 3.7% annualized rate, it was encouraging news nonetheless for investors eager to see an end to the recession. In fact, job creation began to improve during the first quarter after many months of losses.

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Investors were further cheered in May, when 431,000 additional new jobs were created, although most were temporary government workers hired for the 2010 Census. However, the economic outlook soon took a turn for the worse when a sovereign debt crisis in Europe rattled investors, sparking heightened volatility in stock and bond markets. Indeed, U.S. industrial production appeared to moderate in June, and private-sector job growth proved more anemic than many analysts expected. U.S. GDP moderated to an annualized 1.7% rate during the second quarter, appearing to confirm renewed economic concerns.

Yet, in July, industrial production posted a relatively robust 1.0% gain after June’s mild setback, and the manufacturing and service sectors of the U.S. economy expanded for the twelfth and seventh consecutive months, respectively. On the other hand, total nonfarm payroll employment fell by 131,000 jobs in July, reflecting the end of temporary census hiring.

In August, sales of new homes fell to a 47-year low, while purchases of existing homes plummeted to a 15-year low.The unemployment rate rose to 9.6%, as only 67,000 jobs were created in the private sector during August. In September, the National Bureau of Economic Research announced that the recession had ended in June 2009, but the ensuing recovery has been the slowest since World War II. Economic data released in September appeared to support the consensus view that economic recovery, while intact, remained uncertain; manufacturing activity continued to increase, but employment and housing data showed few, if any, signs of improvement. The U.S. Department of Commerce later estimated that U.S. GDP grew at a 2.5% annualized rate in the third quarter of 2010.

In response to the sluggish rebound, the Federal Reserve Board (the “Fed”) indicated in September that it would embark on a second round of quantitative easing of monetary policy by purchasing $600 million of U.S. Treasury securities. This move, which the Fed intends to begin implementing in November, is designed to fight deflationary forces and encourage lending by injecting more cash into the financial system.

Indeed, October brought better economic news. The private sector added 159,000 jobs during the month, with much of the gain coming

4

from the services sector.The manufacturing sector also expanded, as new orders hit their highest level since May. However, housing markets continued to disappoint when issues regarding the banking industry’s foreclosure process muddied an already murky outlook for home values.

An Unwavering Focus on Quality

The economy’s developments had relatively little impact on money markets.The low federal funds rate kept yields in the short-term credit markets near zero percent, and it continued to make little sense to incur the additional credit and interest-rate risks that longer-dated instruments typically entail. Therefore, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages.As always, we focused exclusively on money market instruments meeting our stringent credit-quality criteria.

Although the economic recovery may be gathering momentum, inflationary pressures have remained negligible. The subpar recovery has convinced many analysts that a shift to higher short-term interest rates is unlikely anytime soon. Therefore, we intend to maintain the fund’s focus on credit quality and liquidity.

November 15, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

TheFund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Money Market Reserves from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010
	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ 1.71	$ 1.71
Ending value (after expenses)	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010
	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ 1.73	$ 1.73
Ending value (after expenses)	$1,023.49	$1,023.49

† Expenses are equal to the fund’s annualized expense ratio of .34% for Investor shares and .34% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2010

	Principal
Negotiable Bank Certificates of Deposit—12.8%	Amount ($)	Value ($)
Abbey National Treasury Services (Yankee)
0.50%, 11/16/10	20,000,000	20,000,000
Royal Bank of Scotland PLC (Yankee)
0.30%, 12/7/10	20,000,000	20,000,000
Societe Generale (Yankee)
0.29%, 12/28/10	20,000,000	20,000,000
Total Negotiable Bank Certificates of Deposit
(cost $60,000,000)		60,000,000

Commercial Paper—29.8%
ANZ International Ltd.
0.27%, 1/24/11	20,000,000 [a]	19,987,400
BNP Paribas Finance Inc.
0.30%, 11/23/10	20,000,000	19,996,333
Commonwealth Bank of Australia
0.25%, 12/20/10	20,000,000 [a]	19,993,195
General Electric Capital Services Inc.
0.24%, 11/24/10	20,000,000	19,996,933
Nordea North America Inc.
0.24%, 12/3/10	20,000,000	19,995,733
NRW Bank
0.29%, 1/24/11	20,000,000 [a]	19,986,467
UBS Finance Delaware Inc.
0.20%, 11/1/10	20,000,000	20,000,000
Total Commercial Paper
(cost $139,956,061)		139,956,061

Asset-Backed Commercial Paper—17.0%
Atlantis One Funding Corp.
0.35%, 3/8/11	20,000,000 [a]	19,975,306
Cancara Asset Securitization
0.30%, 12/14/10	20,000,000 [a]	19,992,833
LMA Americas LLC
0.29%, 12/23/10	20,000,000 [a]	19,991,622
Solitaire Funding Ltd.
0.29%, 12/17/10	20,000,000 [a]	19,992,589
Total Asset-Backed Commercial Paper
(cost $79,952,350)		79,952,350

TheFund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Short-Term Bank Notes—8.5%	Amount ($)	Value ($)
Chase Bank USA
0.25%, 12/13/10	20,000,000	20,000,000
U.S. Bank NA
0.21%, 11/1/10	20,000,000	20,000,000
Total Short-Term Bank Notes
(cost $40,000,000)		40,000,000

Time Deposit—4.3%
KBC Bank (Grand Cayman)
0.21%, 11/1/10
(cost $20,000,000)	20,000,000	20,000,000

Repurchase Agreements—27.7%
Goldman, Sachs & Co.
0.22%, dated 10/29/10, due 11/1/10 in the
amount of $50,000,917 (fully collateralized by
$51,034,000 Federal Home Loan Bank, 0%,
due 1/28/11-4/15/11, value $51,000,989)	50,000,000	50,000,000
RBS Securities, Inc.
0.23%, dated 10/29/10, due 11/1/10 in the
amount of $80,001,533 (fully collateralized by
$81,560,000 U.S. Treasury Notes, 0.375%,
due 9/30/12, value $81,603,392)	80,000,000	80,000,000
Total Repurchase Agreements
(cost $130,000,000)		130,000,000

Total Investments (cost $469,908,411)	100.1%	469,908,411
Liabilities, Less Cash and Receivables	(.1%)	(254,687)
Net Assets	100.0%	469,653,724

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2010, these securities amounted to $139,919,412 or 29.8% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Banking	51.1	Asset-Backed/Multi-Seller Programs	8.5
Repurchase Agreements	27.7	Finance	4.3
Asset-Backed/Banking	8.5		100.1

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase
Agreement of $130,000,000)—Note 1(b)	469,908,411	469,908,411
Cash		21,787
Interest receivable		49,628
		469,979,826
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		107,803
Payable for shares of Capital Stock redeemed		218,286
Dividend payable		13
		326,102
Net Assets ($)		469,653,724
Composition of Net Assets ($):
Paid-in capital		469,652,184
Accumulated net realized gain (loss) on investments		1,540
Net Assets ($)		469,653,724

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	328,805,501	140,848,223
Shares Outstanding	328,804,508	140,847,675
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

TheFund 9

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Interest Income	1,411,177
Expenses:
Management fee—Note 2(a)	2,435,295
Distribution fees (Investor Shares)—Note 2(b)	675,472
Directors’ fees—Note 2(a)	32,543
Total Expenses	3,143,310
Less—reduction in expenses due to undertaking—Note 2(a)	(1,699,752)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(32,543)
Net Expenses	1,411,015
Investment Income—Net	162
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	1,540
Net Increase in Net Assets Resulting from Operations	1,702

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009
Operations ($):
Investment income—net	162	2,054,987
Net realized gain (loss) on investments	1,540	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,702	2,054,987
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(110)	(1,209,320)
Class R Shares	(52)	(845,667)
Total Dividends	(162)	(2,054,987)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	408,796,488	534,422,016
Class R Shares	364,332,286	386,215,887
Dividends reinvested:
Investor Shares	110	1,194,784
Class R Shares	38	629,623
Cost of shares redeemed:
Investor Shares	(435,329,323)	(588,826,853)
Class R Shares	(378,817,805)	(418,484,467)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(41,018,206)	(84,849,010)
Total Increase (Decrease) in Net Assets	(41,016,666)	(84,849,010)
Net Assets ($):
Beginning of Period	510,670,390	595,519,400
End of Period	469,653,724	510,670,390

See notes to financial statements.

TheFund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.003	.028	.046	.042
Distributions:
Dividends from investment income—net	(.000)[a]	(.003)	(.028)	(.046)	(.042)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.30	2.87	4.75	4.24
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.75	.71	.71	.70
Ratio of net expenses
to average net assets	.29	.66	.70	.70	.70
Ratio of net investment income
to average net assets	.00[b]	.32	2.80	4.65	4.15
Net Assets, end of period ($ x 1,000)	328,806	355,337	408,547	352,108	284,623

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

12

		Year Ended October 31,
Class R Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.004	.030	.048	.044
Distributions:
Dividends from investment income—net	(.000)[a]	(.004)	(.030)	(.048)	(.044)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.43	3.07	4.96	4.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	.55	.51	.51	.50
Ratio of net expenses
to average net assets	.29	.52	.50	.50	.50
Ratio of net investment income
to average net assets	.00[b]	.47	3.03	4.85	4.40
Net Assets, end of period ($ x 1,000)	140,848	155,333	186,972	162,075	185,772

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

TheFund 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.

14

There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities of sufficient credit quality are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

TheFund 15

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	469,908,411
Level 3—Significant Unobservable Inputs	—
Total	469,908,411
† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

16

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

TheFund 17

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were all ordinary income.

At October 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested

18

Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by tele-phone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets.

TheFund 19

NOTES TO FINANCIAL STATEMENTS (continued)

Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, is voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,390,027 for Investor shares and $309,725 for Class R shares during the period ended October 31, 2010.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2010, Investor shares were charged $675,472 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $200,012 and Rule 12b-1 distribution plan fees $54,407, which are offset against an expense reimbursement currently in effect in the amount of $146,616.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Money Market Reserves, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

TheFund 21

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 94.37% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

22

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

TheFund 25

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

26

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

TheFund 27

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Important Tax Information
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
AMT-Free
Municipal Reserves

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus AMT-Free Municipal Reserves, covering the 12-month period from November 1, 2009, through October 31, 2010.

Uncertainty regarding the breadth and strength of the U.S. and global economic recoveries intensified at times over the past year. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets. While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity. The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

We do not expect to see a double-dip recession, thanks in part to record low short-term interest rates and quantitative easing measures by the Federal Reserve Board (the “Fed”). Indeed, with inflationary pressures currently negligible, we do not expect the Fed to raise short-term interest rates anytime soon, and money market yields seem likely to stay near historical lows. We currently believe that there may be opportunities in the equity and bond markets, stemming from improved valuations, healthy corporate balance sheets, better-than-expected earnings and higher-yielding alternatives for those willing to assume a higher level of risk tolerance. But are these investments right for you? Talk with your financial advisor, who is best suited to discuss the appropriateness of such investments given your individual profile and to evaluate your portfolio to help determine whether your “liquid asset” allocations are appropriate given today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through October 31, 2010, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, Dreyfus AMT-Free Municipal Reserves’ BASIC shares produced a yield of 0.01%, Class B shares produced a yield of 0.00%, Class R shares produced a yield of 0.01% and Investor shares produced a yield of 0.00%.Taking into consideration the effects of compounding, the fund’s BASIC shares, Class B shares, Class R shares and Investor shares produced effective yields of 0.01%, 0.00%, 0.01% and 0.00%, respectively, for the same period.1

Money market yields remained at historical lows during the reporting period as a persistently subpar economic recovery prompted the Federal Reserve Board (the “Fed”) to maintain an aggressively accommodative monetary policy. Robust demand for a limited supply of tax-exempt money market instruments also contributed to low yields.

The Fund’s Investment Approach

The fund seeks a high level of current income, consistent with stability of principal that is exempt from federal income tax. The fund also seeks to provide income exempt from the federal alternative minimum tax.To pursue its goal, the fund normally invests substantially all of its assets in tax-exempt municipal obligations, including short-term municipal debt securities that do not pay interest subject to the federal alternative minimum tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund also may invest in high-quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Money Market Yields Hovered Near Historical Lows

Although unemployment in the United States remained stubbornly high and national housing markets have yet to recover meaningfully, manufacturing activity continued to rebound, helping to bolster

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

confidence among consumers, businesses and investors. Still, the U.S. economic recovery throughout the reporting period proved to be milder than most previous recoveries. Indeed, the domestic economic growth rate, while still positive, moderated in the second and third quarters of 2010 compared to the first quarter of the year.

The U.S. and global economies were constrained by several new influences during the reporting period, including turmoil in European sovereign debt markets, inflationary pressures in China and the aftermath of a catastrophic oil spill in the Gulf of Mexico. These developments added to ongoing economic concerns regarding lackluster consumer spending and high unemployment levels in the United States. In light of these challenges, the Fed retained the aggressively accommodative monetary policy it first established in December 2008, which set short-term interest rates in a range between 0% and 0.25%.

In the municipal securities market, the supply of variable-rate demand notes and tender option bonds remained relatively low, due mainly to tighter lending restrictions and credit-rating downgrades. Instead, issuers continued to turn to longer-term bonds, including securities through the federally subsidized Build America Bonds program, which diverted a substantial amount of new municipal issuance to the taxable bond market. Meanwhile, demand for tax-exempt money market instruments remained robust from investors concerned about potential tax increases, putting additional downward pressure on already low tax-exempt money market yields.

Finally, most states and municipalities continued to face fiscal challenges stemming from tax shortfalls and robust demand for services, limiting the supply of instruments meeting our investment criteria.

In-House Research Supported Credit Quality

The in-depth, independent research conducted by our credit analysts into the issuers we consider led us to retain our focus on direct, high-quality municipal obligations during the reporting period.As we have for some time, we favored instruments backed by pledged tax appropriations or revenues from facilities providing essential services.

4

We generally shied away from instruments issued by entities that depend heavily on state aid. We also avoided instruments that our credit analysts believe may be subject to credit-rating downgrades, including some that came to market with elevated yields to compensate investors for higher risks. We set the fund’s weighted average maturity in a range that was roughly in line with industry averages.

Safety and Liquidity Remain Paramount

The Fed repeatedly has indicated that it is likely to keep short-term interest rates near historical lows for an extended period. Recent plans for a new round of quantitative easing lent credence to this view. Therefore, we believe the prudent course continues to be an emphasis on preservation of capital and liquidity.

However, we expect the supply of newly issued tax-exempt money market instruments to trend higher in the months ahead, which could support higher yields.We also are mindful that, when the Fed eventually begins to raise the federal funds rate, a relatively defensive maturity-management strategy may enable the fund to capture higher yields more quickly as they become available.

November 15, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the fund.
Municipal securities holdings (as applicable), while rated in the highest rating category by one or more National Recognized Statistical Rating Organizations (NRSRO) (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yield provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

TheFund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus AMT-Free Municipal Reserves from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010
	Investor Shares	Class R Shares	BASIC Shares	Class B Shares
Expenses paid per $1,000†	$ 2.42	$ 2.37	$ 2.37	$ 2.42
Ending value (after expenses)	$1,000.00	$1,000.10	$1,000.10	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010
	Investor Shares	Class R Shares	BASIC Shares	Class B Shares
Expenses paid per $1,000†	$ 2.45	$ 2.40	$ 2.40	$ 2.45
Ending value (after expenses)	$1,022.79	$1,022.84	$1,022.84	$1,022.79

† Expenses are equal to the fund’s annualized expense ratio of .48% for Investor Shares, .47% for Class R Shares, .47% for BASIC Shares and .48% for Class B Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2010

Short-Term	Coupon	Maturity	Principal
Investments—100.3%	Rate (%)	Date	Amount ($)		Value ($)
Arizona—5.9%
Arizona Health Facilities
Authority, Hospital System
Revenue (Phoenix Children’s
Hospital) (Liquidity Facility;
Merrill Lynch Capital Services
and LOC; Bank of America)	0.42	11/7/10	9,165,000	[a,b]	9,165,000
Puttable Floating Option Tax
Exempt Receipts (Arizona
Health Facilities Authority,
HR (Phoenix Children’s
Hospital)) (Liquidity
Facility; Bank of America and
LOC; Bank of America)	0.42	11/7/10	14,440,000	[a,b]	14,440,000
California—3.9%
California Educational Facilities
Authority, Revenue, CP
(Stanford University)	0.30	11/19/10	15,400,000		15,400,000
Connecticut—10.2%
Connecticut Health and Educational
Facilities Authority, Revenue
(Eagle Hill School Issue)
(LOC; JPMorgan Chase Bank)	0.31	11/7/10	5,405,000	[a]	5,405,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Eastern Connecticut Health
Network Issue) (LOC;
Comerica Bank)	0.35	11/7/10	7,300,000	[a]	7,300,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Hospital of Saint Raphael
Issue) (LOC; KBC Bank)	0.31	11/7/10	9,600,000	[a]	9,600,000
Connecticut Health and Educational
Facilities Authority, Revenue
(The Children’s School Issue)
(LOC; JPMorgan Chase Bank)	0.31	11/7/10	2,000,000	[a]	2,000,000
Hamden,
GO Notes, BAN	2.00	8/24/11	10,000,000		10,106,456
Shelton Housing Authority,
Revenue (Crosby Commons
Project) (LOC; Wachovia Bank)	0.33	11/7/10	6,230,000	[a]	6,230,000

TheFund 7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
District of Columbia—.5%
District of Columbia,
Revenue (American Public
Health Association Issue)
(LOC; Bank of America)	0.50	11/7/10	1,580,000	[a]	1,580,000
Metropolitan Washington Airports
Authority, Airport System
Revenue (Liquidity Facility;
Landesbank Baden-Wurttemberg)	0.43	11/7/10	400,000	[a]	400,000
Florida—6.7%
Brevard County,
Revenue (Holy Trinity
Episcopal Academy Project)
(LOC; Wachovia Bank)	0.42	11/7/10	900,000	[a]	900,000
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	2.00	4/21/11	12,500,000		12,541,427
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	5.00	6/1/11	4,645,000		4,743,880
Citizens Property Insurance
Corporation, High-Risk
Account Senior Secured
Revenue, Refunding	5.00	3/1/11	3,210,000		3,247,964
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.00	7/1/11	100,000		102,396
Orange County Industrial
Development Authority, Revenue
(Trinity Preparatory School of
Florida, Inc. Project) (LOC;
Wachovia Bank)	0.42	11/7/10	380,000	[a]	380,000
Orange County Industrial
Development Authority, Revenue
(Trinity Preparatory School of
Florida, Inc. Project) (LOC;
Wachovia Bank)	0.42	11/7/10	470,000	[a]	470,000
Palm Beach County,
IDR (Boca Raton Jewish
Community Day School, Inc.
Project) (LOC; Wachovia Bank)	0.37	11/7/10	1,315,000	[a]	1,315,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Pinellas County Industry Council,
Revenue (Chi Chi Rodriguez
Youth Foundation Project)
(LOC; Bank of America)	0.75	11/7/10	210,000	[a]	210,000
Pinellas County Industry Council,
Revenue (Lutheran
Church of the Cross
Day School Project)
(LOC; Wachovia Bank)	0.42	11/7/10	1,210,000	[a]	1,210,000
Sarasota County,
IDR (Sarasota Military
Academy, Inc. Project)
(LOC; Wachovia Bank)	0.42	11/7/10	1,640,000	[a]	1,640,000
Illinois—1.4%
Chicago Board of Education,
GO Notes (Liquidity Facility;
Dexia Credit Locale)	0.30	11/7/10	1,900,000	[a]	1,900,000
Chicago O’Hare International
Airport, Revenue
(Insured; Assured Guaranty
Municipal Corp. and
Liquidity Facility;
Citibank NA)	0.30	11/7/10	2,810,000	[a,b]	2,810,000
Illinois International Port
District, Revenue, Refunding
(LOC; Bank of America)	0.38	11/7/10	1,000,000	[a]	1,000,000
Iowa—2.3%
Iowa Finance Authority,
Educational Facilities Revenue
(Graceland University Project)
(LOC; Bank of America)	0.50	11/7/10	2,430,000	[a]	2,430,000
Iowa Finance Authority,
Revenue (YMCA and
Rehabilitation Center Project)
(LOC; Bank of America)	0.50	11/7/10	2,400,000	[a]	2,400,000
Iowa Higher Education
Loan Authority, Revenue,
BAN(William Penn
University Project)	1.50	12/1/10	4,500,000		4,501,835

TheFund 9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Kansas—.4%
Newton,
EDR (Newton Surgery Center
Project) (LOC; Bank of America)	0.50	11/7/10	1,625,000	[a]	1,625,000
Kentucky—1.9%
Jefferson County,
Retirement Home Revenue
(Nazareth Literary and
Benevolent Institution
Project) (LOC; JPMorgan
Chase Bank)	0.36	11/7/10	4,700,000	[a]	4,700,000
Kentucky Rural Water Finance
Corporation, Public Projects
Construction Notes	1.25	1/1/11	3,000,000		3,002,733
Louisiana—.9%
Louisiana Local Government
Environmental Facilities and
Community Development Authority,
Revenue (Kenner Theatres, L.L.C.
Project) (LOC; FHLB)	0.38	11/7/10	3,650,000	[a]	3,650,000
Maryland—1.0%
Baltimore County,
Revenue, Refunding (Shade Tree
Trace Apartments Facility)
(LOC; M&T Bank)	0.35	11/7/10	3,800,000	[a]	3,800,000
Massachusetts—1.3%
New Bedford,
GO Notes, RAN	1.50	6/30/11	5,000,000		5,018,053
Michigan—.6%
Michigan Finance Authority,
State Aid Revenue Notes	2.00	8/19/11	2,300,000		2,321,826
Minnesota—1.5%
Cohasset,
Revenue, Refunding (Minnesota
Power and Light Company
Project) (LOC; Bank of America)	0.55	11/7/10	200,000	[a]	200,000
Puttable Floating Option Tax
Exempt Receipts (Saint Paul
Port Authority, MFHR
(Burlington Apartments
Project)) (Liquidity Facility;
FHLMC and LOC; FHLMC)	0.31	11/7/10	4,080,000	[a,b]	4,080,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Minnesota (continued)
Saint Paul Housing and
Redevelopment Authority,
Revenue (Goodwill/Easter Seals
Project) (LOC; Firstar Bank NA)	0.42	11/7/10	1,800,000	[a]	1,800,000
New Hampshire—2.4%
New Hampshire Health and Education
Facilities Authority, Revenue
(University System of New
Hampshire Issue) (Liquidity
Facility; JPMorgan Chase Bank)	0.28	11/1/10	9,400,000	[a]	9,400,000
New Jersey—23.6%
Camden County Improvement
Authority, Special Revenue
(Congregation Beth El Project)
(LOC; Commerce Bank NA)	0.30	11/7/10	1,700,000	[a]	1,700,000
JPMorgan Chase Putters/Drivers
Trust (New Jersey, TRAN)
(Liquidity Facility; JPMorgan
Chase Bank)	0.28	11/1/10	4,400,000	[a,b]	4,400,000
New Jersey Economic Development
Authority, Revenue (Somerset
Hills YMCA Project) (LOC;
Commerce Bank NA)	0.30	11/7/10	3,100,000	[a]	3,100,000
New Jersey Economic Development
Authority, School Facilities
Construction Revenue, Refunding
(LOC; Dexia Credit Locale)	0.32	11/7/10	5,825,000	[a]	5,825,000
New Jersey Educational Facilities
Authority, Revenue, Refunding
(The College of Saint
Elizabeth Issue) (LOC; RBS
Citizens NA)	0.40	11/7/10	17,800,000	[a]	17,800,000
New Jersey Housing and Mortgage
Finance Agency, SFHR (LOC;
Dexia Credit Locale)	0.34	11/7/10	4,930,000	[a]	4,930,000
New Jersey Turnpike Authority,
Turnpike Revenue
(Insured; Assured
Guaranty Municipal
Corp. and Liquidity Facility;
Westdeutsche Landesbank)	0.34	11/7/10	28,400,000	[a]	28,400,000

TheFund 11

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Turnpike Authority,
Turnpike Revenue (Liquidity
Facility; Societe Generale)	0.29	11/7/10	27,810,000	[a]	27,810,000
New York—2.9%
New York City,
GO Notes (Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	0.30	11/1/10	3,000,000	[a]	3,000,000
New York City,
GO Notes (LOC;
Westdeutsche Landesbank)	0.30	11/1/10	2,500,000	[a]	2,500,000
New York Liberty Development
Corporation, Liberty Revenue
(World Trade Center Project)	0.32	3/1/11	6,000,000		6,000,000
Ohio—3.8%
Montgomery County,
Revenue, CP (Miami
Valley Hospital)	0.45	11/9/10	2,000,000		2,000,000
Ohio,
HR (Cleveland Clinic Health
System Obligated Group)	0.26	11/1/10	13,000,000	[a]	13,000,000
Oklahoma—.6%
Oklahoma Water Resources Board,
State Loan Program Revenue
(Liquidity Facility; State
Street Bank and Trust Co.)	0.65	12/1/10	2,400,000		2,400,000
Pennsylvania—11.9%
Berks County Industrial
Development Authority,
Revenue (Kutztown Resource
Management, Inc. Project)
(LOC; Wachovia Bank)	0.42	11/7/10	3,645,000	[a]	3,645,000
Berks County Industrial
Development Authority, Revenue
(Richard J. Caron Foundation
Project) (LOC; Wachovia Bank)	0.42	11/7/10	6,605,000	[a]	6,605,000
Berks County Municipal Authority,
Revenue (The Reading Hospital
and Medical Center Project)	0.48	1/13/11	4,815,000		4,815,000

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Chester County Health and
Education Facilities Authority,
Revenue (Simpson Meadows
Project) (LOC; Wells Fargo Bank)	0.37	11/7/10	3,100,000	[a]	3,100,000
Delaware River Joint Toll Bridge
Commission, Bridge System
Revenue (LOC; Dexia
Credit Locale)	0.31	11/7/10	9,000,000	[a]	9,000,000
Montgomery County Industrial
Development Authority, Revenue
(Big Little Associates
Project) (LOC; Wachovia Bank)	0.49	11/7/10	535,000	[a]	535,000
Montgomery County Industrial
Development Authority, Revenue
(Independent Support Systems, Inc.
Project) (LOC; Wachovia Bank)	0.42	11/7/10	100,000	[a]	100,000
North Lebanon Township Municipal
Authority, Revenue (The Penn
Laurel Girl Scout Council, Inc.
Project) (LOC; Wachovia Bank)	0.42	11/7/10	365,000	[a]	365,000
North Penn Water Authority,
Water Revenue (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Dexia Credit Locale)	0.43	11/7/10	6,000,000	[a]	6,000,000
Northampton County Industrial
Development Authority, Revenue
(Bardot Plastics Inc. Project)
(LOC; Wachovia Bank)	0.64	11/7/10	205,000	[a]	205,000
Philadelphia,
GO Notes, TRAN	2.00	6/30/11	10,000,000		10,085,244
York Redevelopment Authority,
Revenue (LOC; M&T Bank)	0.38	11/7/10	3,065,000	[a]	3,065,000
Tennessee—.5%
Sevier County Public Building
Authority, Public Project
Construction Notes (Tennessee
Association of Utility
Districts Interim Loan Program)	1.25	3/1/11	2,175,000		2,178,932

TheFund 13

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas—3.9%
Collin County Housing Finance
Corporation, Multifamily
Revenue (Carpenter-Oxford
Development Housing)
(Liquidity Facility; FHLMC
and LOC; FHLMC)	0.31	11/7/10	5,000,000	[a,b]	5,000,000
JPMorgan Chase Putters/Drivers
Trust (Texas, TRAN) (Liquidity
Facility; JPMorgan Chase Bank)	0.28	11/7/10	7,000,000	[a,b]	7,000,000
Puttable Floating Option Tax
Exempt Receipts (Brazos County
Health Facilities Development
Corporation, Revenue (Franciscan
Services Corporation Obligated
Group)) (Liquidity Facility;
Bank of America and
LOC; Bank of America)	0.35	11/7/10	3,335,000	[a,b]	3,335,000
Virginia—.1%
Williamsburg Industrial
Development Authority, Museum
Revenue (The Colonial
Williamsburg Foundation)
(LOC; Bank of America)	0.50	11/7/10	450,000	[a]	450,000
Wisconsin—6.4%
Wisconsin Health and Educational
Facilities Authority, Revenue
(Gundersen Clinic, Ltd. and
Gundersen Lutheran Medical
Center, Inc.) (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Dexia Credit Locale)	0.55	11/1/10	12,400,000	[a]	12,400,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Gunderson Lutheran) (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Dexia Credit Locale)	0.55	11/1/10	8,950,000	[a]	8,950,000
Wisconsin Rural Water Construction
Loan Program Commission,
Revenue, BAN	1.50	11/15/10	4,000,000		4,001,140

14

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Wyoming—1.9%
Sweetwater County,
HR (Memorial Hospital Project)
(LOC; Key Bank)	0.37	11/7/10	7,750,000	[a]	7,750,000
U.S. Related—3.8%
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(Liquidity Facility; Citibank NA)	0.29	11/7/10	15,000,000	[a,b]	15,000,000

Total Investments (cost $399,476,886)			100.3%		399,476,886
Liabilities, Less Cash and Receivables			(.3%)		(1,167,788)
Net Assets			100.0%		398,309,098

a Variable rate demand note—rate shown is the interest rate in effect at October 31, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2010, these securities amounted to $65,230,000 or 16.4% of net assets.

TheFund 15

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

16

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	84.5
AAA,AA,Ac		Aaa,Aa,Ac		AAA,AA,Ac	4.0
Not Rated[d]		Not Rated[d]		Not Rated[d]	11.5
					100.0

†	Based on total investments.
c	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
d	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

TheFund 17

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2010

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			399,476,886	399,476,886
Cash				379,261
Interest receivable				614,282
				400,470,429
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)				150,226
Dividend payable				12
Payable for shares of Capital Stock redeemed				2,011,093
				2,161,331
Net Assets ($)				398,309,098
Composition of Net Assets ($):
Paid-in capital				398,311,329
Accumulated net realized gain (loss) on investments				(2,231)
Net Assets ($)				398,309,098

Net Asset Value Per Share
	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Net Assets ($)	40,201,679	97,823,805	32,297,059	227,986,555
Shares Outstanding	40,203,260	97,824,628	32,297,436	227,987,718
Net Asset Value Per Share ($)	1.00	1.00	1.00	1.00

See notes to financial statements.

18

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Interest Income	1,938,314
Expenses:
Management fee—Note 2(a)	2,138,587
Distribution fees (Investor Shares and Class B Shares)—Note 2(b)	758,150
Shareholder servicing costs (Class B Shares)—Note 2(c)	648,538
Directors’ fees—Note 2(a)	27,721
Total Expenses	3,572,996
Less—reduction in expenses due to undertaking—Note 2(a)	(1,613,898)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(27,721)
Net Expenses	1,931,377
Investment Income—Net	6,937
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	1,261
Net Increase in Net Assets Resulting from Operations	8,198
See notes to financial statements.

TheFund 19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009
Operations ($):
Investment income—net	6,937	1,808,980
Net realized gain (loss) on investments	1,261	394
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,198	1,809,374
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(18)	(536,536)
Class R Shares	(4,672)	(517,708)
BASIC Shares	(2,152)	(295,704)
Class B Shares	(95)	(459,032)
Total Dividends	(6,937)	(1,808,980)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	178,329,878	213,559,286
Class R Shares	202,962,456	168,160,576
BASIC Shares	17,005,513	51,073,424
Class B Shares	685,183,016	734,750,979
Dividends reinvested:
Investor Shares	18	511,055
Class R Shares	437	90,702
BASIC Shares	2,041	279,258
Class B Shares	95	447,039
Cost of shares redeemed:
Investor Shares	(193,102,046)	(213,565,410)
Class R Shares	(162,797,585)	(167,452,116)
BASIC Shares	(35,128,541)	(30,835,042)
Class B Shares	(753,226,037)	(550,395,507)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(60,770,755)	206,624,244
Total Increase (Decrease) in Net Assets	(60,769,494)	206,624,638
Net Assets ($):
Beginning of Period	459,078,592	252,453,954
End of Period	398,309,098	459,078,592

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.006	.023	.030	.026
Distributions:
Dividends from investment income—net	(.000)[a]	(.006)	(.023)	(.030)	(.026)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.65	2.35	3.05	2.65
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.73	.71	.71	.71
Ratio of net expenses
to average net assets	.45	.71	.70	.70	.71
Ratio of net investment income
to average net assets	.00[b]	.69	2.18	3.01	2.65
Net Assets, end of period ($ x 1,000)	40,202	54,974	54,469	19,885	25,896

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

TheFund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class R Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.008	.025	.032	.028
Distributions:
Dividends from investment income—net	(.000)[a]	(.008)	(.025)	(.032)	(.028)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01	.83	2.56	3.26	2.86
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	.53	.51	.51	.51
Ratio of net expenses
to average net assets	.45	.52	.50	.50	.51
Ratio of net investment income
to average net assets	.01	.78	2.48	3.20	2.84
Net Assets, end of period ($ x 1,000)	97,824	57,658	56,859	76,056	83,413
a Amount represents less than $.001 per share.
See notes to financial statements.

22

		Year Ended October 31,
BASIC Shares	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[b]	.008	.025	.011
Distributions:
Dividends from investment income—net	(.000)[b]	(.008)	(.025)	(.011)
Net asset value, end of period	1.00	1.00	1.00	1.00
Total Return (%)	.01	.83	2.56	3.26[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	.53	.51	.52[c]
Ratio of net expenses
to average net assets	.45	.52	.50	.50[c]
Ratio of net investment income
to average net assets	.01	.72	2.40	3.26[c]
Net Assets, end of period ($ x 1,000)	32,297	50,418	29,900	8,852

a	From July 2, 2007 (commencement of operations) to October 31, 2007.
b	Amount represents less than $.001 per share.
c	Annualized.
See notes to financial statements.

TheFund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class B Shares	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[b]	.004	.020	.009
Distributions:
Dividends from investment income—net	(.000)[b]	(.004)	(.020)	(.009)
Net asset value, end of period	1.00	1.00	1.00	1.00
Total Return (%)	.00[c]	.41	2.05	2.75[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	1.03	1.02	1.03[d]
Ratio of net expenses
to average net assets	.45	.89	1.00	1.00[d]
Ratio of net investment income
to average net assets	.00[c]	.29	1.81	2.69[d]
Net Assets, end of period ($ x 1,000)	227,987	296,029	111,226	1

a	From July 2, 2007 (commencement of operations) to October 31, 2007.
b	Amount represents less than $.001 per share.
c	Amount represents less than .01%.
d	Annualized.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus AMT-Free Municipal Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal, that is exempt from federal income tax. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor, Class R, BASIC and Class B. Investor shares and Class B shares are offered primarily to clients of financial institutions that have entered into selling agreements with the Distributor, and bear a distribution fee. Class B shares also bear a shareholder services fee. BASIC shares are offered to any investor and bear no distribution or shareholder services fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee, shareholder services fee and voting rights on matters affecting a single class. Income, expenses (other than expense attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheFund 25

NOTES TO FINANCIAL STATEMENTS (continued)

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities of sufficient credit quality are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

26

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	399,476,886
Level 3—Significant Unobservable Inputs	—
Total	399,476,886
† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

TheFund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $2,231 is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, $1,565 of the carryover expires in fiscal 2015 and $666 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were all tax-exempt income.

28

At October 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended,

TheFund 29

NOTES TO FINANCIAL STATEMENTS (continued)

$2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, is voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $136,486 for Investor shares, $37,105 for Class R shares, $20,019 for BASIC shares and $1,420,288 for Class B shares, respectively, during the period ended October 31, 2010.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act (the “Rule”), Investor shares and Class B shares may pay annually up to .25% of the value of the average daily

30

net assets (Investor shares are currently limited by the Company’s Board of Directors to .20%) attributable to its Investor shares and Class B shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares and Class B shares. During the period ended October 31, 2010, Investor shares and Class B shares were charged $109,612 and $648,538, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan (the “Service Plan”) subject to the Rule, pursuant to which the fund pays the Distributor for the provision of certain services to the holders of its Class B shares a fee at an annual rate of .25% of the value of the fund’s average daily net assets attributable to Class B shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Service Plan, the Distributor may enter into Shareholder Services Agreements with Service Agents and make payments to Service Agents in respect of these services. During the period ended October 31, 2010, Class B shares were charged $648,538, pursuant to the Service Plan.

The Company and the Distributor may suspend or reduce payments under the Service Plan at any time, and payments are subject to the continuation of the Service Plan and the Agreements described above. From time to time, the Service Agents, the Distributor and the Company may agree to voluntarily reduce the maximum fees payable under the Service Plan.

Under its terms, the Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

TheFund 31

NOTES TO FINANCIAL STATEMENTS (continued)

$173,143, Rule 12b-1 distribution plan fees $56,887 and shareholder services plan fees $49,767, which are offset against an expense reimbursement currently in effect in the amount of $129,571.

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Directors of the Company.The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Director and/or common officers, complies with Rule 17a-7 of the Act. During the period ended October 31, 2010, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act amounting to $425,925,000 and $195,390,000, respectively.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus AMT-Free Municipal Reserves, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus AMT-Free Municipal Reserves as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

TheFund 33

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended October 31, 2010 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, which will be mailed in early 2011.

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager.

Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

TheFund 37

OFFICERS OF THE FUND ( Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

38

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund 39

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Tax Managed
Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Tax Managed Growth Fund, covering the 12-month period from November 1, 2009, through October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our view, persistent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries led to bouts of heightened volatility for U.S. stocks during most of 2010.The spending power of the U.S. consumer, long an important catalyst for economic growth, has been diminished by concerns over job security and an inability to generate cash from home equity.The second major driver of sustainable growth, corporate investment, has been stunted to a similar extent by tight credit conditions. However, the recent announcement of additional quantitative easing (QE2) measures by the Fed, as well as improved fundamentals across many developing nations, have helped support moderate global economic growth.

Uncertainty will probably remain in the broader financial markets until we see more evidence of robust economic growth, but we remain optimistic regarding the prospects for equities. Many stocks of quality companies with healthy balance sheets, higher credit ratings and strong cash flows appear to be currently priced at a discount.With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global markets, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2009, through October 31, 2010, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, DreyfusTax Managed Growth Fund’s Class A shares produced a total return of 15.53%, Class B shares returned 14.65%, Class C shares returned 14.63% and Class I shares returned 15.81%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 16.54% total return.2

Although stocks encountered heightened volatility during the spring of 2010 due to economic concerns, a rally later in the reporting period erased earlier losses.The fund produced returns that were slightly lower than its benchmark, primarily due to relative weakness early in the reporting period when lower-quality stocks outperformed high-quality, blue-chip equities.

Please note, as of November 2, 2010, the fund is being managed by a team of portfolio managers employed by Fayez Sarofim & Co., consisting of Fayez Sarofim, Catherine Crain, Jeff Jacobe, Gentry Lee, Christopher Sarofim and Charles Sheedy.

The Fund’s Investment Approach

The fund invests primarily in well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals. The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential. At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors.We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Return to Fundamentals in a Slow-Growth Economy

From October 2009 through April 2010, rising manufacturing activity and other evidence of economic recovery drove many stocks higher. However, investors at the time continued to focus mainly on more speculative stocks that had been severely beaten down during the recession and financial crisis. In contrast, large, well-established companies continued to lag market averages.

The market’s advance was interrupted in May by new economic concerns, including a sovereign debt crisis in Europe, persistently high unemployment in the United States and the catastrophic oil spill in the Gulf of Mexico. As a result, while many stocks lost ground, investors became increasingly selective, turning to companies that they believed could maintain earnings growth in a sluggish economy.This shift benefited the kinds of blue-chip growth companies in which the fund invests. Investors continued to favor higher-quality growth companies in the fall, as strong corporate earnings and improved economic data sparked a market rally that more than offset previous market weakness.

Sector Allocations and Stock Selections Bolstered Fund Results

The fund achieved especially strong relative performance in the consumer staples sector, where overweighted exposure and strong stock selections produced favorable results among companies with a global presence, solid financial structures, ample dividends and track records of steady revenues. Some of the top performers exhibiting these characteristics included food giant Nestle, tobacco producers Altria Group and Philip Morris International, beverages leaders Coca-Cola and PepsiCo, personal care specialist Estee Lauder and household goods purveyor Procter & Gamble.

The fund’s sector allocation strategy helped it avoid general weakness in the financials sector amid concerns regarding a stricter U.S. regulatory environment and risks posed by problems in the industry’s mortgage foreclosure process. In the information technology sector, electronics innovator Apple continued to gain value due to the success of its smart-phone and tablet computer products.

Disappointments during the reporting period included an overweighted position in the energy sector, which was hurt by fears of a double-dip recession and concerns surrounding the Gulf oil spill. Energy giant

4

Exxon Mobil ranked as the greatest detractor from the fund’s relative performance, as investors reacted negatively to its acquisition of natural gas producer XTO Energy.The fund’s relative performance was further dampened by an underweighted position in the industrials sector, which fared relatively well for the benchmark.Walgreen also undermined the fund’s results, due to sluggish consumer spending and company-specific issues in its pharmacy benefits business.

Focused on Secular Growth Opportunities

Although the U.S. and global economic rebounds have been slower than historical averages, we do not expect a return to recession. Slower growth in the United States is likely to be balanced by more robust growth in overseas markets.Therefore, in our view, investors are likely to continue to favor large, multinational companies with solid business fundamentals. In addition, we believe that the U.S. stock market currently is attractively valued and may be poised for further gains if companies deploy some of the massive cash reserves on their balance sheets. During the reporting period, we identified some new growth opportunities and added some positions to the portfolio, including technology giant International Business Machines, retailer Target and energy exploration-and-production company Occidental Petroleum. Conversely, we eliminated positions in Bank of America and coal producer Peabody Energy.

November 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2011. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

TheFund 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B and Class C shares of Dreyfus
Tax Managed Growth Fund on 10/31/00 to a $10,000 investment made in the Standard & Poor’s 500 Composite
Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class I shares will vary from the performance of
Class A, Class B and Class C shares shown above due to differences in charges and expenses. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of
purchase.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the
Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/10

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	11/4/97	8.88%	1.54%	–0.48%
without sales charge	11/4/97	15.53%	2.76%	0.11%
Class B shares
with applicable redemption charge †	11/4/97	10.65%	1.60%	–0.33%
without redemption	11/4/97	14.65%	1.97%	–0.33%
Class C shares
with applicable redemption charge ††	11/4/97	13.63%	1.99%	–0.63%
without redemption	11/4/97	14.63%	1.99%	–0.63%
Class I shares	5/14/04	15.81%	3.00%	0.28%†††
Standard & Poor’s 500
Composite Stock Price Index		16.54%	1.74%	–0.01%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class A shares for periods prior to 5/14/04 (the inception date for Class I shares).

TheFund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Growth Fund from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.44	$ 10.29	$ 10.29	$ 5.16
Ending value (after expenses)	$1,045.50	$1,041.30	$1,041.40	$1,046.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.36	$ 10.16	$ 10.16	$ 5.09
Ending value (after expenses)	$1,018.90	$1,015.12	$1,015.12	$1,020.16

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class B, 2.00% for Class C and 1.00% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2010

Common Stocks—99.1%	Shares	Value ($)
Consumer Discretionary—8.4%
McDonald’s	61,000	4,743,970
McGraw-Hill	33,000	1,242,450
News, Cl. A	118,000	1,706,280
Target	10,000	519,400
		8,212,100
Consumer Staples—38.8%
Altria Group	129,000	3,279,180
Coca-Cola	114,000	6,990,480
Estee Lauder, Cl. A	15,500	1,103,135
Kraft Foods, Cl. A	20,271	654,145
Nestle, ADR	100,750	5,526,137
PepsiCo	54,500	3,558,850
Philip Morris International	129,000	7,546,500
Procter & Gamble	75,000	4,767,750
Wal-Mart Stores	27,000	1,462,590
Walgreen	75,000	2,541,000
Whole Foods Market	19,000 [a]	755,250
		38,185,017
Energy—15.2%
Chevron	52,000	4,295,720
ConocoPhillips	50,000	2,970,000
Exxon Mobil	78,512	5,218,693
Occidental Petroleum	10,000	786,300
Total, ADR	30,000	1,634,400
		14,905,113
Financial—1.5%
JPMorgan Chase & Co.	40,000	1,505,200

TheFund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care—9.7%
Abbott Laboratories	66,000	3,387,120
Johnson & Johnson	74,500	4,743,415
Merck & Co.	18,000	653,040
Novo Nordisk, ADR	7,000	733,600
		9,517,175
Industrial—5.1%
Caterpillar	20,000	1,572,000
General Dynamics	6,000	408,720
General Electric	98,000	1,569,960
United Technologies	20,000	1,495,400
		5,046,080
Information Technology—17.2%
Apple	15,000 [a]	4,513,050
Automatic Data Processing	25,000	1,110,500
Cisco Systems	55,000 [a]	1,255,650
Intel	190,000	3,813,300
International Business Machines	14,000	2,010,400
Microsoft	73,000	1,944,720
QUALCOMM	20,500	925,165
Texas Instruments	45,000	1,330,650
		16,903,435
Materials—3.2%
Freeport-McMoRan Copper & Gold	13,600	1,287,648
Praxair	15,000	1,370,100
Rio Tinto, ADR	8,000	520,960
		3,178,708
Total Common Stocks
(cost $71,427,131)		97,452,828

10

Other Investment—1.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,039,000)	1,039,000 [b]	1,039,000

Total Investments (cost $72,466,131)	100.1%	98,491,828
Liabilities, Less Cash and Receivables	(.1%)	(128,820)
Net Assets	100.0%	98,363,008

ADR—American Depository Receipts
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	38.8	Industrial	5.1
Information Technology	17.2	Materials	3.2
Energy	15.2	Financial	1.5
Health Care	9.7	Money Market Investment	1.0
Consumer Discretionary	8.4		100.1

† Based on net assets.
See notes to financial statements.

TheFund 11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2010

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			71,427,131	97,452,828
Affiliated issuers			1,039,000	1,039,000
Receivable for shares of Capital Stock subscribed				268,219
Dividends and interest receivable				115,188
				98,875,235
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				115,091
Cash overdraft due to Custodian				3,607
Payable for investment securities purchased				256,897
Payable for shares of Capital Stock redeemed				136,632
				512,227
Net Assets ($)				98,363,008
Composition of Net Assets ($):
Paid-in capital				89,049,748
Accumulated undistributed investment income—net				950,660
Accumulated net realized gain (loss) on investments				(17,663,097)
Accumulated net unrealized appreciation
(depreciation) on investments				26,025,697
Net Assets ($)				98,363,008

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	76,317,607	1,546,807	18,713,572	1,785,022
Shares Outstanding	4,367,455	91,622	1,127,403	101,849
Net Asset Value Per Share ($)	17.47	16.88	16.60	17.53

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $33,934 foreign taxes withheld at source):
Unaffiliated issuers	2,499,302
Affiliated issuers	2,013
Income from securities lending—Note 1(b)	5,161
Total Income	2,506,476
Expenses:
Management fee—Note 3(a)	986,197
Distribution and service plan fees—Note 3(b)	380,033
Directors’ fees—Note 3(a)	6,817
Loan commitment fees—Note 2	1,380
Total Expenses	1,374,427
Less—reduction in management fee due to undertaking—Note 3(a)	(89,654)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(6,817)
Net Expenses	1,277,956
Investment Income—Net	1,228,520
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,619,386)
Net unrealized appreciation (depreciation) on investments	13,381,220
Net Realized and Unrealized Gain (Loss) on Investments	11,761,834
Net Increase in Net Assets Resulting from Operations	12,990,354

See notes to financial statements.

TheFund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009[a]
Operations ($):
Investment income—net	1,228,520	1,420,812
Net realized gain (loss) on investments	(1,619,386)	(1,014,645)
Net unrealized appreciation
(depreciation) on investments	13,381,220	5,673,181
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,990,354	6,079,348
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,138,917)	(1,118,929)
Class B Shares	(14,518)	(45,415)
Class C Shares	(233,095)	(205,177)
Class I Shares	(13,241)	(1,434)
Class T Shares	—	(29,377)
Total Dividends	(1,399,771)	(1,400,332)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	17,687,206	10,613,131
Class B Shares	61,752	120,370
Class C Shares	1,416,440	1,728,698
Class I Shares	1,762,843	187,782
Class T Shares	—	34,437
Dividends reinvested:
Class A Shares	930,890	868,922
Class B Shares	9,548	29,979
Class C Shares	152,875	134,436
Class I Shares	4,500	1,355
Class T Shares	—	27,717
Cost of shares redeemed:
Class A Shares	(12,430,957)	(14,185,563)
Class B Shares	(2,219,873)	(5,093,792)
Class C Shares	(4,516,727)	(4,061,060)
Class I Shares	(311,727)	(10,283)
Class T Shares	—	(1,607,878)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	2,546,770	(11,211,749)
Total Increase (Decrease) in Net Assets	14,137,353	(6,532,733)
Net Assets ($):
Beginning of Period	84,225,655	90,758,388
End of Period	98,363,008	84,225,655
Undistributed investment income—net	950,660	1,121,911

14

	Year Ended October 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	1,098,561	783,461
Shares issued for dividends reinvested	58,732	66,323
Shares redeemed	(768,994)	(1,065,085)
Net Increase (Decrease) in Shares Outstanding	388,299	(215,301)
Class Bb
Shares sold	3,739	9,352
Shares issued for dividends reinvested	619	2,366
Shares redeemed	(143,047)	(402,426)
Net Increase (Decrease) in Shares Outstanding	(138,689)	(390,708)
Class C
Shares sold	90,402	138,371
Shares issued for dividends reinvested	10,091	10,712
Shares redeemed	(292,251)	(315,911)
Net Increase (Decrease) in Shares Outstanding	(191,758)	(166,828)
Class I
Shares sold	106,216	14,268
Shares issued for dividends reinvested	284	104
Shares redeemed	(19,085)	(665)
Net Increase (Decrease) in Shares Outstanding	87,415	13,707
Class Tc
Shares sold	—	2,667
Shares issued for dividends reinvested	—	2,144
Shares redeemed	—	(130,495)
Net Increase (Decrease) in Shares Outstanding	—	(125,684)

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended October 31, 2010, 30,622 Class B shares representing $480,875 were automatically converted to 29,632 Class A shares and during the period ended October 31, 2009, 113,131 Class B shares representing $1,482,958 were automatically converted to 108,967 Class A shares.
c	On the close of business on February 4, 2009, 126,474 Class T shares representing $1,556,892 were converted to
124,751 Class A shares.
See notes to financial statements.

TheFund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	15.40	14.35	20.51	18.44	16.35
Investment Operations:
Investment income—net[a]	.25	.27	.25	.22	.21
Net realized and unrealized
gain (loss) on investments	2.10	1.05	(6.17)	2.08	2.00
Total from Investment Operations	2.35	1.32	(5.92)	2.30	2.21
Distributions:
Dividends from investment income—net	(.28)	(.27)	(.24)	(.23)	(.12)
Net asset value, end of period	17.47	15.40	14.35	20.51	18.44
Total Return (%)[b]	15.53	9.53	(29.22)	12.58	13.61
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses
to average net assets	1.25	1.25	1.25	1.25	1.29
Ratio of net investment income
to average net assets	1.54	2.04	1.35	1.13	1.20
Portfolio Turnover Rate	3.00	—	5.91	8.09	—
Net Assets, end of period ($ x 1,000)	76,318	61,270	60,207	96,507	92,601

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

16

		Year Ended October 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	14.80	13.72	19.56	17.57	15.68
Investment Operations:
Investment income—net[a]	.12	.17	.11	.08	.08
Net realized and unrealized
gain (loss) on investments	2.04	.99	(5.91)	1.98	1.91
Total from Investment Operations	2.16	1.16	(5.80)	2.06	1.99
Distributions:
Dividends from investment income—net	(.08)	(.08)	(.04)	(.07)	(.10)
Net asset value, end of period	16.88	14.80	13.72	19.56	17.57
Total Return (%)[b]	14.65	8.59	(29.72)	11.76	12.76
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.10	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.00	2.00	2.00	2.00	2.04
Ratio of net investment income
to average net assets	.82	1.36	.65	.42	.47
Portfolio Turnover Rate	3.00	—	5.91	8.09	—
Net Assets, end of period ($ x 1,000)	1,547	3,410	8,519	23,622	36,326

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

TheFund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	14.65	13.63	19.48	17.53	15.64
Investment Operations:
Investment income—net[a]	.12	.17	.11	.07	.07
Net realized and unrealized
gain (loss) on investments	2.01	.99	(5.87)	1.98	1.92
Total from Investment Operations	2.13	1.16	(5.76)	2.05	1.99
Distributions:
Dividends from investment income—net	(.18)	(.14)	(.09)	(.10)	(.10)
Net asset value, end of period	16.60	14.65	13.63	19.48	17.53
Total Return (%)[b]	14.63	8.68	(29.71)	11.73	12.80
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.00	2.00	2.00	2.00	2.04
Ratio of net investment income
to average net assets	.80	1.29	.61	.39	.44
Portfolio Turnover Rate	3.00	—	5.91	8.09	—
Net Assets, end of period ($ x 1,000)	18,714	19,323	20,247	34,961	35,603

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended October 31,
Class I Shares	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value, beginning of period	15.44	14.41	20.58	18.52	16.38
Investment Operations:
Investment income—net[b]	.28	.30	.28	.20	.24
Net realized and unrealized
gain (loss) on investments	2.13	1.05	(6.16)	2.14	2.03
Total from Investment Operations	2.41	1.35	(5.88)	2.34	2.27
Distributions:
Dividends from investment income—net	(.32)	(.32)	(.29)	(.28)	(.13)
Net asset value, end of period	17.53	15.44	14.41	20.58	18.52
Total Return (%)	15.81	9.74	(29.99)	12.76	13.94
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.12	1.11	1.12	1.10
Ratio of net expenses
to average net assets	1.00	1.00	1.00	1.01	1.04
Ratio of net investment income
to average net assets	1.72	2.10	1.57	1.01	1.41
Portfolio Turnover Rate	3.00	—	5.91	8.09	—
Net Assets, end of period ($ x 1,000)	1,785	223	10	12	1

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
See notes to financial statements.

TheFund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distri-

20

bution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assis-

TheFund 21

NOTES TO FINANCIAL STATEMENTS (continued)

tance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities
Equity Securities—
Domestic†	89,037,731	—	—	89,037,731
Equity Securities—
Foreign†	8,415,097	—	—	8,415,097
Mutual Funds	1,039,000	—	—	1,039,000

† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

TheFund 23

NOTES TO FINANCIAL STATEMENTS (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2010, The Bank of New York Mellon earned $2,212 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2009 ($)	Purchases ($)	Sales ($) 10/31/2010 ($)		Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	541,000	11,208,000	10,710,000	1,039,000	1.0
Dreyfus
Institutional
Cash
Advantage
Plus Fund	577,980	8,042,897	8,620,877	—	—
Total	1,118,980	19,250,897	19,330,877	1,039,000	1.0

24

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $950,660, accumulated capital losses $17,663,097 and unrealized appreciation $26,025,697.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, $7,169,147 of the carryover expires in fiscal 2011, $7,859,919 expires in fiscal 2012, $1,014,645 expires in fiscal 2017 and $1,619,386 expires in fiscal 2018.

TheFund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were as follows: ordinary income $1,399,771 and $1,400,332, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on October 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, Dreyfus Investment Funds, The Dreyfus/Laurel Funds

26

Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

TheFund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Dreyfus has agreed to waive a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average daily net assets until March 1, 2011.The reduction in management fee, pursuant to the undertaking, amounted to $89,654 during the period ended October 31, 2010.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus has agreed to pay Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended October 31, 2010, the Distributor retained $2,790 from commissions earned on sales of the fund’s Class A shares and $9,960 and $2,616 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 2010, Class A, Class B and Class C shares were charged $169,230, $15,195 and $142,907, respectively, pursuant to their respective Plans. During the period ended October 31, 2010, Class B and Class C shares were charged $5,065 and $47,636, respectively, pursuant to the Service Plan.

28

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $90,329, Rule 12b-1 distribution plan fees $28,723 and service plan fees $4,251, which are offset against an expense reimbursement currently in effect in the amount of $8,212.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2010, amounted to $5,034,431 and $2,627,672, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended October 31, 2010.

At October 31, 2010, the cost of investments for federal income tax purposes was $72,466,131; accordingly, accumulated net unrealized appreciation on investments was $26,025,697, consisting of $31,300,327 gross unrealized appreciation and $5,274,630 gross unrealized depreciation.

TheFund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Managed Growth Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax Managed Growth Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $1,399,771 as ordinary income dividends paid during the year ended October 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund designates the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2010 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

TheFund 31

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

34

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

TheFund 35

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

36

Dreyfus BASIC S&P 500 Stock Index Fund

ANNUAL REPORT October 31, 2010

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
24	Statement of Financial Futures
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Changes in Net Assets
28	Financial Highlights
29	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
40	Important Tax Information
41	Board Members Information
43	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
S&P 500 Stock Index Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the 12-month period from November 1, 2009, through October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our view, persistent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries led to bouts of heightened volatility for U.S. stocks during most of 2010.The spending power of the U.S. consumer, long an important catalyst for economic growth, has been diminished by concerns over job security and an inability to generate cash from home equity.The second major driver of sustainable growth, corporate investment, has been stunted to a similar extent by tight credit conditions. However, the recent announcement of additional quantitative easing (QE2) measures by the Federal Reserve Board, as well as improved fundamentals across many developing nations, have helped support moderate global economic growth.

Uncertainty will probably remain in the broader financial markets until we see more evidence of robust economic growth, but we remain optimistic regarding the prospects for equities. Many stocks of quality companies with healthy balance sheets, higher credit ratings and strong cash flows appear to be currently priced at a discount.With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global markets, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through October 31, 2010, as provided by Thomas J. Durante, CFA, Karen Q. Wong and Richard A. Brown, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of 16.39%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, produced a 16.54% return for the same period.2,3

Large-cap stocks ended a volatile reporting period with double-digit gains, on average, as investor sentiment was buoyed by a sustained U.S. economic recovery despite a number of economic headwinds. The difference in returns between the fund and the S&P 500 Index was primarily the result of the fund’s transaction costs and operating expenses.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weighting. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its float-adjusted market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.

Equity Markets Rebounded in Economic Recovery

When the reporting period began, the U.S. economy had returned to growth, aided in large part by fiscal and monetary stimulus programs from the federal government and Federal Reserve Board (the “Fed”), respectively. Early in the reporting period, improving manufacturing activity and an apparent bottoming of housing prices helped bolster confidence among businesses, consumers and investors. Consumer and corporate spending improved, and commodity prices climbed.

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

By May, however, investors were faced with two new global developments. First, Greece found itself unable to refinance a heavy debt load, leading to a sovereign debt crisis that investors feared might spread throughout the European Union. Second, a catastrophic oil spill in the Gulf of Mexico threatened economic activity along the U.S. Gulf Coast as well as the prospects of energy companies engaged in deep-sea drilling. These concerns weighed heavily on investor sentiment and stock prices. However, fears regarding the possibility of a return to recession proved to be unwarranted when, by the end of the summer, a number of economic indicators pointed to continued, albeit subpar, U.S. economic growth.

Throughout the reporting period, the Fed made it clear that it would continue to employ all available tools to stimulate the economy. Indeed, as it has since December 2008, the Fed maintained the overnight federal funds rate in a historically low range between 0% and 0.25%.The Fed also announced plans to embark on a second round of quantitative easing, in which it will purchase $600 billion of U.S. Treasuries to further stimulate the U.S. economy. Anticipation of the Fed’s quantitative easing program helped spark a market rally that persisted through the reporting period’s end.

All Market Sectors in S&P 500 Index Produced Positive Results

All 10 of the economic sectors that comprise the S&P 500 Index produced positive absolute returns during the reporting period, a testament to the breadth of the market rebound. Stronger consumer and business spending helped the information technology sector rank among the S&P 500 Index’s top performing sectors. In addition, many technology firms expanded their overseas presence during the reporting period, made possible, in part, by their ability to borrow money at low interest rates. Cost-cutting measures, such as staff reductions, factory closures and moving operations to lower-cost sites, also helped boost the technology sector’s earnings. Hardware companies with new product lines and significant exposure to overseas markets fared especially well, as did software companies that offer businesses tools for managing data, supporting internal operations and facilitating collaboration and application development.

4

A number of consumer discretionary stocks posted above-average results, most notably media stocks that provide steady dividends to investors. Advertising stocks fared well due to increased revenues from the November elections, and a number of casual dining chains and discounted Internet retailers gained value as consumer spending improved. In the industrials sector, an aerospace and defense company performed well amid continued geopolitical uncertainty, and railroad stocks benefited from rising shipping volumes in the recovering economy.

On the other hand, the financials sector produced more mixed results. While banks and diversified financial services companies generally disappointed, those losses were offset by gains from real estate investment trusts.

Index Funds Offer Diversification

As an index fund, we attempt to replicate the returns of the S&P 500 Index by closely approximating its composition. In our view, one of the greatest benefits of an index fund is that it offers a broadly diversified investment vehicle that can help investors manage risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

November 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends daily and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.
3	“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500” and “S&P 500®” are
trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund.
The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &
Poor’s makes no representation regarding the advisability of investing in the fund.

TheFund 5

Average Annual Total Returns as of 10/31/10
	1 Year	5 Years	10 Years
Fund	16.39%	1.61%	–0.19%
Standard & Poor’s 500
Composite Stock Price Index	16.54%	1.74%	–0.01%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus BASIC S&P 500 Stock Index Fund on 10/31/00 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010

Expenses paid per $1,000†	$ 1.01
Ending value (after expenses)	$1,006.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010

Expenses paid per $1,000†	$ 1.02
Ending value (after expenses)	$1,024.20

† Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TheFund 7

STATEMENT OF INVESTMENTS
October 31, 2010

Common Stocks—98.3%	Shares	Value ($)
Consumer Discretionary—10.4%
Abercrombie & Fitch, Cl. A	8,030	344,166
Amazon.com	29,918 [a]	4,940,658
Apollo Group, Cl. A	10,542 [a]	395,114
AutoNation	5,644 [a,b]	131,054
AutoZone	2,518 [a,b]	598,352
Bed Bath & Beyond	21,733 [a]	954,079
Best Buy	29,790	1,280,374
Big Lots	6,639 [a,b]	208,265
Carmax	18,786 [a]	582,178
Carnival	36,816	1,589,347
CBS, Cl. B	57,786	978,317
Coach	25,188	1,259,400
Comcast, Cl. A	237,379	4,885,260
D.R. Horton	25,231	263,412
Darden Restaurants	11,784	538,647
DeVry	5,645	270,170
DIRECTV, Cl. A	73,409 [a]	3,190,355
Discovery Communications, Cl. A	24,114 [a]	1,075,726
Eastman Kodak	26,383 [a,b]	124,264
Expedia	17,579	508,912
Family Dollar Stores	11,551	533,310
Ford Motor	290,914 [a]	4,110,615
Fortune Brands	13,292	718,433
GameStop, Cl. A	12,754 [a,b]	250,744
Gannett	21,306 [b]	252,476
Gap	37,212	707,400
Genuine Parts	13,696	655,491
Goodyear Tire & Rubber	22,326 [a]	228,172
H & R Block	27,633	325,793
Harley-Davidson	20,709	635,352
Harman International Industries	5,544 [a]	186,001
Hasbro	11,474	530,673
Home Depot	141,344	4,364,703
International Game Technology	24,950	388,971
Interpublic Group of Cos.	43,139 [a]	446,489
J.C. Penney	20,336	634,076

8

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Johnson Controls	56,134	1,971,426
Kohl’s	25,589 [a]	1,310,157
Leggett & Platt	12,425	253,222
Lennar, Cl. A	12,825 [b]	186,091
Limited Brands	22,419	658,894
Lowe’s	119,837	2,556,123
Macy’s	36,543	863,877
Marriott International, Cl. A	24,151 [b]	894,795
Mattel	29,862	696,680
McDonald’s	90,110	7,007,855
McGraw-Hill	26,179	985,639
Meredith	3,363	114,174
New York Times, Cl. A	10,949 [a,b]	83,979
Newell Rubbermaid	23,272	410,751
News, Cl. A	192,851	2,788,625
NIKE, Cl. B	32,562	2,651,849
Nordstrom	14,245	548,575
O’Reilly Automotive	11,647 [a]	681,350
Office Depot	24,809 [a]	111,392
Omnicom Group	25,389	1,116,100
Polo Ralph Lauren	5,303	513,755
Priceline.com	4,027 [a]	1,517,414
Pulte Group	27,633 [a]	216,919
RadioShack	10,431	209,976
Ross Stores	9,953	587,127
Scripps Networks Interactive, Cl. A	7,398	376,484
Sears Holdings	3,941 [a,b]	283,673
Stanley Black & Decker	13,598	842,668
Staples	62,062	1,270,409
Starbucks	63,448	1,806,999
Starwood Hotels & Resorts Worldwide	16,419 [c]	888,925
Target	61,084	3,172,703
Tiffany & Co.	10,983	582,099
Time Warner	95,680	3,110,557
Time Warner Cable	30,052	1,739,109
TJX	33,927	1,556,910

TheFund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Urban Outfitters	11,422 [a]	351,455
VF	7,602	632,790
Viacom, Cl. B	50,727	1,957,555
Walt Disney	161,946	5,847,870
Washington Post, Cl. B	556 [b]	223,595
Whirlpool	6,564	497,748
Wyndham Worldwide	15,068	433,205
Wynn Resorts	6,350	680,530
Yum! Brands	39,813	1,973,132
		96,251,910
Consumer Staples—10.9%
Altria Group	176,358	4,483,020
Archer-Daniels-Midland	53,707	1,789,517
Avon Products	36,387	1,107,984
Brown-Forman, Cl. B	8,792	534,642
Campbell Soup	16,139	585,039
Clorox	11,928	793,808
Coca-Cola	195,470	11,986,220
Coca-Cola Enterprises	27,919	670,335
Colgate-Palmolive	41,177	3,175,570
ConAgra Foods	36,684	825,023
Constellation Brands, Cl. A	15,919 [a]	314,082
Costco Wholesale	37,180	2,333,789
CVS Caremark	114,316	3,443,198
Dean Foods	15,966 [a]	166,046
Dr. Pepper Snapple Group	20,232	739,480
Estee Lauder, Cl. A	9,672	688,356
General Mills	54,390	2,041,801
H.J. Heinz	26,915	1,321,796
Hershey	13,084	647,527
Hormel Foods	5,618	257,979
J.M. Smucker	10,302	662,213
Kellogg	21,979	1,104,665
Kimberly-Clark	34,658	2,195,238
Kraft Foods, Cl. A	147,600	4,763,052
Kroger	53,611	1,179,442

10

Common Stocks (continued)	Shares		Value ($)
Consumer Staples (continued)
Lorillard	12,659		1,080,319
McCormick & Co.	10,672	[b]	471,916
Mead Johnson Nutrition	17,590		1,034,644
Molson Coors Brewing, Cl. B	12,854		607,094
PepsiCo	134,697		8,795,714
Philip Morris International	155,175		9,077,738
Procter & Gamble	240,325		15,277,460
Reynolds American	14,324		929,628
Safeway	32,896		753,318
Sara Lee	56,254		806,120
SUPERVALU	19,455		209,919
SYSCO	49,271		1,451,524
Tyson Foods, Cl. A	25,656		398,951
Wal-Mart Stores	169,382		9,175,423
Walgreen	82,397		2,791,610
Whole Foods Market	12,396 [a]		492,741
			101,163,941
Energy—10.9%
Anadarko Petroleum	41,424		2,550,475
Apache	30,809		3,112,325
Baker Hughes	36,557		1,693,686
Cabot Oil & Gas	9,477		274,643
Cameron International	20,511	[a]	897,356
Chesapeake Energy	55,321		1,200,466
Chevron	170,178		14,058,405
ConocoPhillips	125,438		7,451,017
Consol Energy	19,569		719,356
Denbury Resources	32,376	[a]	551,040
Devon Energy	36,839		2,395,272
Diamond Offshore Drilling	6,149	[b]	406,818
El Paso	59,568		789,872
EOG Resources	21,588		2,066,403
EQT	12,571		470,658
Exxon Mobil	431,065		28,652,891
FMC Technologies	10,492 [a]		756,473
Halliburton	77,218		2,460,165

TheFund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Helmerich & Payne	9,410	402,560
Hess	24,855	1,566,611
Marathon Oil	60,485	2,151,451
Massey Energy	9,118	383,594
Murphy Oil	16,291	1,061,522
Nabors Industries	23,964 [a]	500,847
National Oilwell Varco	34,905	1,876,493
Noble Energy	14,823	1,207,778
Occidental Petroleum	68,743	5,405,262
Peabody Energy	22,821	1,207,231
Pioneer Natural Resources	10,028	699,954
QEP Resources	15,165	500,900
Range Resources	13,435	502,335
Rowan	10,323 [a]	339,627
Schlumberger	115,644	8,082,359
Southwestern Energy	29,840 [a]	1,010,084
Spectra Energy	53,801	1,278,850
Sunoco	10,701	400,966
Tesoro	12,609	163,413
Valero Energy	46,567	835,878
Williams	49,581	1,066,983
		101,152,019
Financial—15.1%
ACE	28,700	1,705,354
Aflac	39,829	2,226,043
Allstate	44,765	1,364,885
American Express	88,742	3,679,243
American International Group	11,382 [a,b]	478,158
Ameriprise Financial	21,258	1,098,826
AON	27,780	1,104,255
Apartment Investment & Management, Cl. A	9,659 [c]	225,151
Assurant	9,481	374,879
AvalonBay Communities	7,025 [c]	746,828
Bank of America	849,297	9,715,958
Bank of New York Mellon	101,719	2,549,078
BB&T	57,630	1,349,118

12

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Berkshire Hathaway, Cl. B	146,204 [a]	11,631,990
Boston Properties	11,504 [c]	991,530
Capital One Financial	38,881	1,449,095
CB Richard Ellis Group, Cl. A	24,374 [a,b]	447,263
Charles Schwab	83,753	1,289,796
Chubb	26,641	1,545,711
Cincinnati Financial	13,645 [b]	401,709
Citigroup	2,157,134 [a]	8,995,249
CME Group	5,594	1,620,302
Comerica	15,426	551,942
Discover Financial Services	44,637	787,843
E*TRADE Financial	17,510 [a]	250,393
Equity Residential	24,040 [c]	1,169,065
Federated Investors, Cl. B	8,149 [b]	202,992
Fifth Third Bancorp	68,358	858,576
First Horizon National	20,396 [a,b]	205,796
Franklin Resources	12,562	1,440,861
Genworth Financial, Cl. A	41,217 [a]	467,401
Goldman Sachs Group	43,638	7,023,536
Hartford Financial Services Group	38,179	915,532
HCP	26,183 [b,c]	942,850
Health Care REIT	10,039 [b,c]	512,993
Host Hotels & Resorts	55,927 [b,c]	888,680
Hudson City Bancorp	44,442	517,749
Huntington Bancshares	64,047	363,146
IntercontinentalExchange	6,050 [a]	694,964
Invesco	39,605	910,915
Janus Capital Group	15,962	168,559
JPMorgan Chase & Co.	335,845	12,637,847
KeyCorp	76,620	627,518
Kimco Realty	34,160 [c]	588,577
Legg Mason	12,330	382,600
Leucadia National	16,227 [a]	412,490
Lincoln National	26,750	654,840
Loews	26,932	1,063,275
M & T Bank	7,065 [b]	528,109

TheFund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Marsh & McLennan	45,969	1,148,306
Marshall & Ilsley	46,802	276,600
MetLife	76,700	3,093,311
Moody’s	16,993 [b]	459,831
Morgan Stanley	117,401	2,919,763
Nasdaq OMX Group	12,510 [a]	262,960
Northern Trust	20,820	1,033,297
NYSE Euronext	22,568	691,484
People’s United Financial	31,814	391,630
Plum Creek Timber	13,678 [b,c]	503,898
PNC Financial Services Group	44,091	2,376,505
Principal Financial Group	27,069	726,532
Progressive	55,639	1,177,321
ProLogis	40,028 [b,c]	546,382
Prudential Financial	39,741	2,089,582
Public Storage	11,782 [c]	1,169,010
Regions Financial	106,062	668,191
Simon Property Group	24,962 [c]	2,396,851
SLM	39,293 [a]	467,587
State Street	41,862	1,748,157
SunTrust Banks	41,411	1,036,103
T. Rowe Price Group	22,044	1,218,372
Torchmark	6,846 [b]	392,139
Travelers	39,308	2,169,802
U.S. Bancorp	161,138	3,896,317
Unum Group	27,170	609,151
Ventas	13,268 [c]	710,634
Vornado Realty Trust	13,705 [c]	1,197,680
Wells Fargo & Co.	445,758	11,625,369
Weyerhaeuser	45,782 [c]	742,584
XL Group	27,860	589,239
Zions Bancorporation	14,603	301,698
		139,395,756
Health Care—11.3%
Abbott Laboratories	130,681	6,706,549
Aetna	35,216	1,051,549

14

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Allergan	26,186	1,896,128
AmerisourceBergen	24,007	787,910
Amgen	81,114 [a]	4,638,909
Baxter International	49,485	2,518,787
Becton Dickinson & Co.	19,851	1,499,148
Biogen Idec	20,558 [a]	1,289,192
Boston Scientific	128,782 [a]	821,629
Bristol-Myers Squibb	144,593	3,889,552
C.R. Bard	7,931	659,225
Cardinal Health	29,743	1,031,785
CareFusion	15,597 [a]	376,512
Celgene	39,294 [a]	2,438,979
Cephalon	6,246 [a]	414,984
Cerner	5,980 [a,b]	525,223
CIGNA	23,502	827,035
Coventry Health Care	12,207 [a]	285,888
DaVita	8,757 [a]	628,315
Dentsply International	12,459	391,088
Eli Lilly & Co.	85,185	2,998,512
Express Scripts	45,927 [a]	2,228,378
Forest Laboratories	23,420 [a]	774,031
Genzyme	21,585 [a]	1,556,926
Gilead Sciences	70,275 [a]	2,787,809
Hospira	14,113 [a]	839,441
Humana	14,384 [a]	838,443
Intuitive Surgical	3,375 [a]	887,456
Johnson & Johnson	232,816	14,823,395
King Pharmaceuticals	22,693 [a]	320,879
Laboratory Corp. of America Holdings	9,004 [a,b]	732,205
Life Technologies	15,847 [a]	795,202
McKesson	22,144	1,461,061
Medco Health Solutions	36,211 [a]	1,902,164
Medtronic	91,431	3,219,286
Merck & Co.	260,564	9,453,262
Mylan	25,859 [a,b]	525,455
Patterson	8,332	230,380

TheFund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
PerkinElmer	10,875	255,019
Pfizer	680,662	11,843,519
Quest Diagnostics	12,792	628,599
St. Jude Medical	28,140 [a]	1,077,762
Stryker	28,668	1,418,779
Tenet Healthcare	39,514 [a]	172,281
Thermo Fisher Scientific	34,237 [a]	1,760,467
UnitedHealth Group	95,478	3,441,982
Varian Medical Systems	10,410 [a,b]	658,120
Waters	8,016 [a]	594,226
Watson Pharmaceuticals	9,560 [a]	445,974
WellPoint	33,407 [a]	1,815,336
Zimmer Holdings	17,454 [a]	828,018
		103,992,754
Industrial—10.5%
3M	60,355	5,083,098
Avery Dennison	9,336	339,364
Boeing	61,961	4,376,925
C.H. Robinson Worldwide	13,709 [b]	966,210
Caterpillar	53,344	4,192,838
Cintas	10,339	284,012
CSX	32,150	1,975,618
Cummins	17,065	1,503,427
Danaher	45,235	1,961,390
Deere & Co.	35,609	2,734,771
Dover	15,808	839,405
Dun & Bradstreet	4,251	316,317
Eaton	13,901	1,234,826
Emerson Electric	63,250	3,472,425
Equifax	11,141	369,101
Expeditors International
of Washington	18,023	889,615
Fastenal	12,410 [b]	638,867
FedEx	26,710	2,343,001
Flowserve	4,710	471,000
Fluor	15,470	745,499

16

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
General Dynamics	32,208	2,194,009
General Electric	904,897	14,496,450
Goodrich	10,598	869,778
Honeywell International	65,318	3,077,131
Illinois Tool Works	42,164	1,926,895
Iron Mountain	16,964	369,646
ITT	15,903	750,463
Jacobs Engineering Group	9,989 [a]	385,675
L-3 Communications Holdings	9,818	708,761
Lockheed Martin	25,178	1,794,940
Masco	30,457	324,672
Norfolk Southern	30,922	1,901,394
Northrop Grumman	24,915	1,574,877
Paccar	30,376	1,557,074
Pall	10,286	438,904
Parker Hannifin	13,687	1,047,740
Pitney Bowes	17,417 [b]	382,129
Precision Castparts	12,104	1,653,164
Quanta Services	17,846 [a,b]	350,852
R.R. Donnelley & Sons	18,672	344,498
Raytheon	31,679	1,459,768
Republic Services	25,947	773,480
Robert Half International	12,510 [b]	339,146
Rockwell Automation	12,327	768,835
Rockwell Collins	13,648	825,840
Roper Industries	8,258	573,353
Ryder System	4,362	190,838
Snap-On	5,307	270,657
Southwest Airlines	63,146	868,889
Stericycle	7,276 [a]	521,980
Textron	22,844 [b]	475,612
Tyco International	41,500	1,588,620
Union Pacific	42,126	3,693,608
United Parcel Service, Cl. B	83,846	5,646,190
United Technologies	78,572	5,874,828

TheFund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
W.W. Grainger	5,049	626,227
Waste Management	40,425 [b]	1,443,981
		96,828,613
Information Technology—19.0%
Adobe Systems	43,838 [a]	1,234,039
Advanced Micro Devices	47,351 [a]	347,083
Agilent Technologies	28,688 [a]	998,342
Akamai Technologies	15,332 [a]	792,204
Altera	26,119	815,174
Amphenol, Cl. A	14,667	735,257
Analog Devices	25,285	851,346
Apple	77,871 [a]	23,429,048
Applied Materials	111,567	1,378,968
Autodesk	19,252 [a]	696,537
Automatic Data Processing	41,665	1,850,759
BMC Software	15,668 [a]	712,267
Broadcom, Cl. A	37,242	1,517,239
CA	33,780	784,034
Cisco Systems	483,406 [a]	11,036,159
Citrix Systems	15,804 [a]	1,012,562
Cognizant Technology Solutions, Cl. A	25,476 [a]	1,660,780
Computer Sciences	13,029	639,072
Compuware	19,845 [a]	198,648
Corning	133,138	2,433,763
Dell	143,268 [a]	2,060,194
eBay	97,628 [a]	2,910,291
Electronic Arts	26,415 [a]	418,678
EMC	172,730 [a]	3,629,057
Fidelity National Information Services	22,246	602,867
First Solar	4,539 [a,b]	624,930
Fiserv	12,712 [a]	693,058
FLIR Systems	12,842 [a]	357,521
Google, Cl. A	21,028 [a]	12,889,954
Harris	10,888	492,029
Hewlett-Packard	192,028	8,076,698
Intel	471,263	9,458,248

18

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
International Business Machines	106,791	15,335,188
Intuit	23,964 [a]	1,150,272
Jabil Circuit	17,391	266,778
JDS Uniphase	19,912 [a]	209,275
Juniper Networks	43,745 [a]	1,416,901
KLA-Tencor	14,520	518,654
Lexmark International, Cl. A	7,177 [a]	272,941
Linear Technology	19,338 [b]	623,264
LSI	58,832 [a]	308,280
MasterCard, Cl. A	8,073	1,938,004
McAfee	13,082 [a]	618,779
MEMC Electronic Materials	20,964 [a,b]	268,758
Microchip Technology	15,872 [b]	510,761
Micron Technology	72,266 [a]	597,640
Microsoft	643,737	17,149,154
Molex	11,845 [b]	240,454
Monster Worldwide	11,414 [a,b]	206,137
Motorola	197,395 [a]	1,608,769
National Semiconductor	20,689	283,439
NetApp	29,700 [a]	1,581,525
Novell	32,122 [a]	190,483
Novellus Systems	7,978 [a]	233,037
NVIDIA	48,106 [a]	578,715
Oracle	327,665	9,633,351
Paychex	27,291	755,961
QLogic	10,204 [a]	179,284
QUALCOMM	135,914	6,133,799
Red Hat	16,241 [a]	686,345
SAIC	24,424 [a]	379,549
Salesforce.com	9,725 [a]	1,128,781
SanDisk	19,982 [a]	750,924
Symantec	66,106 [a]	1,069,595
Tellabs	31,829	217,074
Teradata	14,354 [a]	564,973
Teradyne	15,545 [a]	174,726
Texas Instruments	101,195	2,992,336

TheFund 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Total System Services	14,079	219,773
VeriSign	15,323 [a]	532,474
Visa, Cl. A	41,900	3,275,323
Western Digital	19,359 [a]	619,875
Western Union	55,540	977,504
Xerox	117,165	1,370,831
Xilinx	21,031 [b]	563,841
Yahoo!	113,443 [a]	1,872,944
		175,543,277
Materials—3.6%
Air Products & Chemicals	17,680	1,502,269
Airgas	6,311	447,639
AK Steel Holding	10,364	130,483
Alcoa	87,833	1,153,247
Allegheny Technologies	8,632 [b]	454,820
Ball	7,755	499,112
Bemis	9,391	298,258
CF Industries Holdings	6,176	756,745
Cliffs Natural Resources	11,418	744,454
Dow Chemical	98,122	3,025,101
E.I. du Pont de Nemours & Co.	76,711	3,626,896
Eastman Chemical	6,054	475,663
Ecolab	19,292	951,481
FMC	6,299	460,457
Freeport-McMoRan Copper & Gold	39,618	3,751,032
International Flavors & Fragrances	6,709	336,523
International Paper	35,977	909,499
MeadWestvaco	15,087	388,189
Monsanto	45,751	2,718,524
Newmont Mining	41,658	2,535,722
Nucor	27,141	1,037,329
Owens-Illinois	14,049 [a]	393,793
Pactiv	11,101 [a]	368,331
PPG Industries	13,984	1,072,573
Praxair	26,094	2,383,426
Sealed Air	13,269	307,177

20

Common Stocks (continued)	Shares	Value ($)
Materials (continued)
Sherwin-Williams	7,769	566,904
Sigma-Aldrich	10,212	647,645
Titanium Metals	6,773 [a,b]	133,157
United States Steel	12,028 [b]	514,678
Vulcan Materials	11,043 [b]	403,180
		32,994,307
Telecommunication Services—3.1%
American Tower, Cl. A	33,668 [a]	1,737,605
AT&T	500,166	14,254,731
CenturyLink	25,478 [b]	1,054,280
Frontier Communications	84,639	743,130
Metropcs Communications	23,183 [a]	241,335
Qwest Communications International	146,205	964,953
Sprint Nextel	256,842 [a]	1,058,189
Verizon Communications	239,253	7,768,545
Windstream	39,106	495,082
		28,317,850
Utilities—3.5%
AES	56,388 [a]	673,272
Allegheny Energy	14,155	328,396
Ameren	20,858	604,465
American Electric Power	40,764	1,526,204
CenterPoint Energy	35,257	583,856
CMS Energy	18,233	335,123
Consolidated Edison	24,287 [b]	1,207,550
Constellation Energy Group	17,421	526,811
Dominion Resources	49,884	2,167,959
DTE Energy	14,260	666,798
Duke Energy	111,545	2,031,234
Edison International	27,639	1,019,879
Entergy	15,734	1,172,655
Exelon	56,353	2,300,329
FirstEnergy	26,229 [b]	952,637
Integrys Energy Group	6,418	341,373
NextEra Energy	35,177	1,936,142
Nicor	4,130	196,712

TheFund 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Utilities (continued)
NiSource	23,239	402,267
Northeast Utilities	14,766	461,880
NRG Energy	21,392 [a]	425,915
ONEOK	9,302	463,426
Pepco Holdings	19,851	382,330
PG & E	33,032	1,579,590
Pinnacle West Capital	9,194	378,425
PPL	39,959	1,074,897
Progress Energy	24,720	1,112,400
Public Service Enterprise Group	42,102	1,362,000
SCANA	10,093	412,198
Sempra Energy	21,024	1,124,364
Southern	70,265	2,660,936
TECO Energy	17,800 [b]	313,102
Wisconsin Energy	10,069	599,508
Xcel Energy	39,098	932,878
		32,257,511
Total Common Stocks
(cost $790,031,445)		907,897,938
	Principal
Short-Term Investments—.2%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.13%, 12/23/10
(cost $1,294,752)	1,295,000 [d]	1,294,738

Other Investment—1.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $13,028,000)	13,028,000 [e]	13,028,000

22

Investment of Cash Collateral
for Securities Loaned—1.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $16,799,978)	16,799,978 [e]	16,799,978
Total Investments (cost $821,154,175)	101.7%	939,020,654
Liabilities, Less Cash and Receivables	(1.7%)	(15,525,062)
Net Assets	100.0%	923,495,592

a Non-income producing security.
b Security, or portion thereof, on loan.At October 31, 2010, the market value of the fund’s securities on loan was
$17,172,616 and the market value of the collateral held by the fund was $17,495,449, consisting of cash collateral of $16,799,978 and U.S. Government and Agency securities valued at $695,471.
c Investment in real estate investment trust.
d Held by a broker as collateral for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	19.0	Materials	3.6
Financial	15.1	Utilities	3.5
Health Care	11.3	Short-Term/
Consumer Staples	10.9	Money Market Investments	3.4
Energy	10.9	Telecommunication Services	3.1
Industrial	10.5
Consumer Discretionary	10.4		101.7

† Based on net assets.
See notes to financial statements.

TheFund 23

STATEMENT OF FINANCIAL FUTURES
October 31, 2010

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 10/31/2010 ($)
Financial Futures Long
Standard & Poor’s 500 E-mini	259	15,277,115	December 2010	699,874

See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,172,616)—Note 1(b):
Unaffiliated issuers	791,326,197	909,192,676
Affiliated issuers	29,827,978	29,827,978
Cash		344,661
Dividends and interest receivable		1,039,629
Receivable for shares of Capital Stock subscribed		360,705
Receivable for futures variation margin—Note 4		4,537
		940,770,186
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		155,501
Liability for securities on loan—Note 1(b)		16,799,978
Payable for shares of Capital Stock redeemed		319,115
		17,274,594
Net Assets ($)		923,495,592
Composition of Net Assets ($):
Paid-in capital		845,783,687
Accumulated undistributed investment income—net		5,621,151
Accumulated net realized gain (loss) on investments		(46,475,599)
Accumulated net unrealized appreciation (depreciation)
on investments (including $699,874 net unrealized
appreciation on financial futures)		118,566,353
Net Assets ($)		923,495,592
Shares Outstanding
(150 million shares of $.001 par value Capital Stock authorized)		38,024,713
Net Asset Value, offering and redemption price per share ($)		24.29

See notes to financial statements.

TheFund 25

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $3,050 foreign taxes withheld at source):
Unaffiliated issuers	18,496,059
Affiliated issuers	19,551
Income from securities lending—Note 1(b)	64,384
Interest	2,153
Total Income	18,582,147
Expenses:
Management fee—Note 3(a)	1,804,715
Directors’ fees—Note 3(a)	63,957
Loan commitment fees—Note 2	6,197
Interest expense—Note 2	729
Total Expenses	1,875,598
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(63,957)
Net Expenses	1,811,641
Investment Income—Net	16,770,506
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(12,812,393)
Net realized gain (loss) on financial futures	2,025,309
Net Realized Gain (Loss)	(10,787,084)
Net unrealized appreciation (depreciation) on investments	127,146,287
Net unrealized appreciation (depreciation) on financial futures	854,932
Net Unrealized Appreciation (Depreciation)	128,001,219
Net Realized and Unrealized Gain (Loss) on Investments	117,214,135
Net Increase in Net Assets Resulting from Operations	133,984,641

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009
Operations ($):
Investment income—net	16,770,506	18,354,067
Net realized gain (loss) on investments	(10,787,084)	(34,101,191)
Net unrealized appreciation
(depreciation) on investments	128,001,219	79,873,064
Net Increase (Decrease) in Net Assets
Resulting from Operations	133,984,641	64,125,940
Dividends to Shareholders from ($):
Investment income—net	(16,695,148)	(19,278,995)
Net realized gain on investments	—	(13,785,771)
Total Dividends	(16,695,148)	(33,064,766)
Capital Stock Transactions ($):
Net proceeds from shares sold	194,007,574	214,665,866
Dividends reinvested	13,410,822	28,310,010
Cost of shares redeemed	(256,524,610)	(285,539,917)[a]
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(49,106,214)	(42,564,041)
Total Increase (Decrease) in Net Assets	68,183,279	(11,502,867)
Net Assets ($):
Beginning of Period	855,312,313	866,815,180
End of Period	923,495,592	855,312,313
Undistributed investment income—net	5,621,151	5,588,327
Capital Share Transactions (Shares):
Shares sold	8,503,079	11,558,659
Shares issued for dividends reinvested	591,305	1,532,443
Shares redeemed	(11,304,258)	(15,801,076)
Net Increase (Decrease) in Shares Outstanding	(2,209,874)	(2,709,974)

a Includes redemption-in-kind amounting to $28,394,584.
See notes to financial statements.

TheFund 27

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	21.26	20.18	32.30	28.73	25.18
Investment Operations:
Investment income—net[a]	.43	.44	.56	.55	.47
Net realized and unrealized
gain (loss) on investments	3.02	1.42	(12.08)	3.54	3.54
Total from Investment Operations	3.45	1.86	(11.52)	4.09	4.01
Distributions:
Dividends from investment income—net	(.42)	(.46)	(.60)	(.52)	(.46)
Dividends from net realized
gain on investments	—	(.32)	—	—	—
Total Distributions	(.42)	(.78)	(.60)	(.52)	(.46)
Net asset value, end of period	24.29	21.26	20.18	32.30	28.73
Total Return (%)	16.39	9.84	(36.23)	14.41	16.13
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.21	.21	.21	.21	.20
Ratio of net expenses
to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.85	2.38	2.07	1.82	1.77
Portfolio Turnover Rate	7.64	4.99	4.84	8.00	5.12
Net Assets, end of period
($ x 1,000)	923,496	855,312	866,815	1,664,428	1,455,487

a Based on average shares outstanding at each month end.
See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund. The fund’s investment objective is to match the total return of the Standard & Poor’s 500 Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for

TheFund 29

NOTES TO FINANCIAL STATEMENTS (continued)

valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

30

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	907,897,938	—	—	907,897,938
Mutual Funds	29,827,978	—	—	29,827,978
U.S. Treasury	—	1,294,738	—	1,294,738
Other Financial
Instruments:
Futures††	699,874	—	—	699,874
†	See Statement of Investments for industry classification.
††	Amount shown represents unrealized appreciation at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements

TheFund 31

NOTES TO FINANCIAL STATEMENTS (continued)

as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of

32

rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2010, The Bank of New York Mellon earned $14,022 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2009 ($)	Purchases ($)	Sales ($)	10/31/2010 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund 19,410,000		154,601,000	160,983,000	13,028,000	1.4
Dreyfus
Institutional
Cash
Advantage
Fund	46,833,971	145,488,798	175,522,791	16,799,978	1.8
Total	66,243,971	300,089,798 336,505,791		29,827,978	3.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

TheFund 33

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,464,499, accumulated capital losses $24,029,062 and unrealized appreciation $96,276,468.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, $17,732,628 of the carryover expires in fiscal 2017 and $6,296,434 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were as follows: ordinary income $16,695,148 and $19,284,228 and long term capital gains $0 and $13,780,538, respectively.

During the period ended October 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment-net by $42,534, increased accumulated net realized gain (loss) on investments by $42,585 and decreased paid-in-capital by $51. Net assets and net asset value per share were not affected by this reclassification.

34

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2010, was approximately $50,400 with a related weighted average annualized interest rate of 1.44%.

NOTE 3—Investment Management Fee And Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The

TheFund 35

NOTES TO FINANCIAL STATEMENTS (continued)

Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

36

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $155,501.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2010, amounted to $67,002,087 and $106,384,691, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

The following summarizes the average market value and percentage of average net assets of derivatives outstanding for the period ended October 31, 2010:

	Value ($)	Average Net Assets (%)
Equity futures contracts	16,069,401	1.78

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents

TheFund 37

NOTES TO FINANCIAL STATEMENTS (continued)

a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2010 are set forth in the Statement of Financial Futures.

At October 31, 2010, the cost of investments for federal income tax purposes was $842,744,186; accordingly, accumulated net unrealized appreciation on investments was $96,276,468, consisting of $255,003,591 gross unrealized appreciation and $158,727,123 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC S&P 500 Stock Index Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC S&P 500 Stock Index Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

TheFund 39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $15,762,790 as ordinary income dividends paid during the year ended October 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund designates the maximum amount allowable but not less than 98.97% of ordinary income dividends paid during the year ended October 31, 2010 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

40

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

TheFund 43

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

44

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

TheFund 45

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
21	Report of Independent Registered Public Accounting Firm
22	Important Tax Information
23	Board Members Information
25	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
U.S. Treasury Reserves

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S.Treasury Reserves, covering the 12-month period from November 1, 2009, through October 31, 2010.

Uncertainty regarding the breadth and strength of the U.S. and global economic recoveries intensified at times over the past year. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets. While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity. The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

We do not expect to see a double-dip recession, thanks in part to record low short-term interest rates and quantitative easing measures by the Federal Reserve Board (the “Fed”). Indeed, with inflationary pressures currently negligible, we do not expect the Fed to raise short-term interest rates anytime soon, and money market yields seem likely to stay near historical lows.We currently believe that there may be opportunities in the equity and bond markets, stemming from improved valuations, healthy corporate balance sheets, better-than-expected earnings and higher-yielding alternatives for those willing to assume a higher level of risk tolerance. But are these investments right for you? Talk with your financial advisor, who is best suited to discuss the appropriateness of such investments given your individual profile and to evaluate your portfolio to help determine whether your “liquid asset” allocations are appropriate given today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through October 31, 2010, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, Dreyfus U.S. Treasury Reserves’ Investor shares produced a yield of 0.00%, and Class R shares produced a yield of 0.00%. Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced effective yields of 0.00% and 0.00%, respectively.1

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal.As a U.S.Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of Treasury bills and notes with remaining maturities of 13 months or less issued by the U.S. government, as well as repurchase agreements with securities dealers, which are backed by U.S.Treasuries.To pursue its goal, the fund invests exclusively in direct obligations of the U.S. Treasury and in repurchase agreements secured by these obligations.

Monetary Policy Unchanged in Muted Recovery

The reporting period began in the midst of an economic recovery fueled, in part, by an overnight federal funds rate that has remained unchanged since December 2008 in a historically low range between 0.00% and 0.25%. Indeed, the economic recovery appeared to remain on track as reflected by an annualized U.S. GDP growth rate of 5.0% during the fourth quarter of 2009.

While economic expansion in the first quarter moderated to a 3.7% annualized rate, it was encouraging news nonetheless for investors eager to see an end to the recession. In fact, job creation began to improve during the first quarter after many months of losses.

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Investors were further cheered in May, when 431,000 additional new jobs were created, although most were temporary government workers hired for the 2010 Census. However, the economic outlook soon took a turn for the worse when a sovereign debt crisis in Europe rattled investors, sparking heightened volatility in stock and bond markets. Indeed, U.S. industrial production appeared to moderate in June, and private-sector job growth proved more anemic than many analysts expected. U.S. GDP moderated to an annualized 1.7% rate during the second quarter, appearing to confirm renewed economic concerns.

Yet, in July, industrial production posted a relatively robust 1.0% gain after June’s mild setback, and the manufacturing and service sectors of the U.S. economy expanded for the twelfth and seventh consecutive months, respectively. On the other hand, total nonfarm payroll employment fell by 131,000 jobs in July, reflecting the end of temporary census hiring.

In August, sales of new homes fell to a 47-year low, while purchases of existing homes plummeted to a 15-year low. The unemployment rate rose to 9.6%, as only 67,000 jobs were created in the private sector during August. In September, the National Bureau of Economic Research announced that the recession had ended in June 2009, but the ensuing recovery has been the slowest since World War II. Economic data released in September appeared to support the consensus view that economic recovery, while intact, remained uncertain; manufacturing activity continued to increase, but employment and housing data showed few, if any, signs of improvement. The U.S. Department of Commerce later estimated that U.S. GDP grew at a 2.5% annualized rate in the third quarter of 2010.

In response to the sluggish rebound, the Federal Reserve Board (the “Fed”) indicated in September that it would embark on a second round of quantitative easing of monetary policy by purchasing $600 million of U.S. Treasury securities. This move, which the Fed intends to begin implementing in November, is designed to fight deflationary forces and encourage lending by injecting more cash into the financial system.

4

Indeed, October brought better economic news. The private sector added 159,000 jobs during the month, with much of the gain coming from the services sector.The manufacturing sector also expanded, as new orders hit their highest level since May. However, housing markets continued to disappoint when issues regarding the banking industry’s foreclosure process muddied an already murky outlook for home values.

An Unwavering Focus on Liquidity

The economy’s developments had relatively little impact on the money markets.The low federal funds rate kept yields of U.S.Treasury bills near zero percent, and the yield curve remained very flat. Therefore, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages.

Although the economic recovery may be gathering momentum, inflationary pressures have remained negligible. The subpar recovery has convinced many analysts that a shift to higher short-term interest rates is unlikely anytime soon. Therefore, we intend to maintain the fund’s focus on liquidity.

November 15, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by
Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, yields of the fund’s
Class R shares and Investor shares would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

TheFund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Reserves from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010
	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ 1.06	$ 1.06
Ending value (after expenses)	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010
	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ 1.07	$ 1.07
Ending value (after expenses)	$1,024.15	$1,024.15

† Expenses are equal to the fund’s annualized expense ratio of .21% for Investor shares and .21% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2010

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—15.9%	Purchase (%)	Amount ($)	Value ($)
11/26/10	0.16	25,000,000	24,997,309
2/24/11	0.19	25,000,000	24,985,226
Total U.S. Treasury Bills
(cost $49,982,535)			49,982,535

U.S. Treasury Notes—27.3%
11/1/10	0.31	25,000,000	25,000,000
12/31/10	0.24	25,000,000	25,025,493
5/2/11	0.12	25,000,000	25,574,159
9/30/11	0.27	10,000,000	10,066,307
Total U.S. Treasury Notes
(cost $85,665,959)			85,665,959

Repurchase Agreements—56.5%
Citigroup Global Markets Holdings Inc.
dated 10/29/10, due 11/1/10 in the
amount of $50,000,917 (fully collateralized
by $46,634,600 U.S. Treasury Notes,
2.25%-3.25%, due 1/31/15-12/31/16,
value $51,000,071)	0.22	50,000,000	50,000,000
Goldman, Sachs & Co.
dated 10/29/10, due 11/1/10 in the
amount of $22,000,220 (fully collateralized
by $18,754,800 U.S. Treasury Notes,
4.88%, due 8/15/16, value $22,440,033)	0.12	22,000,000	22,000,000
JPMorgan Chase & Co.
dated 10/29/10, due 11/1/10 in the
amount of $55,000,871 (fully collateralized
by $51,380,000 U.S. Treasury Notes,
3.25%, due 3/31/17, value $56,105,380)	0.19	55,000,000	55,000,000

TheFund 7

STATEMENT OF INVESTMENTS (continued)

	Annualized
	Yield on
	Date of	Principal
Repurchase Agreements (continued)	Purchase (%)	Amount ($)	Value ($)
RBS Securities, Inc.
dated 10/29/10, due 11/1/10 in the
amount of $50,000,917 (fully collateralized
by $47,240,000 U.S. Treasury Notes, 3%,
due 2/28/17, value $51,003,113)	0.22	50,000,000	50,000,000
Total Repurchase Agreements
(cost $177,000,000)			177,000,000

Total Investments (cost $312,648,494)		99.7%	312,648,494

Cash and Receivables (Net)		.3%	961,447

Net Assets		100.0%	313,609,941

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Repurchase Agreements	56.5	U.S. Treasury Bills	15.9
U.S. Treasury Notes	27.3		99.7
† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $177,000,000)—Note 1(b)	312,648,494	312,648,494
Cash		1,335,087
Interest receivable		882,300
		314,865,881
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		54,821
Payable for shares of Capital Stock redeemed		1,201,109
Dividend payable		10
		1,255,940
Net Assets ($)		313,609,941
Composition of Net Assets ($):
Paid-in capital		313,608,761
Accumulated net realized gain (loss) on investments		1,180
Net Assets ($)		313,609,941

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	116,980,469	196,629,472
Shares Outstanding	116,980,135	196,628,626
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

TheFund 9

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Interest Income	848,026
Expenses:
Management fee—Note 2(a)	1,974,705
Distribution fees (Investor Shares)—Note 2(b)	227,741
Directors’ fees—Note 2(a)	21,726
Total Expenses	2,224,172
Less—reduction in expenses due to undertaking—Note 2(a)	(1,354,562)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(21,726)
Net Expenses	847,884
Investment Income—Net	142
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	1,180
Net Increase in Net Assets Resulting from Operations	1,322

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009
Operations ($):
Investment income—net	142	70,734
Net realized gain (loss) on investments	1,180	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,322	70,734
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(39)	(9,974)
Class R Shares	(103)	(60,760)
Total Dividends	(142)	(70,734)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	85,064,685	182,079,095
Class R Shares	404,688,036	744,086,900
Dividends reinvested:
Investor Shares	39	9,200
Class R Shares	6	2,733
Cost of shares redeemed:
Investor Shares	(93,905,198)	(211,090,213)
Class R Shares	(608,213,306)	(846,020,885)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(212,365,738)	(130,933,170)
Total Increase (Decrease) in Net Assets	(212,364,558)	(130,933,170)
Net Assets ($):
Beginning of Period	525,974,499	656,907,669
End of Period	313,609,941	525,974,499

See notes to financial statements.

TheFund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.016	.043	.039
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.016)	(.043)	(.039)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.01	1.62	4.41	3.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.73	.72	.71	.70
Ratio of net expenses
to average net assets	.21	.39	.68	.70	.70
Ratio of net investment income
to average net assets	.00[b]	.01	1.51	4.31	3.89
Net Assets, end of period ($ x 1,000)	116,980	125,821	154,823	108,151	93,091

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

12

		Year Ended October 31,
Class R Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.018	.045	.041
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.018)	(.045)	(.041)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.01	1.81	4.62	4.17
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	.53	.52	.51	.50
Ratio of net expenses
to average net assets	.21	.38	.49	.50	.50
Ratio of net investment income
to average net assets	.00[b]	.01	1.35	4.40	4.05
Net Assets, end of period ($ x 1,000)	196,629	400,154	502,085	63,941	17,640

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

TheFund 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the “fund”) is a separate diversified series ofThe Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do

14

so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities of sufficient credit quality are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

TheFund 15

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	312,648,494
Level 3—Significant Unobservable Inputs	—
Total	312,648,494
† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

16

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

TheFund 17

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were all ordinary income.

At October 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested

18

Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets.

TheFund 19

NOTES TO FINANCIAL STATEMENTS (continued)

Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, is voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $552,907 for Investor shares and $801,655 for Class R shares during the period ended October 31, 2010.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2010, Investor shares were charged $227,741 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $136,135 and Rule 12b-1 distribution plan fees $19,906, which are offset against an expense reimbursement currently in effect in the amount of $101,220.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Reserves, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S.Treasury Reserves as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

TheFund 21

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

22

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

TheFund 25

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

26

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

TheFund 27

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Important Tax Information
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Small Cap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Small Cap Fund, covering the 12-month period from November 1, 2009, through October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our view, persistent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries led to bouts of heightened volatility for U.S. stocks during most of 2010.The spending power of the U.S. consumer, long an important catalyst for economic growth, has been diminished by concerns over job security and an inability to generate cash from home equity.The second major driver of sustainable growth, corporate investment, has been stunted to a similar extent by tight credit conditions. However, the recent announcement of additional quantitative easing (QE2) measures by the Federal Reserve Board, as well as improved fundamentals across many developing nations, have helped support moderate global economic growth.

Uncertainty will probably remain in the broader financial markets until we see more evidence of robust economic growth, but we remain optimistic regarding the prospects for equities. Many stocks of quality companies with healthy balance sheets, higher credit ratings and strong cash flows appear to be currently priced at a discount.With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global markets, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through October 31, 2010, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, Dreyfus Small Cap Fund’s Class A shares produced a total return of 23.97%, Class B shares returned 23.04%, Class C shares returned 23.15% and Class I shares returned 24.37%.1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), produced a total return of 26.58%, and the fund’s previous benchmark, the Russell 2000 Value Index, returned 24.43% for the same period.2 Stock markets proved volatile, but the Index ended the reporting period with substantial gains as the U.S. economy continued to emerge from recession.The fund’s returns lagged its benchmark, primarily due to relative weakness in the consumer discretionary and energy sectors during the first few months of the reporting period. Following a thorough investment review by the new portfolio management team in February, the fund’s holdings were substantially repositioned.

Effective February 12, 2010, David A. Daglio became the fund’s primary portfolio manager, the fund’s name was changed to Dreyfus Small Cap Fund, and the Russell 2000 Index became the fund’s primary benchmark. Effective April 30, 2010, the fund also changed an investment policy and the fund’s market capitalization range.

Effective November 30, 2010, the fund closed to new investors, with certain exceptions.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of small-cap companies within the market capitalization range of the Russell 2000 at the time of purchase.We select stocks using a disciplined, “bottom-up” investment process that relies on proprietary fundamental research. Elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger.The fund’s sector weightings and risk characteristics are a result of this bottom-up process and may vary from those of the benchmark at any given time.

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Stocks Buoyed by Gradual Economic Improvement

The U.S. economy grew modestly throughout the reporting period, fueling a stock market rally that persisted into April 2010.As is often the case in the wake of a recession, small-cap stocks outperformed their large-cap counterparts during the market’s advance. However, market conditions subsequently became more volatile when a number of global and domestic economic concerns intensified. After generally declining over the spring and summer, stocks rallied in the fall in anticipation of new monetary stimulus from the Federal Reserve Board.

Relative Performance Improved Under New Team

While the fund participated in the market’s rise from the start of the reporting period through February 2010, performance modestly trailed that of the Index, primarily due to relative weakness in the consumer discretionary and energy sectors. After the current management team took the reins in February, relative performance improved, enabling the fund to make up much of the ground it lost earlier to its benchmark.

The most prominent gains in relative performance after February 2010 came in the consumer discretionary sector. Retailers led the way, as Saks,AnnTaylor Stores and OfficeMax delivered higher same store sales and earnings. Media holdings, such as The Interpublic Group of Cos. and CBS Corp., saw an upturn in advertising revenues. Restaurant franchisers, such as AFC Enterprises and Brinker International, experienced a moderate increase in business as they focused on providing quick service and consumer-friendly prices.Automobile parts makers, such as Dana Holding and Modine Manufacturing, rose as automobile sales and industrial activity recovered.

The economic recovery also bolstered results from the industrial sector. Top performers included several vehicle component makers, including ArvinMeritor and WABCO Holdings. Airlines, such as United Continental Holdings and US Airways Group, benefited from increasing air traffic and an improved pricing environment. Notably strong performers in other sectors included two health care acquisition targets, Abraxis BioScience and King Pharmaceuticals, as well as specialty pharmaceutical developer Pain Therapeutics.Two technology holdings, Rovi andVishay Intertechnology, also posted strong gains.

Although the fund experienced relatively few disappointments after February 2010, most were concentrated in the capital markets area of the

4

financials sector. In particular, FBR Capital Markets,TradeStation Group and Janus Capital Group were hurt by short-term financial market uncer-tainties.The fund’s lack of exposure to richly valued metals-and-mining stocks in the materials sector also detracted from relative performance.

Positioned for Moderate but Sustained Recovery

Although economic uncertainties remain, we believe that recently strong levels of corporate profitability point toward continued, albeit mild, recovery. We have positioned the fund to benefit from this environment through overweighted exposure to attractively valued consumer discretionary and industrial stocks with stronger than expected fundamentals.Although we have continued to seek opportunities in the health care and technology sectors, the fund currently holds mildly underweighted exposure to both areas. The fund also holds relatively few materials stocks and real estate investment trusts in the financials sector, where valuations appear stretched.

November 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies.
The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2011. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index. The
Russell 3000 Index is composed of the 3,000 largest U. S. companies based on total market capitalization. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

TheFund 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of
Dreyfus Small Cap Fund on 10/31/00 to a $10,000 investment made in the Russell 2000 Value Index and the
Russell 2000 Index on that date.All dividends and capital gain distributions are reinvested.
Effective 2/12/2010, Dreyfus Small Cap Value Fund changed its name to Dreyfus Small Cap Fund. On this same date, the fund changed its benchmark from the Russell 2000 Value Index to the Russell 2000 Index. In future annual reports, the fund’s performance will no longer be compared to the Russell 2000 Value Index because the Russell 2000
Index is more reflective of the fund’s portfolio investment profile.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of Class
B shares to Class A shares at the end of the sixth year following the date of purchase.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the
3,000 largest U.S. companies based on total market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/10

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	16.85%	–3.04%	5.73%
without sales charge	23.97%	–1.89%	6.36%
Class B shares
with applicable redemption charge †	19.04%	–2.91%	5.90%
without redemption	23.04%	–2.63%	5.90%
Class C shares
with applicable redemption charge ††	22.15%	–2.62%	5.57%
without redemption	23.15%	–2.62%	5.57%
Class I shares	24.37%	–1.65%	6.64%
Russell 2000 Value Index	24.43%	2.02%	8.16%
Russell 2000 Index	26.58%	3.07%	4.89%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

TheFund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Cap Fund from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.48	$ 10.19	$ 10.19	$ 5.23
Ending value (after expenses)	$976.10	$972.60	$972.60	$977.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.61	$ 10.41	$ 10.41	$ 5.35
Ending value (after expenses)	$1,018.65	$1,014.87	$1,014.87	$1,019.91

† Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class B, 2.05% for Class C and 1.05% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2010

Common Stocks—97.4%	Shares	Value ($)
Consumer Discretionary—26.3%
American Axle & Manufacturing Holdings	94,350 [a]	869,907
AnnTaylor Stores	16,410 [a,b]	382,353
ArvinMeritor	91,250 [a,b]	1,512,925
Bebe Stores	87,250	572,360
Belo, Cl. A	171,120 [a]	990,785
CBS, Cl. B	32,560	551,241
CDI	20,940	300,070
Dana Holding	82,230 [a]	1,163,554
Furniture Brands International	117,510 [a]	588,725
Group 1 Automotive	41,880 [a,b]	1,476,689
HNI	13,170	324,772
ICF International	22,710 [a]	581,830
Interpublic Group of Cos.	109,020 [a]	1,128,357
Kelly Services, Cl. A	19,100 [a]	283,635
Liz Claiborne	235,051 [a,b]	1,438,512
Meritage Homes	34,630 [a]	634,075
Modine Manufacturing	59,480 [a]	804,170
Mohawk Industries	7,160 [a]	410,554
OfficeMax	53,750 [a]	951,375
Saks	127,780 [a,b]	1,423,469
ScanSource	53,170 [a]	1,591,910
SFN Group	39,450 [a]	299,031
Steelcase, Cl. A	81,090	681,967
Tower International	42,030 [b]	540,085
Vera Bradley	2,640	72,204
Wright Express	20,720 [a]	781,351
		20,355,906

TheFund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Staples—4.7%
AFC Enterprises	14,700 [a]	186,837
B&G Foods	46,740	572,565
Brinker International	49,510	917,915
Dole Food Company	78,510 [b]	723,862
Nash Finch	29,490	1,235,631
		3,636,810
Energy—7.9%
Comstock Resources	35,120 [a]	784,932
Gulfport Energy	29,970 [a]	499,300
Helix Energy Solutions Group	104,890 [a]	1,331,054
Matrix Service	31,370 [a]	284,840
PNM Resources	123,970 [b]	1,461,606
Resolute Energy	78,650 [a,b]	944,587
SandRidge Energy	140,390 [a]	767,933
		6,074,252
Financial—10.1%
Chimera Investment	224,260 [c]	919,466
FBR Capital Markets	213,030 [a]	754,126
First Midwest Bancorp	5,540	59,333
Glacier Bancorp	22,420	291,460
Janus Capital Group	4,260	44,986
Jones Lang LaSalle	4,460	348,148
PacWest Bancorp	35,040	610,747
Popular	138,350 [a]	377,696
Portfolio Recovery Associates	19,760 [a,b]	1,324,908
PrivateBancorp	77,350	911,957
Starwood Property Trust	38,160	771,214
TradeStation Group	102,260 [a]	561,407
Waddell & Reed Financial, Cl. A	11,840	344,189
Wilmington Trust	67,350 [b]	478,858
		7,798,495

10

Common Stocks (continued)	Shares	Value ($)
Health Care—9.3%
Align Technology	44,220 [a]	753,067
Celgene	1 [a]	33
Celgene (Rights)	43,960 [a]	213,206
Emergent BioSolutions	100,600 [a]	1,817,842
Hanger Orthopedic Group	60,770 [a]	1,137,614
King Pharmaceuticals	135,800 [a]	1,920,212
Onyx Pharmaceuticals	20,830 [a]	558,869
Pain Therapeutics	103,730 [a,b]	796,646
		7,197,489
Industrial—16.2%
Altra Holdings	54,160 [a]	801,568
Babcock and Wilcox	17,280 [a]	394,330
Columbus McKinnon	48,160 [a]	845,690
Con-way	44,930 [b]	1,483,139
Forrester Research	18,690 [a]	618,078
Granite Construction	32,210	778,838
Kaman	27,890	751,636
Lennox International	22,770	933,798
Myers Industries	48,190	425,518
Saia	33,550 [a]	485,804
Simpson Manufacturing	51,650	1,372,857
Sterling Construction	35,640 [a]	434,808
United Continential Holdings	14,890 [a]	432,405
US Airways Group	35,010 [a,b]	412,768
UTi Worldwide	69,190	1,329,832
WESCO International	23,880 [a]	1,022,542
		12,523,611
Information Technology—17.1%
Blue Nile	20,540 [a,b]	875,004
Cadence Design Systems	91,770 [a]	777,292
Cypress Semiconductor	36,200 [a]	510,420

TheFund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
DealerTrack Holdings	92,730 [a]	1,791,544
Encore Wire	27,116	562,928
JDS Uniphase	46,470 [a]	488,400
MICROS Systems	31,290 [a]	1,420,253
Microsemi	70,360 [a]	1,407,200
Omnicell	61,190 [a]	854,824
Quest Software	21,100 [a]	552,187
Rovi	20,320 [a]	1,029,208
Sykes Enterprises	58,970 [a]	979,492
Take-Two Interactive Software	43,120 [a]	459,659
Terremark Worldwide	23,960 [a,b]	239,360
Vishay Intertechnology	64,610 [a]	730,093
Vishay Precision Group	11,521 [a]	195,857
Websense	17,110 [a]	344,253
		13,217,974
Telecommunications—3.1%
Cbeyond	37,740 [a,b]	511,377
General Communication, Cl. A	50,040 [a]	522,918
GeoEye	14,140 [a]	625,978
PAETEC Holding	182,880 [a]	771,754
		2,432,027
Utilities—2.7%
Great Plains Energy	48,110	915,533
Portland General Electric	55,875	1,167,788
		2,083,321
Total Common Stocks
(cost $71,223,710)		75,319,885

Other Investment—2.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,552,000)	1,552,000 [d]	1,552,000

12

Investment of Cash Collateral
for Securities Loaned—12.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $9,490,984)	9,490,984 [d]	9,490,984

Total Investments (cost $82,266,694)	111.7%	86,362,869
Liabilities, Less Cash and Receivables	(11.7%)	(9,018,612)
Net Assets	100.0%	77,344,257

a Non-income producing security.
b Security, or portion thereof, on loan.At October 31, 2010, the market value of the fund’s securities on loan was
$9,256,964 and the market value of the collateral held by the fund was $9,518,048, consisting of cash collateral of
$9,490,984 and U.S. Government and agency securities valued at $27,065.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Discretionary	26.3	Energy	7.9
Information Technology	17.1	Consumer Staples	4.7
Industrial	16.2	Telecommunications	3.1
Money Market Investments	14.3	Utilities	2.7
Financial	10.1
Health Care	9.3		111.7

† Based on net assets.
See notes to financial statements.

TheFund 13

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2010

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,256,964)—Note 1(b):
Unaffiliated issuers			71,223,710	75,319,885
Affiliated issuers			11,042,984	11,042,984
Cash				41,384
Receivable for investment securities sold				1,176,358
Receivable for shares of Capital Stock subscribed				92,013
Dividends and interest receivable				28,124
				87,700,748
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				86,492
Liability for securities on loan—Note 1(b)				9,490,984
Payable for investment securities purchased				391,843
Payable for shares of Capital Stock redeemed				387,172
				10,356,491
Net Assets ($)				77,344,257
Composition of Net Assets ($):
Paid-in capital				216,246,134
Accumulated undistributed investment income—net				419
Accumulated net realized gain (loss) on investments				(142,998,471)
Accumulated net unrealized appreciation
(depreciation) on investments				4,096,175
Net Assets ($)				77,344,257

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	49,285,354	2,501,241	8,108,448	17,449,214
Shares Outstanding	3,440,984	190,523	617,086	1,197,437
Net Asset Value Per Share ($)	14.32	13.13	13.14	14.57

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,023,053
Affiliated issuers	852
Income from securities lending—Note 1(b)	70,668
Total Income	1,094,573
Expenses:
Management fee—Note 3(a)	976,032
Distribution and service plan fees—Note 3(b)	228,446
Directors’ fees—Note 3(a)	5,357
Interest expense—Note 2	2,333
Loan commitment fees—Note 2	654
Total Expenses	1,212,822
Less—reduction in management fee due to undertaking—Note 3(a)	(145,128)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(5,357)
Net Expenses	1,062,337
Investment Income—Net	32,236
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,480,673
Net unrealized appreciation (depreciation) on investments	10,144,251
Net Realized and Unrealized Gain (Loss) on Investments	15,624,924
Net Increase in Net Assets Resulting from Operations	15,657,160

See notes to financial statements.

TheFund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009[a]
Operations ($):
Investment income—net	32,236	1,271,735
Net realized gain (loss) on investments	5,480,673	(65,845,850)
Net unrealized appreciation
(depreciation) on investments	10,144,251	50,618,548
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,657,160	(13,955,567)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(362,526)	(678,258)
Class B Shares	(6,994)	—
Class C Shares	(23,863)	—
Class I Shares	(297,922)	(853,987)
Class T Shares	—	(67,323)
Total Dividends	(691,305)	(1,599,568)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	25,919,643	22,057,069
Class B Shares	3,754	57,143
Class C Shares	634,667	576,407
Class I Shares	5,898,069	11,382,546
Class T Shares	—	738,218
Dividends reinvested:
Class A Shares	278,585	546,000
Class B Shares	4,818	—
Class C Shares	14,047	—
Class I Shares	280,775	762,630
Class T Shares	—	51,431
Cost of shares redeemed:
Class A Shares	(27,433,035)	(52,783,012)
Class B Shares	(2,266,857)	(2,080,954)
Class C Shares	(2,341,075)	(3,502,655)
Class I Shares	(17,704,190)	(48,785,006)
Class T Shares	—	(7,802,562)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(16,710,799)	(78,782,745)
Total Increase (Decrease) in Net Assets	(1,744,944)	(94,337,880)
Net Assets ($):
Beginning of Period	79,089,201	173,427,081
End of Period	77,344,257	79,089,201
Undistributed investment income—net	419	519,530

16

	Year Ended October 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	1,859,502	2,210,887
Shares issued for dividends reinvested	22,705	51,901
Shares redeemed	(2,056,006)	(5,086,317)
Net Increase (Decrease) in Shares Outstanding	(173,799)	(2,823,529)
Class Bb
Shares sold	333	5,937
Shares issued for dividends reinvested	425	—
Shares redeemed	(190,870)	(221,698)
Net Increase (Decrease) in Shares Outstanding	(190,112)	(215,761)
Class C
Shares sold	52,415	58,888
Shares issued for dividends reinvested	1,240	—
Shares redeemed	(197,327)	(376,695)
Net Increase (Decrease) in Shares Outstanding	(143,672)	(317,807)
Class I
Shares sold	440,887	1,114,374
Shares issued for dividends reinvested	22,552	71,407
Shares redeemed	(1,354,228)	(4,631,678)
Net Increase (Decrease) in Shares Outstanding	(890,789)	(3,445,897)
Class Tc
Shares sold	—	73,618
Shares issued for dividends reinvested	—	5,008
Shares redeemed	—	(830,091)
Net Increase (Decrease) in Shares Outstanding	—	(751,465)

a	Effective as of close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended October 31, 2010, 36,376 Class B shares representing $431,310 were automatically converted to 33,442 Class A shares and during the period ended October 31, 2009, 42,287 Class B shares representing $399,611 were automatically converted to 38,886 Class A shares.
c	On the close of business on February 4, 2009, 478,907 Class T shares representing $4,444,262 were converted to
467,817 Class A shares.
See notes to financial statements.

TheFund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.65	12.09	22.34	23.55	21.49
Investment Operations:
Investment income—net[a]	.01	.12	.06	.06	.06
Net realized and unrealized
gain (loss) on investments	2.77	(.44)	(7.11)	.72	2.70
Total from Investment Operations	2.78	(.32)	(7.05)	.78	2.76
Distributions:
Dividends from investment income—net	(.11)	(.12)	—	(.02)	—
Dividends from net realized
gain on investments	—	—	(3.20)	(1.97)	(.70)
Total Distributions	(.11)	(.12)	(3.20)	(1.99)	(.70)
Net asset value, end of period	14.32	11.65	12.09	22.34	23.55
Total Return (%)[b]	23.97	(2.56)	(35.70)	3.42	13.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.50	1.51	1.51	1.50	1.50
Ratio of net expenses
to average net assets	1.32	1.36	1.36	1.42	1.50
Ratio of net investment income
to average net assets	.05	1.14	.34	.27	.27
Portfolio Turnover Rate	206.27	97.34	78.10	66.35	89.62
Net Assets, end of period ($ x 1,000)	49,285	42,115	77,814	223,590	398,035

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended October 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.69	11.05	20.86	22.25	20.50
Investment Operations:
Investment income (loss)—net[a]	(.07)	.04	(.06)	(.10)	(.10)
Net realized and unrealized
gain (loss) on investments	2.53	(.40)	(6.55)	.68	2.55
Total from Investment Operations	2.46	(.36)	(6.61)	.58	2.45
Distributions:
Dividends from investment income—net	(.02)	—	—	—	—
Dividends from net realized
gain on investments	—	—	(3.20)	(1.97)	(.70)
Total Distributions	(.02)	—	(3.20)	(1.97)	(.70)
Net asset value, end of period	13.13	10.69	11.05	20.86	22.25
Total Return (%)[b]	23.04	(3.26)	(36.20)	2.65	12.28
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.26	2.26	2.26	2.25	2.25
Ratio of net expenses
to average net assets	2.07	2.11	2.11	2.17	2.25
Ratio of net investment income
(loss) to average net assets	(.61)	.38	(.42)	(.46)	(.48)
Portfolio Turnover Rate	206.27	97.34	78.10	66.35	89.62
Net Assets, end of period ($ x 1,000)	2,501	4,068	6,589	18,876	25,767

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

TheFund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.71	11.07	20.89	22.28	20.52
Investment Operations:
Investment income (loss)—net[a]	(.08)	.03	(.06)	(.10)	(.10)
Net realized and unrealized
gain (loss) on investments	2.54	(.39)	(6.56)	.68	2.56
Total from Investment Operations	2.46	(.36)	(6.62)	.58	2.46
Distributions:
Dividends from investment income—net	(.03)	—	—	—	—
Dividends from net realized
gain on investments	—	—	(3.20)	(1.97)	(.70)
Total Distributions	(.03)	—	(3.20)	(1.97)	(.70)
Net asset value, end of period	13.14	10.71	11.07	20.89	22.28
Total Return (%)[b]	23.15	(3.34)	(36.19)	2.65	12.32
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.25	2.26	2.26	2.25	2.25
Ratio of net expenses
to average net assets	2.07	2.11	2.11	2.17	2.25
Ratio of net investment income
(loss) to average net assets	(.66)	.37	(.43)	(.48)	(.48)
Portfolio Turnover Rate	206.27	97.34	78.10	66.35	89.62
Net Assets, end of period ($ x 1,000)	8,108	8,145	11,935	34,161	53,520

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended October 31,
Class I Shares	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value, beginning of period	11.86	12.33	22.72	23.92	21.77
Investment Operations:
Investment income—net[b]	.05	.15	.11	.13	.12
Net realized and unrealized
gain (loss) on investments	2.80	(.45)	(7.26)	.72	2.73
Total from Investment Operations	2.85	(.30)	(7.15)	.85	2.85
Distributions:
Dividends from investment income—net	(.14)	(.17)	(.04)	(.08)	—
Dividends from net realized
gain on investments	—	—	(3.20)	(1.97)	(.70)
Total Distributions	(.14)	(.17)	(3.24)	(2.05)	(.70)
Net asset value, end of period	14.57	11.86	12.33	22.72	23.92
Total Return (%)	24.37	(2.34)	(35.57)	3.68	13.43
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.25	1.26	1.26	1.25	1.25
Ratio of net expenses
to average net assets	1.07	1.11	1.11	1.16	1.25
Ratio of net investment income
to average net assets	.40	1.48	.62	.57	.53
Portfolio Turnover Rate	206.27	97.34	78.10	66.35	89.62
Net Assets, end of period ($ x 1,000)	17,449	24,761	68,233	263,262	255,151

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
See notes to financial statements.

TheFund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Small Cap Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the Board of Directors held on February 9, 2010, the Board approved, effective February 12, 2010, a proposal to change the name of the fund from “Dreyfus Small Cap Value Fund” to “Dreyfus Small Cap Fund”.

On July 29, 2010, the fund’s Board of Directors approved, effective November 30, 2010 to close the fund to new investors.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value shares of Capital Stock.The fund currently offers four classes of shares: Class A (300 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front end sales charge, while Class B and Class C are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank

22

trust departments and other financial services providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates) acting on behalf of customers having a qualified or investment account or relationship at such institution, and bear no distribution or service fee. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

TheFund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

24

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	73,612,357	—	—	73,612,357
Equity Securities—
Foreign†	1,707,528	—	—	1,707,528
Mutual Funds	11,042,984	—	—	11,042,984
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as

TheFund 25

NOTES TO FINANCIAL STATEMENTS (continued)

well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the funds policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the

26

period ended October 31, 2010, The Bank of New York Mellon earned $30,286 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2009 ($)	Purchases ($)	Sales ($)	10/31/2010 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	280,000	33,133,000	31,861,000	1,552,000	2.0
Dreyfus
Institutional
Cash
Advantage
Plus Fund	18,045,143	80,008,885	88,563,044	9,490,984	12.3
Total	18,325,143	113,141,885 120,424,044		11,042,984	14.3

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

TheFund 27

NOTES TO FINANCIAL STATEMENTS (continued)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $142,947,337 and unrealized appreciation $4,045,460.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, $76,700,778 of the carryover expires in fiscal 2016 and $66,246,559 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were as follows: ordinary income $691,305 and $1,599,568, respectively.

During the period ended October 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and distributions in excess of taxable income, the fund increased accumulated undistributed investment income-net by $139,958, increased accumulated net realized gain (loss) on investments by $105,275 and decreased paid-in capital by $245,233. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

28

Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2010 was approximately $164,400, with a related weighted average annualized interest rate of 1.42%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with

TheFund 29

NOTES TO FINANCIAL STATEMENTS (continued)

a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager had agreed from November 1, 2009 through February 10, 2010, to waive receipt of a portion of the fund’s management fee, in the amount of .15% of the value of the fund’s average daily net assets.The

30

Manager has currently agreed from February 11, 2010 through March 1, 2011 to waive receipt of a portion of the fund’s management fee, in the amount of .20% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $145,128 during the period ended October 31, 2010.

During the period ended October 31, 2010, the Distributor retained $4,057 from commissions earned on sales of fund’s Class A shares and $16,066 and $1,726 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 2010, Class A, Class B and Class C shares were charged $112,506, $25,221, and $61,734, respectively, pursuant to their respective Plans. Class B and Class C shares were charged $8,407 and $20,578, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

TheFund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $80,249, Rule 12b-1 distribution plan fees $16,873 and service plan fees $2,236, which are offset against an expense reimbursement currently in effect in the amount of $12,866.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2010, amounted to $159,399,209 and $184,027,341, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended October 31, 2010.

At October 31, 2010, the cost of investments for federal income tax purposes was $82,317,409; accordingly, accumulated net unrealized appreciation on investments was $4,045,460, consisting of $7,680,019 gross unrealized appreciation and $3,634,559 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Small Cap Fund (formerly Dreyfus Small CapValue Fund), a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Cap Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

TheFund 33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $691,305 as ordinary income dividends paid during the year ended October 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2010 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

TheFund 37

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

38

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

TheFund 39

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
24	Statement of Financial Futures
24	Statement of Options Written
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Changes in Net Assets
29	Financial Highlights
32	Notes to Financial Statements
52	Report of Independent Registered Public Accounting Firm
53	Important Tax Information
54	Board Members Information
56	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic Fixed
Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic Fixed Income Fund, covering the 12-month period from November 1, 2009, through October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our analysis, persistent uncertainty regarding the breadth and strength of the U.S. economic recovery has led to bouts of heightened volatility throughout many areas of the U.S. bond market during the past year. Higher yielding market sectors, such as corporate debt and commercial mortgages, as well as bonds from international debt markets have fared relatively well as investors seek competitive levels of income in a low interest-rate environment.

Uncertainty will probably remain in the broader financial markets until we see more robust economic growth, but we expect generally favorable influences in the bond market to persist for some time to come. Record low short-term interest rates, improving corporate balance sheets, and investors’ global search for income could continue to support prices of higher yielding bonds, especially if today’s economic concerns prove to be overstated.With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global investment universe, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through October 31, 2010, David Leduc and David Horsfall, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, Dreyfus Opportunistic Fixed Income Fund’s Class A, Class C and Class I shares produced total returns of 13.67%, 12.81% and 13.99%, respectively.1 In comparison, the fund’s benchmark, the Barclays Capital U.S.Aggregate Bond Index (the “Index”), produced a total return of 8.01% for the same period.2

The U.S. bond market generally rallied amid heightened volatility as investors reacted to each new release of economic data. Performance was particularly strong later in the reporting period, when investors anticipated a new round of quantitative easing from the Federal Reserve Board (the “Fed”).The fund produced higher returns than its benchmark, primarily due to the success of our sector allocation and interest rate strategies.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income.To pursue this goal, we typically allocate the fund’s assets across four sectors of the fixed-income market: U.S. high yield bonds rated below investment grade; U.S. government, investment grade corporate and mortgage-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

Our analysis of top down quantitative and macroeconomic factors guides the allocation of assets among market sectors, industries and positioning along the yield curve. Using fundamental analysis, we seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability and extensive research into the credit history and current financial strength of the securities’ issuers.

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Monetary Stimulus Boosted the Bond Market

The U.S. economy continued to recover from recession throughout the reporting period, but the pace of the expansion has been slower than historical averages. In addition, in the spring of 2010, investors responded cautiously to new economic concerns stemming from a sovereign debt crisis in Europe, as well as high unemployment and weak housing markets in the United States. In light of these ongoing challenges, the Fed left short-term interest rates unchanged in a historically low range between 0.00% and 0.25%.

Bonds encountered heightened volatility in this market environment. Higher yielding market sectors were buoyed early in the reporting period by expectations that conditions would improve for businesses and the housing market.These hopes were dashed for a time over the spring and summer of 2010, when renewed global instability kindled fears of a double-dip recession and sparked a “flight to quality” from higher yielding market sectors to U.S. government securities. Optimism returned to the market in the fall, when it became apparent that a double-dip recession was unlikely and investors looked forward to the Fed’s purchase of $600 billion of U.S. Treasury securities. Consequently, the U.S. bond market ended the reporting period with substantially positive total returns.

Allocation and Interest Rates Strategies Boosted Fund Returns

The fund received particularly positive contributions to relative performance from its holdings of high yield corporate bonds. Although the reporting period began with an emphasis on traditionally defensive market sectors and higher-quality securities, we shifted gradually toward a more constructive investment posture as we became increasingly comfortable with credit risks in the recovering economy, helping to boost the fund’s participation in better-performing segments of the high yield bond market.

Our interest rate strategies also added value, as we maintained a relatively long average duration and focused on the intermediate-term segment of the market’s maturity spectrum. These strategies enabled the fund to participate fully in the rally when longer-term interest rates declined in advance of the Fed’s quantitative easing program. Finally, the fund benefited from overweighted exposure to investment-grade corporate bonds, emerging-markets securities, commercial mortgage-backed securities

4

and foreign bonds denominated in local currencies.All of these higher yielding market sectors fared well as the economic outlook improved.

Security Selection Likely to Drive Future Performance

Although we expect the economic recovery to persist, we are aware that the U.S. bond prices may already reflect further economic improvement. At the same time, we expect the Fed to keep interest rates low for an extended period.While higher yielding market sectors remain attractively valued compared to historical norms, they are more fully valued than they were just a few months ago.

Therefore, we expect the bulk of the market’s returns over the foreseeable future to come from income, and we believe security selection will become a more important driver of the fund’s results. In our judgment, our ongoing emphasis on extensive credit research, combined with overweighted exposure to higher yielding market sectors, should position the fund well for a more selective market environment.

November 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
March 1, 2011, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-
10 years. Investors cannot invest directly in any index.

TheFund 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus
Opportunistic Fixed Income Fund on 7/11/06 (inception date) to a $10,000 investment made in the Barclays Capital
U.S.Aggregate Index (the “Index”) on that date. For comparative purposes, the value of the Index on 6/30/06 is used as the beginning value on 7/11/06.All dividends and capital gain distributions are reinvested.
Effective 10/29/10, Dreyfus Strategic Income Fund changed its name to Dreyfus Opportunistic Fixed Income Fund.
The fund invests primarily in fixed-income securities.The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/10

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (4.5%)	7/11/06	8.57%	6.87%
without sales charge	7/11/06	13.67%	8.02%
Class C shares
with applicable redemption charge †	7/11/06	11.81%	7.20%
without redemption	7/11/06	12.81%	7.20%
Class I shares	7/11/06	13.99%	8.29%
Barclays Capital U.S. Aggregate Index††	6/30/06	8.01%	7.31%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 6/30/06 is used as the beginning value on 7/11/06.

TheFund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Fixed Income Fund from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.70	$ 9.56	$ 4.41
Ending value (after expenses)	$1,055.00	$1,050.90	$1,056.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.60	$ 9.40	$ 4.33
Ending value (after expenses)	$1,019.66	$1,015.88	$1,020.92

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2010

	Coupon	Maturity	Principal
Bonds and Notes—84.5%	Rate (%)	Date	Amount ($)		Value ($)
Advertising—.5%
Lamar Media,
Gtd. Notes	6.63	8/15/15	176,000		181,500
Aerospace & Defense—.1%
BE Aerospace,
Sr. Unscd. Notes	6.88	10/1/20	50,000		53,375
Agricultural—1.7%
Altria Group,
Gtd. Notes	9.70	11/10/18	445,000		614,771
Asset—Backed Certificates—.6%
CIT Equipment Collateral,
Ser. 2010-VT1A, Cl. D	7.33	9/15/17	200,000	[a]	207,300
Asset-Backed Ctfs./
Auto Receivables—6.9%
Ally Auto Receivables Trust,
Ser. 2010-1, Cl. B	3.29	3/15/15	95,000	[a]	98,740
Americredit Automobile Receivables
Trust, Ser. 2010-3, Cl. C	3.34	4/8/16	50,000		50,469
Americredit Automobile Receivables
Trust, Ser. 2010-1, Cl. C	5.19	8/17/15	70,000		73,213
Americredit Automobile Receivables
Trust, Ser. 2010-1, Cl. D	6.65	7/17/17	70,000		72,966
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. E	6.96	3/8/16	296,493	[a]	286,371
Carmax Auto Owner Trust,
Ser. 2010-1, Cl. B	3.75	12/15/15	20,000		20,839
Carmax Auto Owner Trust,
Ser. 2010-2, Cl. B	3.96	6/15/16	255,000		262,095
Chrysler Financial Lease Trust,
Ser. 2010-A, Cl. C	4.49	9/16/13	250,000	[a]	250,305
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. D	6.89	5/15/13	625,000	[a]	647,563
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. D	7.05	12/15/13	250,000	[a]	263,197
Ford Credit Auto Owner Trust,
Ser. 2006-B, Cl. D	7.12	2/15/13	250,000	[a]	255,075
Franklin Auto Trust,
Ser. 2008-A, Cl. B	6.10	5/20/16	75,000	[a]	79,090
JPMorgan Auto Receivables Trust,
Ser. 2008-A, Cl. CFTS	5.22	7/15/15	30,322	[a]	29,919

TheFund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Auto Receivables (continued)
Navistar Financial Corp. Owner
Trust, Ser. 2010-B, Cl. B	2.60	4/20/15	100,000	[a]	100,109
Wachovia Auto Loan Owner Trust,
Ser. 2007-1, Cl. C	5.45	10/22/12	45,000		45,894
					2,535,845
Asset-Backed Ctfs./Credit Cards—.3%
American Express Credit Account
Master Trust, Ser. 2007-1, Cl. C	0.53	9/15/14	100,000	[a,b]	99,341
Asset-Backed Ctfs./
Home Equity Loans—1.0%
Accredited Mortgage Loan Trust,
Ser. 2006-1, Cl. A3	0.44	4/25/36	75,807	[b]	62,536
Carrington Mortgage Loan Trust,
Ser. 2005-NC5, Cl. A2	0.58	10/25/35	54,020	[b]	51,448
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A3	5.71	7/25/36	58,853	[b]	59,549
First Franklin Mortgage Loan Asset
Backed Certificates,
Ser. 2005-FF2, Cl. M1	0.66	3/25/35	33,218	[b]	32,729
Home Equity Asset Trust,
Ser. 2005-2, Cl. M1	0.71	7/25/35	17,061	[b]	16,994
JP Morgan Mortgage Acquisition,
Ser. 2006-CH2, Cl. AV2	0.31	10/25/36	17,403	[b]	16,823
Morgan Stanley ABS Capital I,
Ser. 2004-NC1, Cl. M2	2.58	12/27/33	23,607	[b]	18,512
Park Place Securities,
Ser. 2004-WCW1, Cl. M1	0.89	9/25/34	27,519	[b]	27,134
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2	0.52	11/25/35	22,846	[b]	22,531
Securitized Asset Backed
Receivables, Ser. 2004-OP2, Cl. M2	1.31	8/25/34	70,837	[b]	56,502
					364,758
Automotive, Trucks & Parts—.2%
Lear,
Gtd. Bonds	7.88	3/15/18	55,000		60,088

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Banks—8.4%
Bank of America,
Sr. Unscd. Notes	5.63	7/1/20	375,000		389,576
Citigroup,
Sr. Unscd. Notes	5.38	8/9/20	115,000		121,264
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	125,000		135,411
Citigroup,
Unscd. Notes	8.50	5/22/19	115,000		144,633
Credit Suisse,
Sub. Notes	5.40	1/14/20	120,000		130,220
Discover Bank,
Sub. Notes	7.00	4/15/20	570,000		630,206
JPMorgan Chase & Co.,
Sr. Unscd. Notes	4.40	7/22/20	125,000		127,449
Lloyds TSB Bank,
Bank Gtd. Notes	5.80	1/13/20	130,000	[a]	139,372
Morgan Stanley,
Sr. Unscd. Notes	5.50	1/26/20	170,000		177,271
Royal Bank of Scotland,
Bank Gtd. Notes	3.95	9/21/15	175,000		180,510
Royal Bank of Scotland,
Gtd. Notes	5.63	8/24/20	170,000		179,237
Santander US Debt SA Unipersonal,
Bank Gtd. Notes	3.72	1/20/15	355,000	[a]	361,185
USB Capital IX,
Gtd. Notes	6.19	10/29/49	180,000	[b]	143,100
Wells Fargo Capital XIII,
Gtd. Secs.	7.70	12/29/49	215,000	[b]	224,137
					3,083,571
Building Materials—.2%
Masco,
Sr. Unscd. Bonds	7.13	3/15/20	70,000		73,602
Chemicals—1.2%
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	55,000		70,751

TheFund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Chemicals (continued)
Dow Chemical,
Sr. Unscd. Notes	9.40	5/15/39	125,000		177,661
Rhodia,
Sr. Notes	6.88	9/15/20	200,000	[a]	211,250
					459,662
Coal—.6%
Consol Energy,
Gtd. Notes	8.00	4/1/17	120,000	[a]	132,000
Consol Energy,
Gtd. Notes	8.25	4/1/20	75,000	[a]	84,000
					216,000
Commercial & Professional
Services—.4%
Aramark,
Gtd. Notes	8.50	2/1/15	56,000		59,080
Iron Mountain,
Sr. Sub. Bonds	8.38	8/15/21	65,000		73,206
					132,286
Commercial Mortgage
Pass-Through Ctfs.—12.0%
Banc of America Commercial
Mortgage, Ser. 2004-6, Cl. A4	4.63	12/10/42	100,000	[b]	106,795
Banc of America Commercial
Mortgage, Ser. 2004-6, Cl. A5	4.81	12/10/42	475,000		507,838
Banc of America Commercial
Mortgage, Ser. 2005-6, Cl. A4	5.37	9/10/47	240,000	[b]	265,362
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR3, Cl. A4	4.72	2/11/41	140,000		150,096
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-T14, Cl. A4	5.20	1/12/41	150,000	[b]	162,879
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T26, Cl. A4	5.47	1/12/45	235,000	[b]	257,703
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-PW17,
Cl. AAB	5.70	6/11/50	200,000		219,162
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T28, Cl. A4	5.74	9/11/42	200,000	[b]	220,263
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-PW16,
Cl. AAB	5.91	6/11/40	35,000	[b]	38,262

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Citigroup Commercial Mortgage
Trust, Ser. 2004-C1, Cl. A4	5.55	4/15/40	140,000	[b]	152,896
Citigroup Commercial Mortgage
Trust, Ser. 2007-C6, Cl. A4	5.88	12/10/49	185,000	[b]	198,961
Commercial Mortgage Pass-Through
Certificates, Ser. 2010-C1, Cl. C	5.78	7/10/46	110,000	[a]	113,299
Commercial Mortgage Pass-Through
Certificates, Ser. 2010-C1, Cl. D	5.92	7/10/46	185,000	[a,b]	177,021
CS First Boston Mortgage
Securities, Ser. 2004-C3, Cl. A3	4.30	7/15/36	9,210		9,203
CS First Boston Mortgage
Securities, Ser. 2005-C5, Cl. A4	5.10	8/15/38	125,000	[b]	137,154
CS First Boston Mortgage
Securities, Ser. 2001-CF2, Cl. A4	6.51	2/15/34	31,400		31,506
First Union National Bank
Commercial Mortgage,
Ser. 2001-C2, Cl. A2	6.66	1/12/43	24,981		25,227
GE Capital Commercial Mortgage,
Ser. 2005-C2, Cl. A2	4.71	5/10/43	8,575		8,572
GE Capital Commercial Mortgage,
Ser. 2004-C2, Cl. A4	4.89	3/10/40	150,000		161,472
GMAC Commercial Mortgage
Securities, Ser. 2003-C3, Cl. A3	4.65	4/10/40	13,412		13,913
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. K	1.31	3/6/20	100,000	[a,b]	84,364
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. L	1.56	3/6/20	335,000	[a,b]	278,500
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2003-CB7, Cl. A3	4.45	1/12/38	13,988		13,982
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. C	7.69	12/5/27	100,000	[a,b]	114,562
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C1, Cl. A2	3.62	1/15/29	26,262		26,276
LB-UBS Commercial Mortgage Trust,
Ser. 2005-C7, Cl. A4	5.20	11/15/30	240,000	[b]	263,599
Merrill Lynch Mortgage Trust,
Ser. 2005-LC1, Cl. A2	5.20	1/12/44	24,195	[b]	24,182

TheFund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2006-2, Cl. A4	6.10	6/12/46	145,000	[b]	162,165
Morgan Stanley Capital I,
Ser. 2005-HQ7, Cl. A4	5.38	11/14/42	65,000	[b]	71,585
Morgan Stanley Capital I,
Ser. 2007-T27, Cl. A4	5.80	6/11/42	210,000	[b]	233,214
RBSCF Trust,
Ser. 2010-MB1, Cl. B	4.79	4/15/24	175,000	[a,b]	187,483
					4,417,496
Diversified Financial Services—5.0%
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	82,000	[b]	85,895
Capital One Capital VI,
Gtd. Secs.	8.88	5/15/40	150,000		159,375
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	30,000		30,390
Credit Suisse Guernsey,
Jr. Sub. Notes	5.86	5/29/49	30,000	[b]	29,512
Discover Financial Services,
Sr. Unscd. Notes	10.25	7/15/19	75,000		96,050
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	150,000	[a]	175,701
Ford Motor Credit,
Sr. Unscd. Notes	8.00	12/15/16	400,000		468,788
Fresenius US Finance II,
Gtd. Notes	9.00	7/15/15	85,000	[a]	99,662
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	150,000		167,885
Harley-Davidson Funding,
Gtd. Notes	5.75	12/15/14	145,000	[a]	156,380
Hutchison Whampoa International,
Gtd. Notes	5.75	9/11/19	110,000	[a]	122,116
JPMorgan Chase Capital XXVII,
Cap. Secs., Ser. AA	7.00	11/1/39	75,000		76,105
Pearson Dollar Finance Two,
Gtd. Notes	6.25	5/6/18	135,000	[a]	156,534
					1,824,393

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Electric Utilities—3.3%
AES,
Sr. Unscd. Notes		7.75	10/15/15	500,000		550,000
Exelon Generation,
Sr. Unscd. Notes		4.00	10/1/20	90,000		89,786
Nevada Power,
Mortgage Notes		6.50	8/1/18	85,000		102,874
NiSource Finance,
Gtd. Notes		6.40	3/15/18	235,000		271,528
NRG Energy,
Gtd. Notes		7.38	1/15/17	180,000		188,100
						1,202,288
Environmental Control—.7%
Allied Waste North America,
Gtd. Notes, Ser. B		7.13	5/15/16	20,000		21,349
Republic Services,
Gtd. Notes		5.50	9/15/19	115,000		130,437
Waste Management,
Gtd. Notes		7.75	5/15/32	100,000		124,733
						276,519
Food & Beverages—1.5%
Anheuser-Busch InBev Worldwide,
Gtd. Notes		8.20	1/15/39	160,000	[a]	226,133
Kraft Foods,
Sr. Unscd. Notes		6.13	2/1/18	45,000		53,090
Kraft Foods,
Sr. Unscd. Notes		6.88	2/1/38	120,000		142,857
Stater Brothers Holdings,
Gtd. Notes		8.13	6/15/12	115,000		115,719
						537,799
Foreign/Governmental—12.6%
Egypt Treasury,
Bills, Ser. 182	EGP	0.00	2/15/11	6,000,000	[c,d]	1,011,358
Egypt Treasury,
Bills, Ser. 182	EGP	0.00	2/22/11	4,250,000	[c,d]	715,032
Eurasian Development Bank,
Sr. Unscd. Notes		7.38	9/29/14	100,000	[a]	111,000
Mexican Bonos,
Bonds, Ser. MI10	MXN	9.50	12/18/14	2,025,000	[d]	189,788

TheFund 15

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Mexican Bonos,
Bonds, Ser. M 20	MXN	10.00	12/5/24	1,550,000	[d]	169,021
Poland Government,
Bonds, Ser. 0413	PLN	5.25	4/25/13	1,000,000	[d]	354,797
Republic of Argentina,
Sr. Unscd. Notes, Ser. NY		8.28	12/31/33	237,694		226,641
Republic of Argentina,
Sr. Unscd. Notes, Ser. 1		8.75	6/2/17	385,000	[e]	401,363
Republic of Chile,
Notes	CLP	5.50	8/5/20	88,000,000	[d]	190,882
Republic of Indonesia,
Sr. Unscd. Notes		11.63	3/4/19	200,000	[a]	311,000
Republic of Philippines,
Sr. Unscd. Notes	PHP	4.95	1/15/21	10,000,000	[d]	247,600
Republic of Uruguay,
Unscd. Notes		8.00	11/18/22	135,000		182,250
Russian Federation,
Sr. Unscd. Bonds		7.50	3/31/30	447,500	[b]	538,074
						4,648,806
Health Care—2.3%
Bausch & Lomb,
Sr. Unscd. Notes		9.88	11/1/15	165,000		180,262
Community Health Systems,
Gtd. Notes		8.88	7/15/15	55,000		58,987
Davita,
Gtd. Notes		6.63	11/1/20	170,000		175,312
HCA,
Sr. Unscd. Notes		6.75	7/15/13	150,000		156,750
HCA,
Sr. Unscd. Notes		7.88	2/1/11	29,000		29,507
Quest Diagnostic,
Gtd. Notes		5.75	1/30/40	60,000		57,897
United Health Group,
Sr. Unscd. Notes		5.70	10/15/40	180,000		180,129
						838,844

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Lodging & Entertainment—.5%
MGM Resorts International,
Sr. Unscd. Notes	11.38	3/1/18	95,000	[e]	99,038
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	65,000		72,312
					171,350
Manufacturing—.5%
Bombardier,
Sr. Notes	7.75	3/15/20	160,000	[a]	178,400
Media—6.6%
British Sky Broadcasting,
Gtd. Notes	6.10	2/15/18	125,000	[a]	144,519
CBS,
Gtd. Notes	4.30	2/15/21	180,000		178,836
CBS,
Gtd. Notes	5.90	10/15/40	180,000		174,941
Clear Channel Worldwide,
Gtd. Notes, Ser. B	9.25	12/15/17	330,000		362,175
Cox Communications,
Sr. Unscd. Notes	6.25	6/1/18	65,000	[a]	75,186
CSC Holdings,
Sr. Unscd. Notes	8.50	4/15/14	15,000		16,800
CSC Holdings,
Sr. Unscd. Notes	8.63	2/15/19	60,000		69,675
DirecTV Holdings,
Gtd. Notes	5.88	10/1/19	25,000		28,526
DirecTV Holdings,
Gtd. Notes	6.00	8/15/40	135,000		137,980
DirecTV Holdings,
Gtd. Notes	7.63	5/15/16	60,000		67,277
Discovery Communications,
Gtd. Notes	5.63	8/15/19	30,000		34,162
NBC Universal,
Sr. Unscd. Notes	5.15	4/30/20	235,000	[a]	255,492
News America,
Gtd. Notes	6.15	3/1/37	295,000		311,501

TheFund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media (continued)
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	130,000	136,200
Time Warner Cable,
Gtd. Notes	5.85	5/1/17	80,000	91,391
Time Warner,
Gtd. Debs.	6.50	11/15/36	300,000	334,014
				2,418,675
Mining—.8%
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	55,000	62,297
Teck Resources,
Sr. Scd. Notes	10.25	5/15/16	84,000	103,854
Teck Resources,
Sr. Scd. Notes	10.75	5/15/19	90,000	115,146
				281,297
Municipal Bonds—.6%
California,
GO (Build America Bonds)	7.30	10/1/39	75,000	76,762
California,
GO (Build America Bonds)
(Various Purpose)	7.55	4/1/39	70,000	73,202
Los Angeles Unified School
District, GO (Build America Bonds)	6.76	7/1/34	55,000	60,161
				210,125
Office And Business Equipment—.3%
Xerox,
Sr. Unscd. Notes	5.50	5/15/12	25,000	26,564
Xerox,
Sr. Unscd. Notes	5.65	5/15/13	30,000	32,904
Xerox,
Sr. Unscd. Notes	8.25	5/15/14	40,000	48,142
				107,610
Oil & Gas—4.9%
Anadarko Petroleum,
Sr. Unscd. Notes	6.38	9/15/17	135,000	150,184
Chesapeake Energy,
Gtd. Notes	6.63	8/15/20	340,000	361,675
Continental Resources,
Gtd. Notes	7.13	4/1/21	45,000 [a]	48,825

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oil & Gas (continued)
Denbury Resources,
Gtd. Notes	8.25	2/15/20	205,000		229,600
EQT,
Sr. Unscd. Notes	8.13	6/1/19	65,000		80,103
KazMunaiGaz Finance,
Gtd. Notes	7.00	5/5/20	160,000	[a]	170,880
Newfield Exploration,
Sr. Sub. Notes	6.88	2/1/20	125,000		134,062
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	80,000		89,133
Petro-Canada,
Sr. Unscd. Notes	6.80	5/15/38	120,000		141,571
Petroleos De Venezuela,
Gtd. Notes	5.25	4/12/17	525,000		311,063
Valero Energy,
Sr. Unscd. Notes	6.13	2/1/20	70,000		77,622
					1,794,718
Packaging—.3%
Reynolds Group,
Sr. Scd. Notes	7.75	10/15/16	100,000	[a]	106,500
Paper & Paper Related—.6%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	20,000	[a]	20,975
Georgia-Pacific,
Sr. Unscd. Notes	8.13	5/15/11	135,000		140,062
Georgia-Pacific,
Gtd. Notes	8.25	5/1/16	45,000	[a]	51,862
					212,899
Pipelines—1.3%
El Paso,
Sr. Unscd. Bonds	6.50	9/15/20	55,000	[a]	57,653
El Paso,
Sr. Unscd. Notes	8.25	2/15/16	235,000		268,194
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.85	2/15/20	85,000		102,126
Plains All American Pipeline,
Gtd. Notes	5.75	1/15/20	65,000		72,750
					500,723

TheFund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Property & Casualty Insurance—2.6%
Cincinnati Financial,
Sr. Unscd. Notes	6.13	11/1/34	9,000		8,725
Cincinnati Financial,
Sr. Unscd. Debs.	6.92	5/15/28	45,000		47,735
Hanover Insurance Group,
Sr. Unscd. Notes	7.50	3/1/20	20,000		22,133
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	170,000	[a]	171,275
Lincoln National,
Sr. Unscd. Notes	6.25	2/15/20	40,000		44,670
Lincoln National,
Sr. Unscd. Notes	8.75	7/1/19	80,000		103,323
Principal Financial Group,
Gtd. Notes	8.88	5/15/19	115,000		150,466
Prudential Financial,
Sr. Unscd. Notes	5.70	12/14/36	150,000		148,482
Willis North America,
Gtd. Notes	6.20	3/28/17	170,000		182,307
Willis North America,
Gtd. Notes	7.00	9/29/19	60,000		65,625
					944,741
Real Estate—1.6%
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	150,000		165,281
Duke Realty,
Sr. Unscd. Notes	6.75	3/15/20	15,000	[e]	16,950
Duke Realty,
Sr. Unscd. Notes	8.25	8/15/19	60,000		72,303
ERP Operating,
Sr. Unscd. Notes	5.75	6/15/17	25,000		28,158
Federal Realty Investment Trust,
Sr. Unscd. Notes	5.40	12/1/13	50,000		54,600
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	35,000		37,363
Simon Property Group,
Sr. Unscd. Notes	6.75	2/1/40	103,000		119,028
WEA Finance,
Gtd. Notes	7.13	4/15/18	70,000	[a]	82,985
					576,668

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Residential Mortgage
Pass-Through Ctfs.—.1%
CS First Boston Mortgage
Securities, Ser. 2005-6,
Cl. 1A2	0.53	7/25/35	56,009	[b]	52,918
Retail—1.8%
Autozone,
Sr. Unscd. Notes	5.75	1/15/15	65,000		73,940
CVS Pass-Through Trust,
Pass Thru Certificates	7.51	1/10/32	138,250	[a]	162,057
CVS Pass-Through Trust,
Pass Thru Certificates	8.35	7/10/31	53,838	[a]	67,059
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	45,000		46,906
Inergy Finance,
Gtd. Notes	7.00	10/1/18	125,000	[a]	131,250
Rite Aid,
Sr. Scd. Notes	10.38	7/15/16	130,000		138,938
Staples,
Gtd. Notes	9.75	1/15/14	45,000		55,780
					675,930
Steel—.6%
Arcelormittal,
Sr. Unscd. Notes	7.00	10/15/39	125,000		126,205
Arcelormittal,
Sr. Unscd. Bonds	9.85	6/1/19	80,000		103,353
					229,558
Technology—.1%
Sungard Data Systems,
Gtd. Notes	10.25	8/15/15	25,000		26,406
Telecommunications—1.8%
CC Holdings,
Sr. Scd. Notes	7.75	5/1/17	110,000	[a]	124,025
Digicel,
Sr. Unscd. Notes	12.00	4/1/14	100,000	[a]	117,625
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	50,000		54,687
Intelsat Subsidiary Holding,
Gtd. Notes	8.88	1/15/15	40,000	[a]	41,400

TheFund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Telecommunications (continued)
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	25,000	27,204
Telecom Italia Capital,
Gtd. Notes	5.25	10/1/15	30,000	33,021
Telecom Italia Capital,
Gtd. Notes	7.72	6/4/38	30,000	34,574
Wind Acquisition Finance,
Scd. Notes	11.75	7/15/17	100,000 [a]	114,500
Wind Acquisition Holdings Finance,
Sr. Scd. Notes	12.25	7/15/17	107,146 [a]	124,825
				671,861
Total Bonds and Notes
(cost $28,648,774)				30,988,623
			Face Amount
			Covered by
Options Purchased—.2%			Contracts ($)	Value ($)
Call Options—.1%
10-Year USD LIBOR-BBA,
January 2011 @ 2.69			2,075,000 [f]	27,350
Japanese Yen,
August 2011 @ 90			340,000 [f]	3,456
Japanese Yen,
August 2011 @ 90			340,000 [f]	3,558
				34,364
Put Options—.1%
10-Year USD LIBOR-BBA,
January 2011 @ 2.69			2,075,000 [f]	42,634
Total Options
(cost $98,314)				76,998
			Principal
Short-Term Investments—7.6%			Amount ($)	Value ($)
U.S. Treasury Bills:
0.14%, 2/10/11			2,700,000	2,699,077
0.15%, 12/16/10			90,000 [g]	89,986
Total Short-Term Investments
(cost $2,788,956)				2,789,063

22

Other Investment—2.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,023,000)	1,023,000 [h]	1,023,000

Investment of Cash Collateral
for Securities Loaned—1.4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $509,819)	509,819 [h]	509,819

Total Investments (cost $33,068,863)	96.5%	35,387,503
Cash and Receivables (Net)	3.5%	1,302,365
Net Assets	100.0%	36,689,868

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2010, these securities had a market value of $7,805,865 or 21.3% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Principal amount stated in U.S. Dollars unless otherwise noted.
CLP—Chilean Peso
EGP—Egyptian Pound
MXN—Mexican New Peso
PHP—Philippines Peso
PLN— Polish Zloty
e Security, or portion thereof, on loan.At October 31, 2010, the market value of the fund’s securities on loan was
$637,185 and the market value of the collateral held by the fund was $509,819.
f Non-income producing security.
g Held by a broker as collateral for open financial futures positions.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
Corporate Bonds	50.4	Municipal Bonds	.6
Asset/Mortgage-Backed	20.9	Options Purchased	.2
Foreign/Governmental	12.6
Short-Term/Money Market Investments	11.8		96.5

† Based on net assets.
See notes to financial statements.

TheFund 23

STATEMENT OF FINANCIAL FUTURES
October 31, 2010

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 10/31/2010 ($)
Financial Futures Long
U.S. Treasury 30 Year Bonds	4	539,375	December 2010	(28,885)
Financial Futures Short
U.S. Treasury 2 Year Notes	25	(5,499,610)	December 2010	(11,450)
U.S. Treasury 5 Year Notes	41	(4,984,703)	December 2010	(29,711)
U.S. Treasury 10 Year Notes	2	(252,563)	December 2010	1,026
Gross Unrealized Appreciation				1,026
Gross Unrealized Depreciation				(70,046)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
October 31, 2010

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Put Options;
10-Year USD LIBOR-BBA,
February 2011 @ 5.36
(Premiums received 13,050)	870,000 [a]	(8)

BBA—British Bankers Association
LIBOR—London Interbank Bank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $637,185)—Note 1(c):
Unaffiliated issuers		31,536,044	33,854,684
Affiliated issuers		1,532,819	1,532,819
Cash			9,684
Receivable for investment securities sold			1,871,933
Dividends and interest receivable			394,591
Receivable for shares of Capital Stock subscribed			34,016
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			5,780
Prepaid expenses			17,725
			37,721,232
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			26,390
Liability for securities on loan—Note 1(c)			509,819
Payable for investment securities purchased			399,442
Payable for shares of Capital Stock redeemed			23,054
Payable for futures variation margin—Note 4			11,122
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			2,386
Outstanding options written, at value (premiums received
$13,050)—See Statement of Options Written—Note 4			8
Accrued expenses			59,143
			1,031,364
Net Assets ($)			36,689,868
Composition of Net Assets ($):
Paid-in capital			34,172,197
Accumulated undistributed investment income—net			315,002
Accumulated net realized gain (loss) on investments			(63,841)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions [including
($69,020) net unrealized (depreciation) on financial futures]			2,266,510
Net Assets ($)			36,689,868

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	29,925,597	5,294,965	1,469,306
Shares Outstanding	2,226,644	395,392	109,333
Net Asset Value Per Share ($)	13.44	13.39	13.44

See notes to financial statements.

TheFund 25

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Income:
Interest	2,011,243
Dividends;
Affiliated issuers	1,298
Income from securities lending—Note 1(c)	929
Total Income	2,013,470
Expenses:
Management fee—Note 3(a)	189,367
Shareholder servicing costs—Note 3(d)	96,591
Auditing fees	43,661
Registration fees	39,337
Distribution fees—Note 3(c)	38,881
Prospectus and shareholders’ reports	14,531
Custodian fees—Note 3(d)	12,627
Legal fees	4,252
Directors’ fees and expenses—Note 3(b)	1,069
Loan commitment fees—Note 2	529
Miscellaneous	42,660
Total Expenses	483,505
Less—reduction in management fee due to undertaking—Note 3(a)	(100,254)
Net Expenses	383,251
Investment Income—Net	1,630,219
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	983,406
Net realized gain (loss) on options transactions	34,884
Net realized gain (loss) on financial futures	(1,040)
Net realized gain (loss) on swap transactions	12,667
Net realized gain (loss) on forward foreign currency exchange contracts	300,192
Net Realized Gain (Loss)	1,330,109
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	1,145,758
Net unrealized appreciation (depreciation) on options transactions	(14,011)
Net unrealized appreciation (depreciation) on financial futures	(77,534)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(11,751)
Net Unrealized Appreciation (Depreciation)	1,042,462
Net Realized and Unrealized Gain (Loss) on Investments	2,372,571
Net Increase in Net Assets Resulting from Operations	4,002,790

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009
Operations ($):
Investment income—net	1,630,219	1,452,156
Net realized gain (loss) on investments	1,330,109	(1,357,779)
Net unrealized appreciation
(depreciation) on investments	1,042,462	6,086,510
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,002,790	6,180,887
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,111,849)	(1,121,488)
Class C Shares	(186,951)	(137,301)
Class I Shares	(51,345)	(34,633)
Total Dividends	(1,350,145)	(1,293,422)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	11,143,866	5,443,542
Class C Shares	2,677,726	3,180,907
Class I Shares	930,148	84,955
Dividends reinvested:
Class A Shares	930,469	1,032,659
Class C Shares	76,754	57,253
Class I Shares	27,982	34,633
Cost of shares redeemed:
Class A Shares	(8,683,168)	(5,036,167)
Class C Shares	(2,909,632)	(386,954)
Class I Shares	(353,293)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	3,840,852	4,410,828
Total Increase (Decrease) in Net Assets	6,493,497	9,298,293
Net Assets ($):
Beginning of Period	30,196,371	20,898,078
End of Period	36,689,868	30,196,371
Undistributed (distributions in excess of)
investment income—net	315,002	(141,074)

TheFund 27

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2010	2009
Capital Share Transactions:
Class A
Shares sold	865,561	475,923
Shares issued for dividends reinvested	72,867	96,783
Shares redeemed	(687,566)	(480,908)
Net Increase (Decrease) in Shares Outstanding	250,862	91,798
Class C
Shares sold	209,707	295,490
Shares issued for dividends reinvested	6,009	5,332
Shares redeemed	(227,286)	(36,494)
Net Increase (Decrease) in Shares Outstanding	(11,570)	264,328
Class I
Shares sold	72,665	6,952
Shares issued for dividends reinvested	2,208	3,236
Shares redeemed	(27,544)	—
Net Increase (Decrease) in Shares Outstanding	47,329	10,188

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2010	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	12.36	10.06	12.62	12.95	12.50
Investment Operations:
Investment income—net[b]	.67	.68	.73	.81	.18
Net realized and unrealized
gain (loss) on investments	.98	2.23	(2.40)	(.19)	.40
Total from Investment Operations	1.65	2.91	(1.67)	.62	.58
Distributions:
Dividends from investment income—net	(.57)	(.61)	(.73)	(.83)	(.13)
Dividends from net realized
gain on investments	—	—	(.16)	(.12)	—
Total Distributions	(.57)	(.61)	(.89)	(.95)	(.13)
Net asset value, end of period	13.44	12.36	10.06	12.62	12.95
Total Return (%)[c]	13.67	30.10	(14.21)	4.98	4.69[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.41	1.53	1.78	1.74	2.75[e,f]
Ratio of net expenses
to average net assets	1.10	1.10	1.09	1.10	1.05[e]
Ratio of net investment income
to average net assets	5.27	6.25	6.24	6.37	4.62[e]
Portfolio Turnover Rate	172.20	133.04[g] 265.85[g] 310.92[g] 279.33[d,g]
Net Assets, end of period ($ x 1,000)	29,926	24,420	18,947	22,200	15,452

a	From July 11, 2006 (commencement of operations) to October 31, 2006.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	The fund’s expense ratio net of earnings credits for Class A was 2.71%.
g	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009,
2008, 2007 and 2006, were 123.39%, 178.23%, 285.25% and 271.65%, respectively.
See notes to financial statements.

TheFund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	12.31	10.02	12.59	12.94	12.50
Investment Operations:
Investment income—net[b]	.59	.61	.64	.71	.15
Net realized and unrealized
gain (loss) on investments	.96	2.22	(2.41)	(.18)	.40
Total from Investment Operations	1.55	2.83	(1.77)	.53	.55
Distributions:
Dividends from investment income—net	(.47)	(.54)	(.64)	(.76)	(.11)
Dividends from net realized
gain on investments	—	—	(.16)	(.12)	—
Total Distributions	(.47)	(.54)	(.80)	(.88)	(.11)
Net asset value, end of period	13.39	12.31	10.02	12.59	12.94
Total Return (%)[c]	12.81	29.19	(14.95)	4.26	4.44[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.20	2.28	2.62	2.55	3.52[e,f]
Ratio of net expenses
to average net assets	1.85	1.85	1.84	1.85	1.80[e]
Ratio of net investment income
to average net assets	4.57	5.57	5.48	5.55	3.87[e]
Portfolio Turnover Rate	172.20	133.04[g] 265.85[g] 310.92[g] 279.33[d,g]
Net Assets, end of period ($ x 1,000)	5,295	5,010	1,430	982	846

a	From July 11, 2006 (commencement of operations) to October 31, 2006.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	The fund’s expense ratio net of earnings credits for Class C was 3.47%.
g	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009,
2008, 2007 and 2006, were 123.39%, 178.23%, 285.25% and 271.65%, respectively.
See notes to financial statements.

30

		Year Ended October 31,
Class I Shares	2010	2009	2008	2007[a]	2006[b]
Per Share Data ($):
Net asset value, beginning of period	12.36	10.06	12.62	12.95	12.50
Investment Operations:
Investment income—net[c]	.72	.71	.76	.84	.19
Net realized and unrealized
gain (loss) on investments	.96	2.24	(2.41)	(.19)	.40
Total from Investment Operations	1.68	2.95	(1.65)	.65	.59
Distributions:
Dividends from investment income—net	(.60)	(.65)	(.75)	(.86)	(.14)
Dividends from net realized
gain on investments	—	—	(.16)	(.12)	—
Total Distributions	(.60)	(.65)	(.91)	(.98)	(.14)
Net asset value, end of period	13.44	12.36	10.06	12.62	12.95
Total Return (%)	13.99	30.50	(14.06)	5.22	4.76[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.16	1.25	1.54	1.53	2.51[e,f]
Ratio of net expenses
to average net assets	.85	.85	.84	.85	.81[e]
Ratio of net investment income
to average net assets	5.54	6.51	6.49	6.54	4.87[e]
Portfolio Turnover Rate	172.20	133.04[g] 265.85[g] 310.92[g] 279.33[d,g]
Net Assets, end of period ($ x 1,000)	1,469	766	521	807	786

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	From July 11, 2006 (commencement of operations) to October 31, 2006.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	The fund’s expense ratio net of earnings credits for Class I was 2.47%.
g	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009,
2008, 2007 and 2006, were 123.39%, 178.23%, 285.25% and 271.65%, respectively.
See notes to financial statements.

TheFund 31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Fixed Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek maximize total return through capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the Board of Directors held on July 29, 2010, the Board approved, effective October 29, 2010, a proposal to change the name of the fund from “Dreyfus Strategic Income Fund” to “Dreyfus Opportunistic Fixed Income Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 300 million shares of $.001 par value Capital Stock.The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder service fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder service fees. Class I shares are offered

32

without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 632,291 Class A, 51,873 Class C and 54,150 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at

TheFund 33

NOTES TO FINANCIAL STATEMENTS (continued)

the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated

34

in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

TheFund 35

NOTES TO FINANCIAL STATEMENTS (continued)

           The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	3,207,244	—	3,207,244
Commercial
Mortgage-Backed	—	4,417,496	—	4,417,496
Corporate Bonds†	—	18,452,034	—	18,452,034
Foreign Government	—	4,648,806	—	4,648,806
Municipal Bonds	—	210,125	—	210,125
Mutual Funds	1,532,819	—	—	1,532,819
Residential
Mortgage-Backed	—	52,918	—	52,918
U.S. Treasury	—	2,789,063	—	2,789,063
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	5,780	—	5,780
Futures††	1,026	—	—	1,026
Options Purchased	7,014	69,984	—	76,998
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(2,386)	—	(2,386)
Futures††	(70,046)	—	—	(70,046)
Options Written	—	(8)	—	(8)

†	See Statement of Investments for industry classification.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements

36

as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

TheFund 37

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2010,The Bank of NewYork Mellon earned $500 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2009 ($)	Purchases ($)	Sales ($)	10/31/2010 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,715,000	26,812,000	27,504,000	1,023,000	2.8
Dreyfus
Institutional
Cash
Advantage
Fund	—	2,662,170	2,152,351	509,819	1.4
Total	1,715,000	29,474,170	29,656,351	1,532,819	4.2

38

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 29, 2010, the Board of Directors declared a cash dividend of $.052, $.045 and $.056 per share from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on November 1, 2010 (ex-dividend date), to shareholders of record as of the close of business on October 29, 2010.

TheFund 39

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $368,971, accumulated capital losses $132,118 and unrealized appreciation $2,280,818.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were as follows: ordinary income $1,350,145 and $1,293,422, respectively.

During the period ended October 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for consent fees, paydowns gains and losses, amortization of premiums, foreign currency transactions and the treatment of swap periodic payments, the fund increased accumulated undistributed investment income-net by $176,002 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

40

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager and the Company, the Company has agreed to pay the Manager a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until March 1, 2011, so that fund expenses (exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, shareholder services fees, interest expense, commitment fees and extraordinary expenses) do not exceed an annual rate of .85% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $100,254 during the period ended October 31, 2010.

(b) Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction

TheFund 41

NOTES TO FINANCIAL STATEMENTS (continued)

with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open End Funds and Dreyfus High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Board members, that would be applied to offset a portion of the management fee payable by certain other series of the Company to the Manager, are in fact paid directly by the Manager to the non-interested Board members.

During the period ended October 31, 2010, the Distributor retained $3,461 from commissions earned on sales of the fund’s Class A shares and $1,719 from CDSCs on redemptions of the fund’s Class C shares.

42

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2010, Class C shares were charged $38,881, pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2010, Class A and Class C shares were charged $63,139 and $12,960, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2010, the fund was charged $4,604 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash

TheFund 43

NOTES TO FINANCIAL STATEMENTS (continued)

balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2010, the fund was charged $1,340 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2010, the fund was charged $12,627 pursuant to the custody agreement.

During the period ended October 31, 2010, the fund was charged $6,114 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $18,533, Rule 12b-1 distribution plan fees $3,314, shareholder services plan fees $7,421, custodian fees $2,250, chief compliance officer fees $2,248 and transfer agency per account fees $1,580, which are offset against an expense reimbursement currently in effect in the amount of $8,956.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended October 31, 2010, amounted to $53,137,255 and $52,257,314, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-

44

related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure. The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2010 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2]	71,010	Interest rate risk[1,3]	(70,054)
Foreign exchange risk[2,4]	12,794	Foreign exchange risk[5]	(2,386)
Gross fair value of
derivatives contracts	83,804		(72,440)

Statement of Assets and Liabilities location:
1	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Outstanding options purchased, at value.
3	Outstanding options written, at value.
4	Unrealized appreciation on forward foreign currency exchange contracts.
5	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2010 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[6]	Options[7]	Contracts[8]	Swaps[9]	Total
Interest rate	(1,040)	34,884	—	—	33,844
Foreign exchange	—	—	300,192	—	300,192
Credit	—	—	—	12,667	12,667
Total	(1,040)	34,884	300,192	12,667	346,703

TheFund 45

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[10]	Options[11]	Contracts[12]	Total
Interest rate	(77,534)	(3,532)	—	(81,066)
Foreign exchange	—	(10,479)	(11,751)	(22,230)
Total	(77,534)	(14,011)	(11,751)	(103,296)

Statement of Operations location:
6	Net realized gain (loss) on financial futures.
7	Net realized gain (loss) on options transactions.
8	Net realized gain (loss) on forward foreign currency exchange contracts.
9	Net realized gain (loss) on swap transactions.
[10] Net unrealized appreciation (depreciation) on financial futures.
[11] Net unrealized appreciation (depreciation) on options transactions.
[12] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The following summarizes the average market value and percentage of average net assets of derivatives outstanding during the period ended October 31, 2010:

	Average Market Value ($)	Average Net Assets (%)
Interest rate futures contracts	7,914,995	25.08
Interest rate options contracts	235,756.75
Foreign currency options contracts	2,514.01
Forward contracts	4,311,868	13.66

The following summarizes the average notional value and percentage of average net assets of swap contracts outstanding during the period ended October 31, 2010:

	Average Notional Value ($)	Average Net Assets (%)
Credit default swap contracts	84,615.27

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board

46

of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2010 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, foreign currencies, or as a substitute for an investment.The fund is subject to interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes

TheFund 47

NOTES TO FINANCIAL STATEMENTS (continued)

a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended October 31, 2010:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding
October 31, 2009	6,066,000	208,476
Contracts written	13,904,000	413,561
Contracts terminated:
Contracts closed	11,980,000	541,012	559,020	(18,008)
Contracts expired	7,120,000	67,975	—	67,975
Total contracts
terminated	19,100,000	608,987	559,020	49,967
Contracts outstanding
October 31, 2010	870,000	13,050

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.

48

With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 11/30/2010	370,000	362,048	361,041	(1,007)
Malaysian Ringgit,
Expiring 11/30/2010	2,180,000	698,606	699,133	527
Norwegian Krone,
Expiring 11/30/2010	2,070,000	354,040	352,861	(1,179)
Philippines Peso,
Expiring 11/30/2010	6,000,000	139,405	139,205	(200)
South Korean Won,
Expiring 11/30/2010	807,100,000	715,578	716,249	671
Sales:		Proceeds ($)
Chilean Peso,
Expiring 11/30/2010	88,500,000	182,407	180,468	1,939
Polish Zloty,
Expiring 11/30/2010	1,040,000	366,688	364,045	2,643
Gross Unrealized
Appreciation				5,780
Gross Unrealized
Depreciation				(2,386)

TheFund 49

NOTES TO FINANCIAL STATEMENTS (continued)

Swaps: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index ) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is

50

paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.At October 31, 2010, there were no credit default swap agreements outstanding.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

At October 31, 2010, the cost of investments for federal income tax purposes was $33,071,120; accordingly, accumulated net unrealized appreciation on investments was $2,316,383, consisting of $2,514,804 gross unrealized appreciation and $198,421 gross unrealized depreciation.

TheFund 51

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Opportunistic Fixed Income Fund (formerly Dreyfus Strategic Income Fund), a series ofThe Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and from July 11, 2006 (commencement of operations) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Fixed Income Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and from July 11, 2006 (commencement of operations) to October 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

52

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 86.89% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

TheFund 53

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

56

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

TheFund 57

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

58

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $271,095 in 2009 and $ 271,095 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,490 in 2009 and $32,490 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $19,935 in 2009 and $20,340 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2009 and $0 in 2010.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $3,802,000 in 2009 and $3,221,000 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 23, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	December 23, 2010

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)